UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-22935

PAX WORLD FUNDS SERIES TRUST III
(Exact name of registrant as specified in charter)

30 Penhallow Street, Suite 400, Portsmouth, NH			03801
(Address of principal executive offices)			(Zip code)

Pax World Management LLC 30 Penhallow Street, Suite 400, Portsmouth, NH 03801 Attn.: Joseph Keefe
(Name and address of agent for service)

Registrant’s telephone number, including area code:		800-767-1729

Date of fiscal year end:	December 31

Date of reporting period:	06/30/18

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. §3507.

Item 1.	Semi-Annual Report to Shareholders

DOMESTIC EQUITY

PAX LARGE CAP FUND

PAX MID CAP FUND

PAX SMALL CAP FUND

PAX ESG BETA® QUALITY FUND

PAX ESG BETA® DIVIDEND FUND

FIXED INCOME

PAX CORE BOND FUND

PAX HIGH YIELD BOND FUND

GLOBAL/INTERNATIONAL EQUITY

PAX GLOBAL OPPORTUNITIES FUND

PAX GLOBAL ENVIRONMENTAL MARKETS FUND

PAX ELLEVATE GLOBAL WOMEN'S LEADERSHIP FUND

PAX MSCI EAFE ESG LEADERS INDEX FUND

MULTI-ASSET

PAX BALANCED FUND

SEMI-ANNUAL REPORT

June 30, 2018

PAX World Funds
Advised by Impax

Table of Contents

Glossary of Terms	1
Letter to Shareholders	5
Portfolio Manager Comments and Highlights
Pax Large Cap Fund	9
Pax Mid Cap Fund	12
Pax Small Cap Fund	15
Pax ESG Beta Quality Fund	18
Pax ESG Beta Dividend Fund	21
Pax Global Opportunities Fund	24
Pax Global Environmental Markets Fund	27
Pax Ellevate Global Women’s Leadership Fund	32
Pax MSCI EAFE ESG Leaders Index Fund	37
Pax Core Bond Fund	41
Pax High Yield Bond Fund	44
Pax Balanced Fund	48
Sustainable Investing Update	51
Shareholder Expense Examples	54
Schedules of Investments	57
Statements of Assets and Liabilities	104
Statements of Operations	108
Statements of Changes in Net Assets	110
Statements of Changes in Net Assets—Shares of Beneficial Interest	116
Financial Highlights	120
Notes to Financial Statements	134
Account Options and Services	165

For More Information

General Fund Information

800.767.1729

Shareholder Account Information

800.372.7827

Account Inquiries

Pax World
P.O. Box 9824
Providence, RI 02940-8024

Investment Advisers

Impax Asset Management LLC
(formerly known as Pax World Management LLC)
Pax Ellevate Management LLC
30 Penhallow Street, Suite 400
Portsmouth, NH 03801

Transfer and Dividend Disbursing Agent

BNY Mellon Investment
Servicing (U.S.) Inc.
P.O. Box 9824
Providence, RI 02940-8024

Custodian

State Street Bank and Trust Company
1 Lincoln Street
Boston, MA 02111

Glossary of Terms

Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based index, maintained by Bloomberg L.P. often used to represent investment grade bonds being traded in United States.

Blended Index for the Balanced Fund is composed of 60% S&P 500 Index and 40% Bloomberg Barclays U.S. Aggregate Bond Index.

FTSE Environmental Opportunities Index Series measures the performance of global companies that have significant involvement in environmental business activities, including renewable and alternative energy, energy efficiency, water technology and waste and pollution control. The FTSE Environmental Opportunities Index Series requires companies to have at least 20% of their business derived from environmental markets and technologies. The FTSE Environmental Opportunities Index Series is published by a joint venture of Impax Asset Management, Ltd. (“Impax”) with FTSE International. Impax is also the sub-adviser to the Pax Global Environmental Markets Fund.

ICE BofA Merrill Lynch U.S. High Yield - Cash Pay - BB-B (Constrained 2%) Index tracks the performance of BB- and B rated fixed income securities publicly issued in the major domestic or Eurobond markets, with total index allocation to an individual issuer limited to 2%.

Lipper Core Bond Funds Index tracks the results of the 30 largest mutual funds in the Lipper Core Bond Index Funds Average. The Lipper Core Bond Index Funds Average is a total return performance average of mutual funds tracked by Lipper, Inc. that invest at least 85% in domestic investment-grade debt issues (rated in the top four grades) with any remaining investment in non-benchmark sectors such as high-yield, global and emerging market debt. These funds maintain dollar-weighted average maturities of five to ten years.

Lipper Equity Income Funds Index tracks the results of the 30 largest mutual funds in the Lipper Equity Income Funds Index Average. The Lipper Equity Income Funds Index Funds Average is a total return performance average of mutual funds tracked by Lipper, Inc. that by prospectus language and portfolio practice, seek relatively high current income and growth of income by investing at least 65% of their portfolio in dividend-paying equity securities.

Lipper Global Multi-Cap Core Funds Index tracks the results of the 30 largest mutual funds in the Global Multi-Cap Core Funds Average. The Global Multi-Cap Core Funds Index Average is a total return performance average of mutual funds tracked by Lipper, Inc. that track the results of funds that, by portfolio practice, invest in a variety of market capitalization ranges without concentrating 75% of their equity assets in any one market capitalization range over an extended period of time. Global multi-cap core funds typically have average characteristics compared to the MSCI World Index.

Lipper High Yield Bond Funds Index tracks the results of the 30 largest mutual funds in the Lipper High Yield Bond Funds Average. The Lipper High Yield Bond Funds Average is a total return performance average of mutual funds tracked by Lipper, Inc. that aim at high (relative) current yield from fixed income securities, have no quality or maturity restrictions and tend to invest in lower grade debt issues.

Lipper International Large-Cap Core Funds Index tracks the results of the 30 largest mutual funds in the Lipper International Large-Cap Core Funds Index Average. The Lipper International Large-Cap Core Funds Index Average is a total return performance average of mutual funds tracked by Lipper, Inc. that track the results of funds that, by portfolio practice, invest at least 75% of their equity assets in companies strictly outside of the U.S. with market capitalizations (on a three-year

1

Glossary of Terms, continued

weighted basis) above Lipper’s international large-cap floor. International large-cap core funds typically have an average price-to-cash flow ratio, price-to-book ration, and three-year sales-per-share growth value compared to the S&P/Citigroup World ex-U.S. BMI.

Lipper Large-Cap Core Funds Index tracks the results of the 30 largest mutual funds in the Lipper Large Cap Core Funds Index Average. The Lipper Large Cap Core Funds Index Funds Average is a total return performance average of mutual funds tracked by Lipper, Inc. that invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) above Lipper’s USDE large-cap floor. Large-cap core funds have more latitude in the companies in which they invest. These funds typically have average characteristics compared to the S&P 500 Index.

Lipper Mid-Cap Core Funds Index tracks the results of the 30 largest mutual funds in the Lipper Mid-Cap Core Funds Average. The Lipper Mid-Cap Core Funds Average is a total return performance average of the mutual funds tracked by Lipper, Inc. that, by portfolio practice, invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) below Lipper’s USDE mid-cap ceiling. Mid-cap core funds have more latitude in the companies in which they invest. These funds typically have an average price-to-earnings ratio, price-to-book ratio, and three-year sales-per-share growth value, compared to the S&P MidCap 400 Index.

Lipper Multi-Cap Core Funds Index tracks the results of the 30 largest mutual funds in the Lipper Multi-Cap Core Funds Index Average. The Lipper Multi-Cap Core Funds Index Funds Average is a total return performance average of mutual funds tracked by Lipper, Inc. that invest in a variety of market capitalization ranges without concentrating 75% of their equity assets in any one market capitalization range over an extended period of time. These funds typically have average characteristics compared to the S&P SuperComposite 1500 Index.

Lipper Small-Cap Core Funds Index tracks the results of the 30 largest mutual funds in the Lipper Small- Cap Core Funds Average. The Lipper Small-Cap Core Funds Average is a total return performance average of the mutual funds tracked by Lipper, Inc. that, by portfolio practice, invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) below Lipper’s USDE small-cap ceiling. Small-cap core funds have more latitude in the companies in which they invest. These funds typically have an average price-to-earnings ratio, price-to-book ratio, and three-year sales-per-share growth value, compared to the S&P SmallCap 600 Index.

MSCI All-Country World Index (“ACWI”) Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets. The MSCI ACWI consists of 47 country indexes comprising 23 developed and 24 emerging market country indexes. The developed market country indexes included are: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, United Kingdom and United States. The emerging market country indexes included are: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Greece, Hungary, India, Indonesia, Korea, Malaysia, Mexico, Pakistan, Peru, Philippines, Poland, Qatar, Russia, South Africa, Taiwan, Thailand, Turkey and United Arab Emirates.

MSCI EAFE (Europe, Australasia, Far East) Index is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. and Canada. The MSCI EAFE (Net) Index consists of the following 21 developed market

2

country indices: Australia, Austria, Belgium, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, and United Kingdom.

MSCI EAFE ESG Leaders Index is a free float-adjusted market capitalization weighted index designed to measure the performance of equity securities of issuers organized or operating in developed market countries around the world excluding the U.S. and Canada that have high environmental, social and governance (ESG) ratings relative to their sector and industry group peers, as rated by MSCI ESG Research annually. MSCI ESG Research evaluates companies’ ESG characteristics and derives corresponding ESG scores and ratings. Companies are ranked by ESG score against their sector peers to determine their eligibility for the MSCI ESG indices. MSCI ESG Research identifies the highest-rated companies in each peer group to meet the float-adjusted market capitalization sector targets. The rating system is based on general and industry-specific ESG criteria, assigning ratings on a 7-point scale from AAA (highest) to CCC (lowest).

MSCI World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. The MSCI World Index consisted of the following 23 developed market country indices: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the United Kingdom, and the United States.

Morningstar Allocation – 50% to 70% Equity seeks to provide both capital appreciation and income by investing in three major areas: stocks, bonds and cash. These portfolios tend to hold larger positions in stocks than conservative-allocation portfolios. These portfolios typically have 50% to 70% of assets in equities and the remainder in fixed income and cash.

Pax Global Women’s Leadership Index is a customized market capitalization-weighted index consisting of equity securities of issuers organized or operating in countries around the world that demonstrate a commitment to advancing and empowering women through gender diversity on their boards, in management and through other policies and programs, and an understanding of the potential business advantages associated with greater gender diversity, as rated by the Impax Asset Management (IAM) Gender Analytics team, with final approval by the IAM Women’s Index Committee. In addition, the companies comprising the Women’s Index meet certain environmental, social and governance (ESG) or sustainability thresholds, as rated by the IAM Gender Analytics team, with final approval by the IAM Women’s Index Committee.

Russell 1000 Index measures the performance of the 1,000 largest U.S. companies, as measured by market capitalization. It is a subset of the Russell 3000 Index, which measures the largest 3,000 companies. The Russell 1000 Index is comprised of over 90% of the total market capitalization of all listed U.S stocks.

Russell 2000 Index measures the performance of the small-cap segment of the U.S. equity universe. The Russell 2000 Index is a subset of the Russell 3000 Index representing approximately 10% of the total market capitalization of that index. It includes approximately 2,000 of the smallest securities based on a combination of their market cap and current index membership.

Russell Midcap Index measures performance of the mid-capitalization sector of the U.S. equity market. The index is a float-adjusted, capitalization-weighted index of the 800 smallest issuers in the Russell 1000 Index. The index is a subset of the Russell 1000 Index and serves as the underlying index for the Russell Midcap Growth and Value Index series. The Index is reconstituted annually.

S&P 500 Index is an unmanaged index of large capitalization common stocks.

3

Glossary of Terms, continued

Performance for the MSCI ACWI Index, the MSCI EAFE Index, the MSCI EAFE ESG Leaders Index, the MSCI World Index and the Pax Global Women’s Leadership Index are shown “net”, which includes dividend reinvestments after deduction of foreign withholding tax.

Securities Indices above assume reinvestment of all distributions and interest payments, have no policy of sustainable investing and do not take in to account brokerage fees or expenses.

Lipper Indices above are not what are typically considered to be an “index” because they track the performance of other mutual funds rather than changes in the value of a group of securities, a securities index or some other traditional economic indicator.

Diversification does not eliminate the risk of experiencing investment losses.

One cannot invest directly in any index.

4

Letter to Shareholders
by Joseph Keefe, President & CEO

Dear fellow shareholders,

As we move into the second half of 2018, I am pleased to present you with the Pax World Funds Semi Annual Report.

This is a difficult year to sum up at mid-point. Economic and market developments have been constantly overshadowed by a daily circus of political and news events that is not only unprecedented, but deeply unsettling. The good news for investors is that financial markets seem to be shrugging off – or pricing in – the volatility bedeviling our civic life and geopolitical relations. The underlying economy remains strong, corporate earnings remain healthy, unemployment remains low and inflation remains mostly in check. Whether trade wars or other economic or political miscalculations could upset this fragile balance remains to be seen, but one might take some solace in our nation’s underlying strength and resilience during such chaotic times.

While corporate earnings have been mostly strong, growth has been modest with the S&P 500 Index returning 2.65% year-to-date as of June 30, 2018, all of which was generated in the second quarter after a rather weak first quarter. The Federal Reserve has indicated that it will likely continue to raise interest rates against the backdrop of a 10-year economic expansion, historically high market valuations and early signs of inflation. Tariffs and the potential for an expanded trade war have markets on edge, so the next few months could prove decisive for full-year 2018 performance. As I write, it appears that the U.S. may have taken a step or two back from a budding trade war with our European allies, which would certainly be a positive development.

There are some storm clouds on the horizon that may not be getting the attention they deserve but may have serious long-term, or even near-term, consequences. The global economic recovery is becoming increasingly U.S. centric, for example, with domestic stocks continuing to rebound strongly while international stocks – particularly emerging markets – are performing poorly. Asymmetric growth is less robust growth and may be an early warning sign of an economic slowdown. There is also a troubling global debt overhang – including business, household and government debt – of approximately $247 trillion (yes, trillion) which could prove destabilizing in a rising interest rate environment where tariffs and trade wars have squeezed incomes to the point where it becomes more difficult to service these debts. We have also failed to make critical investments in infrastructure and

5

human capital at a time when lower borrowing costs could have facilitated those investments. Investors and markets may love tax cuts – so be it – but macro-economic policy is in many other respects in a state of absolute disarray. Moreover, given that the administration’s economic moves over the next few months will likely be dominated by political calculations involving the 2018 elections, all bets are off.

Pax World Funds, like the economy itself, have held up fairly well amidst all this turmoil. The Pax Large Cap Fund (PAXLX) has performed particularly well year-to-date and over the past year, while the Pax Ellevate Global Women’s Leadership Fund (PXWEX) has kept pace with the benchmark year-to-date and outperformed over the last year.1 Conversely, our funds focusing on higher quality, lower risk companies – e.g., the Pax Small Cap Fund (PXSCX)2 – have lagged in a market dominated by higher risk, momentum investing. That said, we believe our funds are generally positioned well for somewhat slower economic growth and rising interest rates, which will likely be the case over the next 12 months.

We also believe our funds are particularly well positioned, and in fact specifically designed, to take advantage of the opportunities and manage the risks associated with the transition to a more sustainable global economy. This Sustainability Revolution is coming, and indeed underway, and will profoundly shape global markets in the years ahead. We believe sustainable investors can help hasten this transformation while harvesting the investment returns associated with it. So, regardless of what bedevils political and economic policy, we remain focused on serving our shareholders, pursuing a sustainable investing approach that seeks to deliver strong risk-adjusted returns coupled with positive societal impact.

As you probably already know, Pax World Management LLC, the investment adviser to Pax World Funds, was purchased in January by Impax Asset Management PLC, a London-based investment adviser that is equally committed to the principles and practice of sustainable investing. Although our name has changed to Impax Asset Management LLC, the mutual funds will still be called Pax World Funds. In affiliation with our London colleagues, we are now a larger, stronger firm with expanded resources and capabilities. In fact, I am pleased to report that we have already begun delivering on the promise of this combination. In June, we launched the Pax Global Opportunities Fund (PAXGX), sub-advised by our London colleagues, which invests in companies around the world that we believe are particularly well positioned to benefit from the transition to a more sustainable global economy.

6

We also continued to press companies to improve their sustainability performance, whether it be adding women to their boards, paying male and female employees equally, or taking steps to reduce emissions and confront the risks of climate change. We remain deeply committed to this work, which we think serves the long-term interests of our shareholders as well as the long-term interests of society and the planet. This summer, the accumulating effects of climate change are being felt as life-threatening heat waves and forest fires are ravaging parts of the globe. Our work has never been more timely, or more important. It is a pleasure to provide you with this interim report, and on behalf of the entire Impax / Pax team, to extend my best wishes for the remainder of 2018.

Sincerely,

Joseph F. Keefe

President

[1]	Pax Large Cap Fund performance is available on page 10. Pax Ellevate Global Women’s Leadership Fund performance is available on page 34.

[2]	Pax Small Cap Fund performance is available on page 16.

7

Performance Information

Commentary The portfolio manager commentaries in this report provide insight from the respective fund managers in an effort to help you examine your fund. The views expressed therein are those of the portfolio managers and are for the period covered by this report. Such commentary does not necessarily represent the views of the Board of Trustees of your fund. The views expressed herein are subject to change at any time based upon market and/or other conditions and Impax Asset Management LLC, Pax Ellevate Management LLC and the funds disclaim any responsibility to update such views. The commentaries should not be relied upon as investment advice.

Historical performance Historical performance can be evaluated in several ways. Each fund’s portfolio highlights provide total and average annual total returns. A comparison of this historical data to an appropriate benchmark is also provided. These performance figures include changes in a fund’s share price, plus reinvestment of any dividends (generally income) and any capital gains (generally profits the fund earns when it sells securities that have grown in value). Past performance does not guarantee future results.

The Funds’ distributor, ALPS Distributors, Inc., is not affiliated with Impax Asset Management LLC (formerly known as Pax World Management LLC), Pax Ellevate Management LLC, Aperio Group LLC, or Impax Asset Management, Ltd.

8

June 30, 2018

Pax Large Cap Fund

Portfolio Manager Andrew Braun

Portfolio Manager Barbara Browning, CFA

Portfolio Managers’ Comments

How did the Pax Large Cap Fund (the Fund) perform for the period?

For the six-month period ended June 30, 2018, the Institutional Class and Investor Class of the Fund had total returns of 3.23% and 3.12% respectively, compared to 2.65% for the S&P 500 Index and 1.85% for the Lipper Large-Cap Core Funds Index.

What factors contributed to the Fund’s performance?

Performance was particularly strong in the Consumer Staples, Consumer Discretionary and Health Care sectors. Within Consumer Staples, a generally challenged sector during the period, the Fund benefited as much from ownership in Estée Lauder Companies (up 12.7%) and McCormick & Company (up 15.1%), as it did by avoiding tobacco companies (down 20.3%).

Conversely, Industrials holdings performed weakly for the Fund, as the machinery names we owned were hurt by a combination of cost pressures and trade fears. Technology was another detractor from Fund performance, as stock selection within semiconductors was challenged by volatile stock performance throughout the period.

Can you discuss any significant changes to the Fund’s positioning throughout the period?

We added 14 new stocks to the portfolio in the first half of 2018, using our fundamental ESG integrated approach of seeking companies that exhibit strong and improving financial metrics, and that also demonstrate leadership from an ESG perspective. Examples of these ESG leaders are Xylem and Salesforce.com. Positions that hit our price targets include CME Group and Cisco Systems, which were sold to make room for, in our view, better ideas in the portfolio.

9

June 30, 2018

Pax Large Cap Fund, continued

What portfolio holdings contributed positively to performance?

The Fund benefited from ownership in Amazon (up 17.4%), which was among the top gainers during the period as it continues to exhibit exceptional revenue growth in each of its segments. We trimmed the position during the period. Other top performers were Discovery, Inc. (up 28.3%) and Visa (up 10.9%).

What portfolio holdings detracted from performance?

Within Industrials, Stanley Black and Decker (down 12.9%) and Cummins (down 17.3%), struggled the most during the period. We added to Stanley Black and Decker on weakness. Within Financials, Prudential Financial (down 8.9%) was one of the worst performers, as life insurers generally fell out of favor with investors despite generating solid financial returns.

Portfolio Highlights (Unaudited)

Returns—Period ended June 30, 2018

		Total Return		Average Annual Return
Share Class	Ticker Symbol	YTD	1 Year	Since Inception[1]
Institutional Class[2]	PXLIX	3.23%	14.90%	14.95%
Investor Class[2]	PAXLX	3.12%	14.57%	14.68%
S&P 500 Index		2.65%	14.37%	15.10%
Lipper Large-Cap Core Funds Index		1.85%	13.07%	13.94%

See “Glossary of Terms” for descriptions of benchmarks.

These figures represent past performance, which is no guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Total returns for periods of less than one year have not been annualized. For most recent month-end performance data, please visit www.paxworld.com or call 800.767.1729.

[1]	The Fund’s inception date is December 16, 2016.

[2]	Total return figures include reinvested dividends and capital gains distributions, and changes in principal value, and do not reflect the taxes that a shareholder might pay on Fund distributions or on the redemption of Fund shares.

10

June 30, 2018

Asset Allocation	Percent of Investments
U.S. Stocks	90.9%
Foreign Stocks	7.7%
Cash & Cash Equivalents	1.4%
Total	100.0%

Top Ten Holdings

Company	Percent of Net Assets
Microsoft Corp.	5.3%
Amazon.com, Inc.	4.8%
Apple, Inc.	3.8%
Home Depot, Inc., The	3.1%
Alphabet, Inc., Class C	2.9%
Alphabet, Inc., Class A	2.9%
Bank of America Corp.	2.8%
Biogen, Inc.	2.8%
PepsiCo, Inc.	2.8%
JPMorgan Chase & Co.	2.7%
Total	33.9%

Ten largest holdings do not include money market securities, certificates of deposit, commercial paper or cash and equivalents, if applicable.

Holdings are subject to change.

Sector Diversification

Sector	Percent of Net Assets
Information Technology	24.7%
Financials	14.7%
Health Care	13.8%
Consumer Discretionary	13.7%
Industrials	9.4%
Consumer Staples	8.2%
Energy	6.1%
Materials	3.7%
Real Estate	2.3%
Telecommunication Services	1.7%
Other assets and liabilities (net)	1.7%
Total	100.0%

May include companies representing multiple industries within a single “Sector”.

11

June 30, 2018

Pax Mid Cap Fund

Portfolio Manager Nathan Moser, CFA

Portfolio Manager’s Comments

How did the Pax Mid Cap Fund (the Fund) perform for the period?

For the six-month period ending June 30, 2018, the Institutional Class and Investor Class shares of the Fund had total returns of -0.96% and -1.17%, respectively, compared to 2.35% for the Russell Midcap Index (the Index) and 1.99% for the Lipper Mid-Cap Core Funds Index.

What factors contributed to the Fund’s performance?

The Fund trailed the Index due to both stock selection and sector exposures. In addition, the Fund’s negative exposure to momentum stocks proved to be a performance headwind. From a sector perspective, positive performance in Industrials and Real Estate was more than offset by negative results in Healthcare and Financials.

Can you discuss any significant changes to the Fund’s positioning throughout the period?

Over the course of the period, we have reduced our Real Estate exposure by trimming our holdings and exiting Forest City, a real estate investment trust (REIT). The reduction was primarily based on securities nearing our estimate of fair value. Secondarily, in our view, we believe that in a rising interest rate environment, real estate may lag other sectors.

What portfolio holdings contributed positively to performance?

Macy’s, a department store operator, was the Fund’s top performer during the period, advancing 40.5%. Macy’s entered the period with muted expectations as evidenced by its low valuation. Strong fourth quarter 2017 and first quarter 2018 results drove shares higher.

SS&C Technologies, a financial services software company, was another notable contributor to Fund performance as it increased 28.6% during the period based on favorable views of the company’s DST Systems acquisition.

12

June 30, 2018

What portfolio holdings detracted from performance?

Newell Brands, a diversified consumer products company, was the Fund’s largest detractor during the period, declining -15.0%. The company continues to be negatively impacted by a weak end-market and execution issues. Management, at the urging of activist investors, is in the process of selling parts of the business to reduce debt and repurchase shares. We continue to view the shares as attractive from a valuation standpoint.

Hain Celestial Group, a natural and organic food company, declined -29.7% during the period. The company continues to struggle with a difficult operating environment. We believe management is focused on rationalizing the business and will look to re-invest in growth initiatives as well as repurchase shares.

Portfolio Highlights (Unaudited)

Returns—Period ended June 30, 2018

		Total Return		Average Annual Return
Share Class	Ticker Symbol	YTD	1 Year	Since Inception[1]
Institutional Class[2]	PMIDX	-0.96%	5.05%	9.38%
Investor Class[2]	PWMDX	-1.17%	4.72%	9.10%
Russell Midcap Index		2.35%	12.33%	14.29%
Lipper Mid-Cap Core Funds Index		1.99%	11.32%	14.08%

See “Glossary of Terms” for descriptions of benchmarks.

These figures represent past performance, which is no guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Total returns for periods of less than one year have not been annualized. For most recent month-end performance data, please visit www.paxworld.com or call 800.767.1729.

[1]	The Fund’s inception date is March 31, 2016.

[2]	Total return figures include reinvested dividends and capital gains distributions, and changes in principal value, and do not reflect the taxes that a shareholder might pay on Fund distributions or on the redemption of Fund shares.

Asset Allocation	Percent of Investments
U.S. Stocks	92.0%
Foreign Stocks	3.2%
Cash & Cash Equivalents	4.8%
Total	100.0%

13

June 30, 2018

Pax Mid Cap Fund, continued

Portfolio Highlights (Unaudited), continued

Top Ten Holdings

Company	Percent of Net Assets
Biogen, Inc.	4.4%
ONE Gas, Inc.	4.0%
Newmont Mining Corp.	3.8%
Celanese Corp., Class A	3.7%
Pioneer Natural Resources Co.	3.1%
White Mountains Insurance Group, Ltd.	3.1%
Waste Management, Inc.	3.1%
Antero Resources Corp.	3.0%
Newell Brands, Inc.	2.9%
Weyerhaeuser Co., REIT	2.8%
Total	33.9%

Ten largest holdings do not include money market securities, certificates of deposit, commercial paper or cash and equivalents, if applicable.

Holdings are subject to change.

Sector Diversification

Sector	Percent of Net Assets
Consumer Discretionary	13.5%
Industrials	13.4%
Financials	13.1%
Information Technology	10.3%
Health Care	10.1%
Energy	8.4%
Materials	8.4%
Consumer Staples	8.2%
Real Estate	5.8%
Utilities	4.0%
Other assets and liabilities (net)	4.8%
Total	100.0%

May include companies representing multiple industries within a single “Sector”.

14

June 30, 2018

Pax Small Cap Fund

Portfolio Manager Nathan Moser, CFA

Portfolio Manager’s Comments

How did the Pax Small Cap Fund (the Fund) perform for the period?

For the six-month period ending June 30, 2018, the Investor Class, Class A and Institutional Class shares of the Fund had total returns of 1.52%, 1.53% and 1.63%, respectively, compared to 7.66% for the Russell 2000 Index (the Index) and 5.27% for the Lipper Small-Cap Core Funds Index.

What factors contributed to the Fund’s performance?

The Fund trailed the Index due to both stock selection and sector exposures. In addition, the portfolio’s value tilt and negative exposure to momentum stocks proved to be a performance headwind. From a sector perspective, positive performance in Utilities and Real Estate was more than offset by negative results in Healthcare and Financials.

Can you discuss any significant changes to the Fund’s positioning throughout the period?

We entered the year with a meaningful overweight to Financials. Over the course of the period, we have reduced the magnitude of this overweight. While we continue to find valuations appealing, we’ve reallocated into more growth focused areas of the market where the Fund was meaningfully underweight. Specifically, we’ve been adding to the Technology and Consumer Discretionary sectors.

What portfolio holdings contributed positively to performance?

Ligand Pharmaceuticals, a biotech company, was the Fund’s top contributor during the period, advancing 51.3%. The combination of strong earnings, positive clinical data and continued licensing wins drove shares higher. Late in the period we began to trim our position as shares neared our estimate of fair value.

Korn/Ferry International, a talent management firm, advanced 50.2% during the period. The company continues to exceed expectations and we believe that it is well positioned as employment trends remain robust.

15

June 30, 2018

Pax Small Cap Fund, continued

What portfolio holdings detracted from performance?

Beacon Roofing Supply, a distributor of roofing and other building materials, was the Fund’s worst performer during the period, declining -33.2%. Reported second quarter earnings missed analyst consensus estimates as input costs have risen faster than price, pressuring margins. In addition, as interest rates have risen, investors have become more concerned with the outlook for the broader homebuilding and supplier industry. We continue to view shares positively and believe margins will improve, driving shares higher over time.

Natus Medical, a medical device company, declined -9.7% during the period on lower than expected financial guidance. We continue to view the company’s valuation and fundamentals favorably and have maintained our position.

Portfolio Highlights (Unaudited)

Returns—Period ended June 30, 2018

			Total Return		Average Annual Return
Share Class	Ticker Symbol		YTD	1 Year	3 Years	5 Years	10 Years
Investor Class[1]	PXSCX		1.52%	9.80%	6.38%	9.74%	10.09%
Class A1,2,4	PXSAX	NAV[3]	1.53%	9.82%	6.39%	9.75%	10.09%
		POP	-4.04%	3.81%	4.41%	8.51%	9.47%
Institutional Class[1]	PXSIX		1.63%	10.12%	6.65%	10.02%	10.38%
Russell 2000 Index			7.66%	17.57%	10.96%	12.46%	10.60%
Lipper Small-Cap Core Funds Index			5.27%	15.45%	10.75%	11.75%	10.05%

See “Glossary of Terms” for descriptions of benchmarks.

The Fund’s inception date is March 27, 2008.

These figures represent past performance, which is no guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Total returns for periods of less than one year have not been annualized. For most recent month-end performance data, please visit www.paxworld.com or call 800.767.1729.

[1]	The Fund’s investment adviser assumed certain expenses during the 5-year and 10-year periods; total returns would have been lower had these expenses not been assumed. Total return figures include reinvested dividends and capital gains distributions, and changes in principal value, and do not reflect the taxes that a shareholder might pay on Fund distributions or on the redemption of Fund shares.

[2]	A 1.00% CDSC (contingent deferred sales charge) may be charged on any shares sold within 18 months of purchase over $1 million. POP (public offering price) reflects the maximum sales load for the Fund’s Class A Shares of 5.50%. NAV performance does not reflect the deduction of the sales load of the CDSC, which if reflected would reduce the performance shown.

[3]	NAV is Net Asset Value.

16

June 30, 2018

[4]	Inception of Class A shares is May 1, 2013. The performance information shown for Class A shares includes the performance of Investor Class shares, adjusted to reflect the sales charge applicable to Class A shares, for the period prior to Class A inception.

Asset Allocation	Percent of Investments
U.S. Stocks	96.4%
Foreign Stocks	1.4%
Cash & Cash Equivalents	2.2%
Total	100.0%

Top Ten Holdings

Company	Percent of Net Assets
Natus Medical, Inc.	3.8%
MRC Global, Inc.	3.5%
HomeTrust Bancshares, Inc.	3.5%
Antero Resources Corp.	3.3%
Unitil Corp.	3.3%
Capitol Federal Financial, Inc.	2.9%
Ligand Pharmaceuticals, Inc.	2.6%
KLX, Inc.	2.5%
Valvoline, Inc.	2.5%
Beacon Roofing Supply, Inc.	2.5%
Total	30.4%

Ten largest holdings do not include money market securities, certificates of deposit, commercial paper or cash and equivalents, if applicable.

Holdings are subject to change.

Sector Diversification

Sector	Percent of Net Assets
Financials	21.3%
Industrials	19.8%
Information Technology	11.8%
Consumer Discretionary	10.3%
Health Care	8.4%
Materials	5.7%
Consumer Staples	5.3%
Real Estate	5.3%
Energy	5.1%
Utilities	3.3%
Telecommunication Services	1.1%
Other assets and liabilities (net)	2.6%
Total	100.0%

May include companies representing multiple industries within a single “Sector”.

17

June 30, 2018

Pax ESG Beta Quality Fund

Portfolio Manager Ran Leshem

Portfolio Manager Robert Tymoczko

Portfolio Manager Michael Branch, CFA

Portfolio Manager Annie Tan Sub-Adviser Aperio Group, LLC

Portfolio Managers’ Comments

How did the Pax ESG Beta Quality Fund (the Fund) perform for the period?

For the six-month period ended June 30, 2018, the ESG Beta Quality Fund Investor Class, Class A, and Institutional Class shares had total returns of 1.03%, 0.98% and 1.17%, respectively, compared to 2.85% for the Russell 1000 Index and 2.36% for the Lipper Multi-Cap Core Funds Index.

What factors contributed positively to performance?

The overweight to quality factors such as profitability and earnings quality contributed positively to Fund returns relative to the Russell 1000 Index. An overweight to the Information Technology sector had a positive contribution as well.

What factors detracted from performance?

The portfolio’s tilt towards value companies, as measured by Earnings Yield, was the largest detractor for the period as value stocks underperformed growth stocks.

Industry exposures, which are driven by factor and environmental, social and governance (ESG) tilts, detracted from relative returns for the period. Particularly, an underweight to the Energy sector hampered relative results amidst a rally in the price of oil.

ESG factors, as measured by the Pax Sustainability Score, detracted from relative results for the period. The Fund overweights the portfolio towards companies with ESG strength. During the period, companies with stronger ESG profiles underperformed those with weaker ESG profiles.

18

June 30, 2018

Portfolio Highlights (Unaudited)

Returns—Period ended June 30, 2018

			Total Return		Average Annual Return
Share Class	Ticker Symbol		YTD	1 Year	3 Years	5 Years	10 Years
Investor Class[1]	PXWGX		1.03%	13.51%	9.20%	12.27%	8.80%
Class A1,2,4	PXGAX	NAV[3]	0.98%	13.54%	9.20%	12.29%	8.80%
		POP	-4.56%	7.32%	7.15%	11.02%	8.18%
Institutional Class[1]	PWGIX		1.17%	13.81%	9.48%	12.56%	9.07%
Russell 1000 Index			2.85%	14.54%	11.64%	13.37%	10.20%
Lipper Multi-Cap Core Funds Index			2.36%	13.60%	10.08%	11.96%	9.12%

See “Glossary of Terms” for descriptions of benchmarks.

These figures represent past performance, which is no guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Total returns for periods of less than one year have not been annualized. For most recent month-end performance data, please visit www.paxworld.com or call 800.767.1729.

[1]	The Fund’s investment adviser assumed certain expenses during the 5-year and 10-year periods; total returns would have been lower had these expenses not been assumed. Total return figures include reinvested dividends and capital gains distributions, and changes in principal value, and do not reflect the taxes that a shareholder might pay on Fund distributions or on the redemption of Fund shares.

[2]	A 1.00% CDSC (contingent deferred sales charge) may be charged on any shares sold within 18 months of purchase over $1 million. POP (public offering price) reflects the maximum sales load for the Fund’s Class A Shares of 5.50%. NAV performance does not reflect the deduction of the sales load of the CDSC, which if reflected would reduce the performance shown.

[3]	NAV is Net Asset Value.

[4]	Inception of Class A shares is May 1, 2013. The performance information shown for Class A shares includes the performance of Investor Class shares, adjusted to reflect the sales charge applicable to Class A shares, for the period prior to Class A inception.

Asset Allocation	Percent of Investments
U.S. Stocks	98.6%
Foreign Stocks	0.6%
Cash & Cash Equivalents	0.8%
Total	100.0%

19

June 30, 2018

Pax ESG Beta Quality Fund, continued

Portfolio Highlights (Unaudited), continued

Top Ten Holdings

Company	Percent of Net Assets
Amazon.com, Inc.	3.4%
Apple, Inc.	3.2%
MasterCard, Inc., Class A	2.5%
Microsoft Corp.	2.5%
Verizon Communications, Inc.	2.5%
Alphabet, Inc., Class A	2.4%
Texas Instruments, Inc.	2.4%
PepsiCo, Inc.	2.3%
Johnson & Johnson	2.2%
PNC Financial Services Group, Inc.	2.0%
Total	25.4%

Ten largest holdings do not include money market securities, certificates of deposit, commercial paper or cash and equivalents, if applicable.

Holdings are subject to change.

Sector Diversification

Sector	Percent of Net Assets
Information Technology	24.8%
Consumer Discretionary	15.7%
Health Care	12.3%
Financials	9.9%
Consumer Staples	8.6%
Industrials	7.8%
Real Estate	5.8%
Utilities	5.7%
Telecommunication Services	3.8%
Materials	3.4%
Energy	1.4%
Other assets and liabilities (net)	0.8%
Total	100.0%

May include companies representing multiple industries within a single “Sector”.

20

June 30, 2018

Pax ESG Beta Dividend Fund

Portfolio Manager Ran Leshem

Portfolio Manager Robert Tymoczko

Portfolio Manager Michael Branch, CFA

Portfolio Manager Annie Tan Sub-Adviser Aperio Group, LLC

Portfolio Managers’ Comments

How did the Pax ESG Beta Dividend Fund (the Fund) perform for the period?

For the six-month period ended June 30, 2018, the ESG Beta Dividend Fund Institutional Class and Investor Class shares had total returns of 1.10% and 0.84%, respectively, compared to 2.85% for the Russell 1000 Index and -0.83% for the Lipper Equity Income Funds Index.

What factors contributed positively to performance?

The tilt towards companies with higher dividend yield was a positive contributor as higher yielding stocks rallied in April and May.

The tilt towards dividend sustainability factors added to relative performance; particularly, the strategy’s exposure to companies with higher profitability. Exposure to companies with higher earnings quality and management quality benefited the Fund as well.

What factors detracted from performance?

The overweight towards the Industrials sector was the largest detractor for the period. The sector has been hampered by concerns over a global trade war.

Environmental, social and governance (ESG) factors, as measured by the Pax Sustainability Score, detracted from relative results for the period. The Fund overweights the portfolio towards companies with ESG strength. During the period, companies with stronger ESG profiles underperformed those with weaker ESG profiles.

21

June 30, 2018

Pax ESG Beta Dividend Fund, continued

Portfolio Highlights (Unaudited)

Returns—Period ended June 30, 2018

		Total Return		Average Annual Return
Share Class	Ticker Symbol	YTD	1 Year	Since Inception[1]
Institutional Class[2]	PXDIX	1.10%	12.92%	12.42%
Investor Class[2]	PAXDX	0.84%	12.62%	12.11%
Russell 1000 Index		2.85%	14.54%	15.17%
Lipper Equity Income Funds Index		-0.83%	8.64%	9.45%

See “Glossary of Terms” for descriptions of benchmarks.

These figures represent past performance, which is no guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Total returns for periods of less than one year have not been annualized. For most recent month-end performance data, please visit www.paxworld.com or call 800.767.1729.

[1]	The Fund’s inception date is December 16, 2016.

[2]	Total return figures include reinvested dividends and capital gains distributions, and changes in principal value, and do not reflect the taxes that a shareholder might pay on Fund distributions or on the redemption of Fund shares.

Asset Allocation	Percent of Investments
U.S. Stocks	96.0%
Foreign Stocks	3.2%
Cash & Cash Equivalents	0.8%
Total	100.0%

Top Ten Holdings

Company	Percent of Net Assets
Amazon.com, Inc.	3.1%
Apple, Inc.	3.0%
Microsoft Corp.	3.0%
Cisco Systems, Inc.	3.0%
3M Co.	2.8%
Johnson & Johnson	2.6%
Texas Instruments, Inc.	2.4%
Home Depot, Inc., The	2.2%
ONEOK, Inc.	2.1%
UnitedHealth Group, Inc.	2.0%
Total	26.2%

Ten largest holdings do not include money market securities, certificates of deposit, commercial paper or cash and equivalents, if applicable.

Holdings are subject to change.

22

June 30, 2018

Sector Diversification

Sector	Percent of Net Assets
Information Technology	28.1%
Health Care	13.9%
Consumer Discretionary	13.5%
Industrials	12.9%
Financials	9.0%
Consumer Staples	5.0%
Energy	4.7%
Real Estate	4.5%
Telecommunication Services	3.0%
Utilities	2.4%
Materials	2.2%
Other assets and liabilities (net)	0.8%
Total	100.0%

May include companies representing multiple industries within a single “Sector”.

23

June 30, 2018

Pax Global Opportunities Fund

Portfolio Manager Kirsteen Morrison

Portfolio Manager David Winborne

Portfolio Manager’s Comments

How did the Pax Global Opportunities Fund (the Fund) perform for the period?

The Pax Global Opportunities Fund commenced operations on June 27, 2018. For the since inception period ended June 30, 2018, the Institutional Class and Investor Class shares of the Fund had total returns of -0.30% and -0.30%, respectively, compared to 0.77% for the MSCI All-Country World (Net) Index and 0.68% for the Lipper Global Multi-Cap Core Funds Index.

Portfolio Highlights (Unaudited)

Returns—Period ended June 30, 2018

		Total Return
Share Class	Ticker Symbol	Since Inception[1]
Institutional Class[2]	PXGOX	-0.30%
Investor Class[2]	PAXGX	-0.30%
MSCI All-Country World (Net) Index		0.77%
Lipper Global Multi-Cap Core Funds Index		0.68%

See ‘Glossary of Terms’ for descriptions of benchmarks.

These figures represent past performance, which is no guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Total returns for periods of less than one year have not been annualized. For most recent month-end performance data, please visit www.paxworld.com or call 800.767.1729.

[1]	The Fund’s inception date is June 27, 2018.

[2]	Total return figures include reinvested dividends and capital gains distributions, and changes in principal value, and do not reflect the taxes that a shareholder might pay on Fund distributions or on the redemption of Fund shares.

24

June 30, 2018

Asset Allocation	Percent of Investments
U.S. Stocks	38.6%
Foreign Stocks	50.5%
Cash & Cash Equivalents	10.9%
Total	100.0%

Top Ten Holdings

Company	Percent of Net Assets
Visa, Inc., Class A	5.1%
Taiwan Semiconductor Manufacturing Co, Ltd	4.5%
Danone SA	4.0%
Prudential PLC	3.9%
Aptiv PLC	3.9%
Xylem, Inc.	3.8%
Ecolab, Inc.	3.8%
HDFC Bank, Ltd.	3.7%
Thermo Fisher Scientific, Inc.	3.5%
TE Connectivity, Ltd.	3.1%
Total	39.3%

Ten largest holdings do not include money market securities, certificates of deposit, commercial paper or cash and equivalents, if applicable.

Holdings are subject to change.

Sector Diversification

Sector	Percent of Net Assets
Information Technology	24.0%
Materials	17.6%
Health Care	17.3%
Financials	14.4%
Consumer Staples	7.9%
Industrials	7.5%
Consumer Discretionary	5.5%
Telecommunication Services	2.4%
Other assets and liabilities (net)	3.4%
Total	100.0%

May include companies representing multiple industries within a single “Sector”.

25

June 30, 2018

Pax Global Opportunities Fund, continued

Portfolio Highlights (Unaudited)

Geographical Diversification

Country	Percent of Net Assets
United States	41.9%
United Kingdom	14.4%
Germany	9.1%
Japan	6.8%
France	5.6%
Netherlands	5.0%
Taiwan	4.5%
Switzerland	3.1%
Hong Kong	2.3%
Norway	2.0%
Portugal	1.9%
Other assets and liabilities (net)	3.4%
Total	100.0%

26

June 30, 2018

Pax Global Environmental Markets Fund

Portfolio Manager Hubert Aarts

Portfolio Manager Bruce Jenkyn-Jones

Portfolio Manager David Winborne Sub-Adviser Impax Asset Management Ltd.

Portfolio Managers’ Comments

How did the Pax Global Environmental Markets Fund (the Fund) perform for the period?

For the six-month period ended June 30, 2018, the Investor Class, Class A, and Institutional Class of the Fund had total returns of -5.17%, -5.17%, and -5.08%, respectively, versus -0.43% for the MSCI All-Country World (Net) Index and -3.38% for the FTSE Environmental Opportunities Index Series (“FTSE EOAS”).

What factors contributed to the Fund’s performance?

Global equity markets finished the first half of the year in slightly negative territory, and markets continued on a volatile path with lots of news to digest. Global first quarter earnings announcements were largely positive, and the U.S. tax reform has bolstered U.S. companies’ capital and operating expenditure budgets. However, concerns about higher interest rates, trade wars, and European politics, amongst others, had investors shying away from more cyclical Industrials, Utilities, and Chinese stocks, and instead favoring Information Technology (IT), conventional Energy, and U.S. listed companies.

The Fund represents a portfolio of differentiated companies whose products and services address growing environmental challenges, focused on persistent and long-term trends. Investing in impactful environmental solution providers has resulted in a portfolio with inherent sector tilts -- overweight in Industrials and Utilities, underweight in IT, and no exposure to conventional Energy or Telecommunication companies. As a result, periods of performance dispersion, as seen previously in the history of this Fund, are not unusual. Over the longer term, the need for solutions in the areas of New Energy, Water, Waste/Resource Recovery and Sustainable Food and Agriculture around

27

June 30, 2018

Pax Global Environmental Markets Fund, continued

the globe grow more pressing and more numerous almost by the day. Global policy announcements as well as consumer sentiment continue to be supportive of these global trends.

Can you discuss any significant changes to the Fund’s positioning throughout the period?

The Fund’s relatively low exposure to Emerging Markets was reduced further during the first half of the year. The investment team took advantage of the rebound in a Chinese wind energy name to reduce the position. The portfolio managers continue to look to position the portfolio more defensively.

Exposure to North America increased slightly with a large-cap addition in the Diversified Environmental sub-sector, where market volatility presented an interesting valuation opportunity. The Buildings Energy Efficiency allocation also grew with the addition of a U.S. software company active in the construction and architecture industries with resource-efficient IT-based design tools.

What portfolio holdings contributed positively to performance relative to the FTSE EOAS?

Not surprisingly, portfolio holdings in the IT sector continued to deliver above-index performance and make positive announcements. PTC (Industrial Energy Efficiency, U.S.) announced strong first quarter results, while Autodesk (Buildings Energy Efficiency, US), had an optimistic capital markets day and rose on promising results.

As has been the case for some time, Water Infrastructure holdings contributed to relative outperformance. Ferguson (UK, Water Infrastructure) benefited from an accelerated trend in replacement orders for more energy efficient water boilers and heaters.

What portfolio holdings detracted from performance relative to the FTSE EOAS?

Lagging performance compared to the FTSE EOAS was mainly due to stock-specific reasons. Several holdings disappointed with execution of strategy not coming on the timetable that the market had hoped for. Suez (France, Water Utilities) fell more than other utilities on a profit warning early in the year, while Signify, formerly Philips Lighting, declined after poor results, particularly in the Homes division, amidst a challenging U.S. lighting market.

28

June 30, 2018

With emerging markets stocks and Utilities struggling the most year-to-date, Beijing Enterprise Water (China, Water Utilities) detracted from relative performance as the company announced weaker fiscal year 2017 results with a more muted outlook for 2018. In addition to weak market sentiment for Chinese stocks, investors have also been concerned about the effect of higher long-term rates on Utilities.

Portfolio Highlights (Unaudited)

Returns—Period ended June 30, 2018

			Total Return		Average Annual Return
Share Class	Ticker Symbol		YTD	1 Year	3 Years	5 Years	10 Years
Investor Class[1]	PGRNX		-5.17%	4.14%	7.35%	8.96%	5.84%
Class A1,2,4	PXEAX	NAV[3]	-5.17%	4.14%	7.35%	8.97%	5.85%
		POP	-10.40%	-1.60%	5.35%	7.75%	5.25%
Institutional Class[1]	PGINX		-5.08%	4.37%	7.61%	9.23%	6.11%
MSCI ACWI (Net) Index			-0.43%	10.73%	8.19%	9.41%	5.80%
FTSE Environmental Opportunities Index Series			-3.38%	8.90%	9.91%	11.06%	NA

See “Glossary of Terms” for descriptions of benchmarks.

These figures represent past performance, which is no guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Total returns for periods of less than one year have not been annualized. For most recent month-end performance data, please visit www.paxworld.com or call 800.767.1729.

[1]	The Fund’s investment adviser assumed certain expenses during each period shown; total returns would have been lower had these expenses not been assumed. Total return figures include reinvested dividends and capital gains distributions, and changes in principal value, and do not reflect the taxes that a shareholder might pay on Fund distributions or on the redemption of Fund shares.

[2]	A 1.00% CDSC (contingent deferred sales charge) may be charged on any shares sold within 18 months of purchase over $1 million. POP (public offering price) reflects the maximum sales load for the Fund’s Class A Shares of 5.50%. NAV performance does not reflect the deduction of the sales load of the CDSC, which if reflected would reduce the performance shown.

[3]	NAV is Net Asset Value.

[4]	Inception of Class A shares is May 1, 2013. The performance information shown for Class A shares includes the performance of Investor Class shares, adjusted to reflect the sales charge applicable to Class A shares, for the period prior to Class A inception.

Asset Allocation	Percent of Investments
Foreign Stocks	54.8%
U.S. Stocks	43.9%
Cash & Cash Equivalents	1.3%
Total	100.0%

29

June 30, 2018

Pax Global Environmental Markets Fund, continued

Portfolio Highlights (Unaudited), continued

Top Ten Holdings

Company	Percent of Net Assets
Sealed Air Corp.	3.8%
Siemens AG	3.4%
East Japan Railway Co.	3.4%
TE Connectivity, Ltd.	3.4%
Suez	3.3%
Danaher Corp.	3.3%
Ecolab, Inc.	3.0%
Ferguson PLC	3.0%
Praxair, Inc.	3.0%
Aptiv PLC	2.9%
Total	32.5%

Ten largest holdings do not include money market securities, certificates of deposit, commercial paper or cash and equivalents, if applicable.

Holdings are subject to change.

Geographical Diversification

Country	Percent of Net Assets
United States	43.8%
United Kingdom	10.9%
Japan	9.3%
France	8.4%
Germany	5.1%
Ireland	3.9%
Switzerland	3.4%
Hong Kong	3.1%
China	3.0%
Netherlands	2.0%
Taiwan	2.0%
Spain	1.7%
Belgium	1.3%
South Korea	0.5%
Other assets and liabilities (net)	1.6%
Total	100.0%

30

June 30, 2018

Environmental Markets Classification System (EMCS)

Sector	Sub Sector	Percent of Net Assets
	Renewable & Alternative Energy		0.4%
	Renewable Energy Developers & Independent Power Producers (IPPs)	0.4%

	Energy Efficiency		37.2%
	Power Network Efficiency	5.3%
	Industrial Energy Efficiency	4.3%
	Buildings Energy Efficiency	13.5%
	Transport Energy Efficiency	9.6%
	Consumer Energy Efficiency	1.1%
	Diversified Energy Efficiency	3.4%

	Water Infrastructure & Technologies		27.4%
	Water Infrastructure	10.0%
	Water Treatment Equipment	6.8%
	Water Utilities	10.6%

	Pollution Control		12.8%
	Pollution Control Solutions	1.3%
	Environmental Testing & Gas Sensing	8.1%
	Public Transportation	3.4%

	Waste Management & Technologies		3.9%
	Waste Technology Equipment	1.4%
	General Waste Management	2.5%

	Food, Agriculture & Forestry		12.3%
	Logistics, Food Safety and Packaging	8.1%
	Sustainable and Efficient Agriculture	4.2%

	Diversified Environmental		4.4%
	Diversified Environmental	4.4%

	Other assets and liabilities (net)	1.6%	1.6%
		100.0%	100.0%

May include companies representing multiple industries within a single “Sector”.

31

June 30, 2018

Pax Ellevate Global Women’s Leadership Fund

Portfolio Manager Barbara Browning

Portfolio Manager Scott LaBreche

Portfolio Managers’ Comments

How did the Pax Ellevate Global Women’s Leadership Fund (the Fund) perform for the period?

For the six-month period ended June 30, 2018, the Investor and Institutional Class had total returns of 0.35% and 0.50%, respectively, compared to 0.44% for the Pax Global Women’s Leadership (Net) Index (Women’s Index), 0.43% for the MSCI World (Net) Index (World Index) and -1.27% for the Lipper Global Multi-Cap Core Funds Index.

During the period, the Fund reached its four-year anniversary since adopting a strategic beta investment strategy in June of 2014. Over the four-year period ending June 30, 2018, the Fund has outperformed the World Index: Institutional Class shares and Investor Class shares have returned 7.37% and 7.11%, respectively, versus the World Index return of 6.67%. The Fund’s overweight to the highest-rated quartile of companies within the World Index based on gender diverse leadership has made the greatest contribution to the Fund’s relative outperformance, along with the Fund’s significant underweight to the bottom two quartiles of companies with less gender diverse leadership, according to the Pax Gender Leadership Score.

In addition, the Fund has produced strong results compared with peers. The Institutional Class shares of the Fund (PXWIX)1 has posted a top 22% ranking (out of 138 funds) over the four-year period and a top 7% ranking (out of 149 funds) for the three-year period ended June 30, 2018, based on average annual returns within the Lipper Global Multi-Cap Core classification2.

What is the investment objective of the Fund?

The Fund seeks investment returns that closely correspond to or exceed the price and yield performance, before fees and expenses, of the Women’s Index. The Fund pursues a strategic beta strategy, investing in the companies comprising the Women’s Index, the first index of the highest-rated companies in the world for gender diverse leadership, as rated by Pax World Gender Analytics.

The Fund overweights its portfolio toward Women’s Index companies with greater representation of women on boards and in senior management. Women hold 35% of the board seats and 30% of senior management positions in companies in the

32

June 30, 2018

Fund, compared to 24% and 17%, respectively, within the World Index. In addition, 91% percent of companies in the Fund have three or more women on the board and 99% have two or more women on the board, compared with 41% and 67%, respectively, for companies in the World Index. 34% of companies in the Fund have a woman CEO or CFO, compared with 14% of companies in the World Index3.

What contributed positively and negatively to performance?

The highest-rated 25% of companies within the World Index based on gender-diverse leadership were a positive contributor to the Fund’s performance, along with the Fund’s significant underweight to the bottom two quartiles of companies with less gender-diverse leadership, according to the Pax Gender Leadership Score.

On a sector basis, stock selection in the Information Technology sector added the most to relative return during the year-to-date period, led by strong results from Intuit, Microsoft and Texas Instruments. An underweight allocation and stock selection in Industrials, led by Machinery and Industrial Conglomerates contributed to performance. In addition, stock selection in both Consumer Discretionary and Consumer Staples, driven by Kering, Target and Estee Lauder produced strong relative results during the year to date period.

Stock selection and an overweight allocation in Financials were significant detractors to relative performance during the six-month period, led by poor performance of Principal Financial Group and the entire Insurance group, due to interest rate uncertainty. In addition, stock selection in Utilities, led by Water and Multi-Utilities companies, detracted from performance.

On a regional basis, the Fund’s European holdings added the most to relative performance, while holdings in the North America and the Pacific regions detracted during the year-to-date period. Within Europe, companies in France and the Netherlands added the most to relative performance, while Canadian and Australian holdings within North American and the Pacific regions detracted from performance.

Footnotes:

[1]	The minimum investment needed for investment in PXWIX is $250,000.

[2]	Data shown represents rankings for the Pax Ellevate Global Women’s Leadership Fund - Institutional Class (PXWIX) in the Lipper Global Multi-Cap Core category based on average annual returns. Lipper rankings are based on total returns (not including sales charges) for the periods indicated and compare total return performance with that of other funds in the category. The Pax Ellevate Global Women’s Leadership Fund - Institutional Class (PXWIX) 1-year 25th percentile rank out of 187 funds, 3-year 7th percentile rank out of 149 funds, 5-year 17th percentile rank out of 124 funds, 10-year 72nd percentile rank out of 90 funds and 4 year 22nd percentile rank out of 124 funds.

[3]	Pax World Gender Analytics, June 30, 2018. The Fund’s investable universe, the Women’s Index, reconstitutes annually in November.

33

June 30, 2018

Pax Ellevate Global Women’s Leadership Fund, continued

Portfolio Highlights (Unaudited)

Returns—Period ended June 30, 2018

		Total Return		Average Annual Return
Share Class	Ticker Symbol	YTD	1 Year	3 Years	5 Years	10 Years
Investor Class[1]	PXWEX	0.35%	11.57%	9.29%	10.36%	5.10%
Institutional Class[1]	PXWIX	0.50%	11.83%	9.57%	10.63%	5.36%
MSCI World (Net) Index		0.43%	11.09%	8.48%	9.94%	6.26%
Pax Global Women's Leadership (Net) Index*		0.44%	11.10%	9.74%	N/A	N/A
Lipper Global Multi-Cap Core Funds Index		-1.27%	8.76%	7.97%	9.02%	6.88%

See “Glossary of Terms” for descriptions of benchmarks.

These figures represent past performance, which is no guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Total returns for periods of less than one year have not been annualized. For most recent month-end performance data, please visit www.paxworld.com or call 800.767.1729.

*	A custom Index calculated by MSCI. Inception date of Women’s Index is February 28, 2014.

[1]	On June 4, 2014 the Pax World Global Women’s Equality Fund merged into the Pax Ellevate Global Women’s Leadership Fund (the fund), pursuant to an Agreement and Plan of Reorganization dated March 4, 2014 (the “Reorganization”). Because the Fund had no investment operations prior to the closing of the Reorganization, Pax World Global Women’s Equality Fund (the “Predecessor Fund”) is treated as the survivor of the Reorganization for accounting and performance reporting purposes. Accordingly, all performance and other information shown for the Fund for periods prior to June 4, 2014 is that of the Predecessor Fund. Total return figures include reinvested dividends and capital gains distributions, and changes in principal value, and do not reflect the taxes that a shareholder might pay on Fund distributions or on the redemption of Fund shares.

Asset Allocation	Percent of Investments
U.S. Stocks	60.6%
Foreign Stocks	38.4%
Exchange-Traded Funds	1.0%
Cash & Cash Equivalents	0.0%*
Total	100.0%

*	Rounds to less than 0.05%.

34

June 30, 2018

Top Ten Holdings

Company	Percent of Net Assets
Microsoft Corp.	3.6%
Facebook, Inc., Class A	2.3%
Kellogg Co.	2.1%
American Water Works Co., Inc.	2.1%
Wolters Kluwer NV	2.0%
Target Corp.	2.0%
Michael Kors Holdings, Ltd.	2.0%
Intuit, Inc.	1.9%
Principal Financial Group, Inc.	1.9%
Estee Lauder Cos, Inc., The, Class A	1.8%
Total	21.7%

Ten largest holdings do not include money market securities, certificates of deposit, commercial paper or cash and equivalents, if applicable.

Holdings are subject to change.

Sector Diversification

Sector	Percent of Net Assets
Information Technology	21.3%
Financials	20.7%
Consumer Discretionary	14.8%
Consumer Staples	12.5%
Health Care	8.0%
Industrials	6.2%
Utilities	5.8%
Telecommunication Services	2.9%
Energy	2.6%
Real Estate	2.3%
Materials	1.7%
Exchange-Traded Funds	1.0%
Other assets and liabilities (net)	0.2%
Total	100.0%

35

June 30, 2018

Pax Ellevate Global Women’s Leadership Fund, continued

Portfolio Highlights (Unaudited), continued

Geographical Diversification

Country	Percent of Net Assets
United States	61.5%
France	8.2%
Canada	5.5%
Sweden	4.8%
United Kingdom	4.2%
Australia	3.7%
Netherlands	3.5%
Germany	2.2%
Norway	1.2%
Ireland	1.2%
Singapore	1.1%
Spain	0.6%
Switzerland	0.5%
Finland	0.5%
Hong Kong	0.3%
Italy	0.2%
Denmark	0.2%
Belgium	0.2%
Israel	0.1%
New Zealand	0.1%
South Africa	0.0%*
Other assets and liabilities (net)	0.2%
Total	100.0%

*	Rounds to less than 0.05%

36

June 30, 2018

Pax MSCI EAFE ESG Leaders Index Fund

Portfolio Manager Scott LaBreche

Portfolio Managers’ Comments

For the six-month period ended June 30, 2018, the Institutional Class and Investor Class of the Fund had total returns of -2.87% and -2.96%, respectively, compared to -3.08% for the MSCI EAFE ESG Leaders (Net) Index (the “Index”) and -2.75% for the MSCI EAFE (Net) Index (“EAFE Index”), and -3.33% for the Lipper International Large-Cap Core Funds Index.

Investing in international developed companies demonstrating strong ESG characteristics is the Fund’s strategy for delivering long-term investment performance. On a short-term basis, other factors can negatively affect returns and mitigate the impact of this ESG focus, which was the case over the first six-months of the year.

What is the investment objective of the Fund?

The Fund is designed to track the performance of the Index. The Fund and the Index are constructed to have a better ESG profile than the EAFE Index, and the Fund’s holdings averaged an overall rating of AA on MSCI ESG Research’s seven-point scale compared to an overall rating of A for the EAFE Index as of June 30, 20181. Long term, the Fund seeks to generate better risk-adjusted performance than the EAFE Index through its ESG focus.

What contributed positively and negatively to performance?

The Fund’s ESG profile added to relative performance versus the EAFE Index over the year-to-date period. The average-rated and highest-rated ESG companies were positive contributors to performance, while the Fund’s large underweight to ESG laggards detracted slightly. Longer term, since the Fund’s inception, an overweight to the highest-rated ESG companies has contributed to relative performance.

From a sector perspective, six out of eleven sectors produced positive relative results for the Fund. Stock selection in Consumer Staples, led by Personal Products and Food & Staples Retailing and no allocation to Tobacco stocks, contributed to performance. Stock selection in Financials, driven by Banks and Capital Markets holdings, also had a positive impact on relative performance.

Stock selection in Industrials, led by Electronic Equipment and an underweight to Aerospace & Defense companies based on the Fund’s ESG investment policies, detracted the most from relative performance over the first half of the year. An

37

June 30, 2018

Pax MSCI EAFE ESG Leaders Index Fund, continued

underweight allocation and stock selection in Energy, led by the sustainability challenged Oil, Gas & Consumable Fuels industry, and stock selection in Health Care, driven by Pharmaceuticals and Biotech, also detracted from performance.

On a regional basis, Europe and the Pacific regions added to relative performance during the year-to-date period versus the MSCI EAFE Index. Within Europe, companies with leading ESG profiles in Germany and Spain added to performance. In the Pacific region, Japan produced the most positive relative results.

[1]	MSCI ESG Research evaluates companies’ ESG characteristics and derives corresponding ESG scores and ratings. Companies are ranked by ESG score against their sector peers to determine their eligibility for the MSCI ESG indices. MSCI ESG Research identifies the highest-rated companies in each peer group to meet the float-adjusted market capitalization sector targets. The rating system is based on general and industry-specific ESG criteria, assigning ratings on a 7-point scale from AAA (highest) to CCC (lowest).

Portfolio Highlights (Unaudited)

Returns—Period ended June 30, 2018

		Total Return		Average Annual Return
Share Class	Ticker Symbol	YTD	1 Year	3 Years	5 Years	Since Inception
Institutional Class[1]	PXNIX	-2.87%	5.04%	3.72%	5.64%	4.80%
Investor Class[1,2]	PXINX	-2.96%	4.77%	3.46%	5.35%	4.53%
MSCI EAFE ESG Leaders (Net) Index		-3.08%	5.48%	4.45%	6.46%	5.31%
MSCI EAFE (Net) Index		-2.75%	6.84%	4.90%	6.44%	4.80%
Lipper International Large-Cap Core Funds Index		-3.33%	5.84%	4.41%	6.11%	4.42%

See “Glossary of Terms” for descriptions of benchmarks.

These figures represent past performance, which is no guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Total returns for periods of less than one year have not been annualized. For most recent month-end performance data, please visit www.paxworld.com or call 800.767.1729.

[1]	The Fund’s inception date is January 27, 2011. On March 31, 2014, Pax World International Fund and Pax MSCI EAFE ESG Index ETF merged into the Pax MSCI EAFE ESG Leaders Index Fund (the Fund), a passively managed index fund which seeks investment returns that closely correspond to the price and yield performance, before fees and expenses, of the MSCI EAFE ESG Leaders Index. Based on the similarity of the Fund to Pax MSCI EAFE ESG Index ETF, Pax MSCI EAFE ESG Index ETF (the Predecessor Fund) is treated as the survivor of the mergers for accounting and performance reporting purposes. Accordingly, all performance and other information shown for the Fund for periods prior to March 31, 2014 is that of the Predecessor Fund. Total return figures include reinvested dividends and capital gains distributions, and changes in principal value, and do not reflect the taxes that a shareholder might pay on Fund distributions or on the redemption of Fund shares.

38

June 30, 2018

[2]	Inception of the Investor Class is March 31, 2014. The performance information shown for the Investor Class shares for periods prior to March 31, 2014 includes the performance of the Predecessor Fund. These returns have been adjusted to reflect the expenses allocable to Investor Class.

Asset Allocation	Percent of Investments
Foreign Stocks	98.8%
Exchange-Traded Funds	1.2%
Total	100.0%

Top Ten Holdings

Company	Percent of Net Assets
TOTAL SA	2.2%
Roche Holding AG	2.0%
GlaxoSmithKline PLC	1.9%
SAP SE	1.8%
Commonwealth Bank of Australia	1.5%
BASF SE	1.4%
Novo Nordisk A/S, Class B	1.3%
Unilever NV	1.3%
Siemens AG	1.3%
Allianz SE	1.2%
Total	15.9%

Ten largest holdings do not include money market securities, certificates of deposit, commercial paper or cash and equivalents, if applicable.

Holdings are subject to change.

39

June 30, 2018

Pax MSCI EAFE ESG Leaders Index Fund, continued

Portfolio Highlights (Unaudited), continued

Sector Diversification

Sector	Percent of Net Assets
Financials	19.7%
Industrials	13.6%
Consumer Discretionary	12.3%
Consumer Staples	10.4%
Health Care	10.3%
Materials	8.5%
Information Technology	8.2%
Energy	4.4%
Telecommunication Services	3.7%
Real Estate	3.6%
Utilities	3.5%
Other assets and liabilities (net)	0.6%
Exchange-Traded Funds	1.2%
Rights	0.0%*
Total	100.0%

May include companies representing multiple industries within a single “Sector”.

*	Rounds to less than 0.05%

Geographical Diversification

Country	Percent of Net Assets
Japan	23.0%
United Kingdom	12.8%
France	10.3%
Germany	10.2%
Australia	9.9%
Switzerland	6.7%
Netherlands	5.9%
Spain	4.1%
Sweden	3.8%
Denmark	2.4%
Hong Kong	2.2%
Singapore	1.4%
Italy	1.2%
Norway	0.9%
Finland	0.8%
Ireland	0.7%
Belgium	0.6%
Luxembourg	0.3%
Portugal	0.3%
Israel	0.3%
Austria	0.2%
New Zealand	0.1%
South Africa	0.1%
Other assets and liabilities (net)	1.8%
Total	100.0%

40

June 30, 2018

Pax Core Bond Fund

Portfolio Manager Anthony Trzcinka, CFA

Portfolio Manager’s Comments

How did the Pax Core Bond Fund (the Fund) perform for the period?

For the six-month period ended June 30, 2018, the Institutional Class and Investor Class shares of the Fund had total returns of -1.43% and -1.55%, respectively, compared to -1.62% for the Bloomberg Barclays U.S. Aggregate Bond Index and -1.72% for the Lipper Core Bond Funds Index.

What factors contributed to the Fund’s performance?

Performance of the Fund’s corporate, securitized and municipal sectors were positive contributors to performance. Conversely, the Fund’s Treasury positions detracted from performance.

Can you discuss any significant changes to the Fund’s positioning throughout the period?

In general, the Fund continues to be positioned as a high credit quality portfolio. We continue to have the view that we are in the latter part of the credit cycle and choose to focus mainly on higher credit quality companies.

Specifically, during the first half year the Fund continued to increase its holdings in the asset-backed sector including the purchase of a number of securities that help drive positive impact on environmental or social issues. In the first half of the year we added five solar asset-backed securities (ABS) issues, one Tesla Motor ABS and two student loan ABS. High impact holdings in the Fund now stand at 19%.

What portfolio holdings contributed positively to performance?

The Fund’s underweight to agency mortgage-backed securities (MBS) was a top contributor to performance. Our underweight to the sector was mainly due to the Federal Reserve’s announced wind down of its quantitative easing program made during and after the financial crisis. We viewed this as a potential negative for the sector and moved our position to underweight.

What portfolio holdings detracted from performance?

The Fund’s Treasury holdings detracted from performance. The Federal Reserve raised rates during the period and these Treasuries were negatively impacted as a result.

41

June 30, 2018

Pax Core Bond Fund, continued

Portfolio Highlights (Unaudited)

Returns—Period ended June 30, 2018

		Total Return		Average Annual Return
Share Class	Ticker Symbol	YTD	1 Year	Since Inception[1]
Institutional Class[2]	PXBIX	-1.43%	-0.62%	1.47%
Investor Class[2]	PAXBX	-1.55%	-0.87%	1.21%
Bloomberg Barclays US Aggregate Bond Index		-1.62%	-0.40%	1.95%
Lipper Core Bond Funds Index		-1.72%	-0.45%	2.05%

See “Glossary of Terms” for descriptions of benchmarks.

These figures represent past performance, which is no guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Total returns for periods of less than one year have not been annualized. For most recent month-end performance data, please visit www.paxworld.com or call 800.767.1729.

[1]	The Fund’s inception date is December 16, 2016.

[2]	Total return figures include reinvested dividends and capital gains distributions, and changes in principal value, and do not reflect the taxes that a shareholder might pay on Fund distributions or on the redemption of Fund shares.

Asset Allocation	Percent of Investments
U.S. Bonds	96.1%
Foreign Bonds	1.1%
Exchange-Traded Funds	0.6%
Cash & Cash Equivalents	2.2%
Total	100.0%

Top Ten Holdings

Company	Percent of Net Assets
United States Treasury Note, 3.000%, 02/15/48	5.1%
United States Treasury Note, 2.375%, 08/15/24	4.8%
United States Treasury Note, 2.625%, 02/28/23	4.8%
United States Treasury Note, 2.125%, 11/30/23	2.1%
United States Treasury Note, 1.375%, 01/15/20	1.7%
United States Treasury Note, 4.500%, 02/15/36	1.6%
United States Treasury Note (TIPS), 0.375%, 07/15/27	1.4%
United States Treasury Note, 2.375%, 03/15/21	1.4%
United States Treasury Note, 4.375%, 11/15/39	1.4%
United States Treasury Note (TIPS), 0.125%, 04/15/22	0.9%
Total	25.2%

Ten largest holdings do not include money market securities, certificates of deposit, commercial paper or cash and equivalents, if applicable.

Holdings are subject to change.

42

June 30, 2018

Fixed Income Sector Diversification

Sector	Percent of Net Assets
Corporate Bonds	31.0%
Treasury Bonds	29.6%
Mortgage-Backed Bonds	28.7%
Municipal Bonds	5.0%
Agency/Gov't Related Bonds	1.8%
Gov't Bonds	0.7%
Community Investment Notes	0.5%
Other assets and liabilities (net)	2.7%
Total	100.0%

Credit Quality*

Bond Rating	Percent of Bonds
U.S. Government	56.2%
AAA	7.3%
AA+	2.7%
AA	2.1%
AA-	3.0%
A+	3.0%
A	3.8%
A-	4.0%
BBB+	3.9%
BBB	4.6%
BBB-	1.9%
BB+	0.7%
BB	1.0%
BB-	0.8%
B+	0.6%
B	0.2%
Not Rated	4.2%
100.0%

*	Credit quality ratings by Standard & Poor’s assist investors by evaluating the credit worthiness of many bond issues. AAA: An obligation rated ‘AAA’ has the highest rating assigned by S&P Global Ratings. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong. AA: An obligation rated ‘AA’ differs from the highest-rated obligations only to a small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong. A: An obligation rated ‘A’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong. BBB: An obligation rated ‘BBB’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation. BB: An obligation rated ‘BB’ is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation. Not Rated: This indicates that no rating has been requested, or that there is insufficient information on which to base a rating, or that Standard & Poor’s does not rate a particular obligation as a matter of policy.

43

June 30, 2018

Pax High Yield Bond Fund

Portfolio Manager’s Comments

Portfolio Manager Peter Schwab, CFA

Portfolio Manager Kent Siefers

How did the Pax High Yield Bond Fund (the Fund) perform for the period?

For the six-month period ended June 30, 2018, the Investor Class, Class A, and Institutional Class shares of the Fund had total returns of -0.81%, -0.81%, and -0.55%, respectively, compared to -0.46% for the BofA Merrill Lynch U.S. High Yield—Cash Pay— BB-B (Constrained 2%) Index (the Index) and -0.14% for the Lipper High Yield Bond Funds Index.

What factors contributed to the Fund’s performance?

The Fund’s slight underperformance during the period was primarily driven by negative selection in the Consumer Goods and Retail sectors. Our allocation to the Automotive, Consumer Goods and Financial Services sectors also detracted to some extent. This was offset by positive credit selection in the Telecommunications, Banking and Technology sectors. By credit rating, the Fund’s higher quality BB and B rated names contributed to performance, while the lower quality CC and unrated names detracted from performance. Duration positioning was a modest positive in the period.

Can you discuss any significant changes to the Fund’s positioning throughout the period?

As of June 30, 2018, the average credit quality of the Fund as measured by Standard and Poors was B+. This was substantially similar to the average credit rating as of December 31, 2017. CCC rated bonds decreased to 6% from 7.5% at the beginning of the year. By sector, the Fund increased exposure to the Automotive, Basic Industry and Real Estate sectors while reducing exposure to Retail, Leisure and Telecommunications.

Of note from an ESG perspective, management wrote to eight energy companies held in the Fund during the second quarter seeking clarity on their efforts to manage fugitive methane emissions along with seeking information regarding water risks. The engagement focused on the environmental, economic and regulatory aspects of fugitive methane emissions, which if left unchecked may significantly reduce the benefit of natural gas as a bridge fuel. Information derived from this ongoing engagement will provide us with valuable insight into the companies’ approach to handling these risks and help us better evaluate investment opportunities in the high yield Energy sub-sector.

44

June 30, 2018

What portfolio holdings contributed positively to performance?

JC Penney, a retail department store operator, was a positive contributor in the beginning of the year after strong holiday season performance. The position was sold and the Fund no longer has exposure to the name.

Frontier Communications, a wireline telecommunications company, performed very well in the period due to stronger than expected financial results and planned re-financing activities.

Windstream Services, a wireline telecommunications company, also performed well as they announced a number of re-financing initiatives which benefited the Fund’s position in the company’s shorter-dated bonds.

What portfolio holdings detracted from performance?

Highridge Brands, a consumer products company, performed poorly due to near-term earnings trends which are under pressure. The company is undergoing a significant repositioning and upgrade of its product portfolio with improvements expected this year and next.

Charlotte Russe, an apparel retailer, continues to perform poorly as they face headwinds from declining mall traffic and competitive pricing pressure.

Chaparral Energy, an energy and production company, has been under selling pressure from investors frustrated with the company’s pace of oil well development and diminishing prospects for a near-term sale of the company.

Portfolio Highlights (Unaudited)

Returns—Period ended June 30, 2018

			Total Return		Average Annual Return
Share Class	Ticker Symbol		YTD	1 Year	3 Years	5 Years	10 Years
Investor Class[1]	PAXHX		-0.81%	0.96%	3.78%	3.29%	5.16%
Class A1,2,4	PXHAX	NAV[3]	-0.81%	0.96%	3.78%	3.32%	5.17%
		POP	-5.27%	-3.55%	2.18%	2.37%	4.70%
Institutional Class[1]	PXHIX		-0.55%	1.35%	4.04%	3.57%	5.42%
BofA Merrill Lynch U.S. High Yield - Cash Pay - BB-B (Constrained 2%) Index			-0.46%	1.86%	4.96%	5.32%	7.35%
Lipper High Yield Bond Funds Index			-0.14%	2.54%	4.49%	4.84%	6.67%

See “Glossary of Terms” for descriptions of benchmarks.

45

June 30, 2018

Pax High Yield Bond Fund, continued

Portfolio Highlights (Unaudited), continued

These figures represent past performance, which is no guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Total returns for periods of less than one year have not been annualized. For most recent month-end performance data, please visit www.paxworld.com or call 800.767.1729.

[1]	The Fund’s investment adviser assumed certain expenses during the 10-year period: average annual returns would have been lower had these expenses not been assumed. Total return figures include reinvested dividends and capital gains distributions, and changes in principal value, and do not reflect the taxes that a shareholder might pay on Fund distributions or on the redemption of Fund shares.

[2]	A 1.00% CDSC (contingent deferred sales charge) may be charged on any shares sold within 18 months of purchase over $1 million. POP (public offering price) reflects the maximum sales load for the Fund’s Class A Shares of 4.50%. NAV performance does not reflect the deduction of the sales load of the CDSC, which if reflected would reduce the performance shown.

[3]	NAV is Net Asset Value.

[4]	Inception of Class A shares is May 1, 2013. The performance information shown for Class A shares includes the performance of Investor Class shares, adjusted to reflect the sales charge applicable to Class A shares, for the period prior to Class A inception.

Asset Allocation	Percent of Investments
U.S. Bonds	87.1%
Foreign Bonds	8.4%
U.S. Stocks	0.7%
Loans	0.6%
Cash & Cash Equivalents	3.2%
Total	100.0%

Credit Quality

Bond Rating	Percent of Bonds
U.S. Government	0.7%
BBB-	4.3%
BB+	11.9%
BB	18.9%
BB-	21.2%
B+	9.8%
B	13.4%
B-	12.3%
CCC+	4.5%
CCC	1.7%
CC	0.6%
Not Rated	0.7%
Total	100.0%

See bond rating descriptions on page 43.

46

June 30, 2018

Top Ten Holdings

Company	Percent of Net Assets
HCA, Inc., 5.875%, 02/15/26	1.2%
Standard Industries, Inc., 144A, 6.000%, 10/15/25	1.1%
Fly Leasing, Ltd., 6.375%, 10/15/21	0.8%
Royal Bank of Scotland Group PLC, 6.125%, 12/15/22	0.8%
First Data Corp., 144A, 5.000%, 01/15/24	0.8%
HCA, Inc., 5.875%, 05/01/23	0.7%
Scientific Games International, Inc., 10.000%, 12/01/22	0.7%
ESH Hospitality, Inc., 144A, 5.250%, 05/01/25	0.7%
Exterran Energy Solutions LP / EES Finance, 8.125%, 05/01/25	0.7%
Manitowoc Co, Inc., The, 144A, 12.750%, 08/15/21	0.7%
Total	8.2%

Ten largest holdings do not include money market securities, certificates of deposit, commercial paper or cash and equivalents, if applicable

Holdings are subject to change.

Fixed Income Sector Diversification

Sector	Percent of Net Assets
Energy	14.0%
Basic Industry	10.6%
Media	10.6%
Telecommunications	9.2%
Health Care	7.7%
Capital Goods	6.0%
Consumer Goods	4.9%
Technology & Electronics	4.7%
Leisure	4.1%
Retail	4.0%
Services	3.9%
Banking	3.7%
Automotive	3.2%
Financial Services	2.5%
Real Estate	2.3%
Utility	1.7%
Insurance	0.7%
U.S. Government	0.7%
Transportation	0.6%
Other assets and liabilities (net)	4.9%
Total	100.0%

May include companies representing multiple industries within a single “Sector”.

47

June 30, 2018

Pax Balanced Fund

Portfolio Managers’ Comments

Portfolio Manager Andrew Braun

Portfolio Manager Nathan Moser, CFA

Portfolio Manager Anthony Trzcinka, CFA

Portfolio Manager Peter Schwab, CFA

How did the Pax Balanced Fund (the Fund) perform for the period?

For the six-month period ended June 30, 2018, the Investor Class and Institutional Class of the Fund had total returns of 0.39% and 0.55% respectively, compared to 1.00% for the 60% S&P 500 Index/ 40% Bloomberg Barclays U.S. Aggregate Bond Index blend (the Blended Index) and -0.11 for the Morningstar Allocation--50% to 70% Equity category average.

Longer-term, reflective of its strong performance and risk management versus peers, the Fund’s Institutional Class (PAXIX)1 is rated 4 stars over 3- and 5-year periods out of 674 and 617 Funds respectively, within the Morningstar Allocation--50% to 70% Equity category, based on risk adjusted returns as of 6/30/18.2

What factors contributed to the Fund’s performance?

The Fund’s allocation to Non-U.S. Equities was the primary detractor to performance relative to the Blended Index given the significant performance advantage of the S&P 500 Index relative to the MSCI EAFE Index. While the S&P 500 Index posted a modest positive return of 2.65%, Non-U.S. Developed market equities, as represented by the MSCI EAFE Index, were down -2.75%. A strong U.S. dollar in addition to concerns related to international trade and a potential slowing in synchronized global growth weighed down MSCI EAFE Index performance during the period.

Can you discuss any significant changes to the Fund’s positioning throughout the period?

The Fund maintained a modest tilt toward equities over the first half of the year and trimmed its non-U.S. equities back toward a neutral allocation of 15% of equities.

48

June 30, 2018

The Fund’s equity allocation remains modestly above its neutral 60% target and fixed income allocation modestly below its 40% target as we continue to balance strong near-term earnings prospects with potential risks including escalating trade tensions, signs of accelerating inflation and early indications of a sooner than expected slow-down in the U.S. economy.

We remain focused on risk at both the Pax Balanced Fund level and within each of the underlying funds to ensure that risk levels are maintained in-line with desired risk tolerance.

What portfolio holdings contributed positively and negatively to performance?

In aggregate, underlying Fund performance modestly detracted from performance. The Pax Mid Cap Fund was the largest detractor from performance as it underperformed the Russell Midcap Index largely due to stock selection challenges in the Financials and Health Care sectors.

Conversely, the Pax Large Cap Fund was the largest contributor to performance as it outperformed its S&P 500 Index benchmark, which was driven by strong stock selection in the Consumer Staples, Consumer Discretionary and Health Care sectors.

[1]	The minimum investment needed for investment in PAXIX is $250,000.

[2]	The Morningstar Ratings™ shown are as of 6/30/18. The Morningstar Rating for funds, or ‘star rating’, is calculated for managed products (including mutual funds, variable annuity and variable life subaccounts, exchange-traded funds, closed end funds, and separate accounts) with at least a three-year history. Exchange-traded funds and open ended mutual funds are considered a single population for comparative purposes. It is calculated based on a Morningstar Risk-Adjusted Return measure that accounts for variation in a managed product’s monthly excess performance, placing more emphasis on downward variations and rewarding consistent performance. The top 10% of products in each product category receive 5 stars, the next 22.5% receive 4 stars, the next 35% receive 3 stars, the next 22.5% receive 2 stars, and the bottom 10% receive 1 star. The Overall Morningstar Rating for a managed product is derived from a weighted average of the performance figures associated with its three-, five and ten- year (if applicable) Morningstar Rating metrics. The weights are 100% three-year rating for 36-59 months of total returns, 60% five-year rating, 40% three-year rating for 60-119 months of total returns, and 50% ten-year rating, 30% five-year rating, 20% three-year rating for 120 or more months of total returns. While the ten-year overall rating formula seems to give the most weight to the ten-year period, the most recent three-year period actually has the greatest impact because it is included in all three rating periods.

The Pax Balanced Fund Institutional Class (PAXIX) Morningstar ratings were 3 stars out of 674 funds overall, 4 stars out of 674 funds for 3- years, 4 stars out of 617 funds for 5-years, and 2 stars out of 439 funds for 10-years.

49

June 30, 2018

Pax Balanced Fund, continued

Portfolio Highlights (Unaudited)

Returns—Period ended June 30, 2018

		Total Return		Average Annual Return
Share Class	Ticker Symbol	YTD	1 Year	3 Years	5 Years	10 Years
Investor Class[1]	PAXWX	0.39%	6.90%	6.02%	7.50%	5.17%
Institutional Class[1]	PAXIX	0.55%	7.22%	6.31%	7.77%	5.44%
S&P 500 Index		2.65%	14.37%	11.93%	13.42%	10.17%
Blended Index		1.00%	8.34%	7.88%	8.97%	7.84%
Morningstar Allocation--50% to 70% Equity		-0.11%	6.58%	5.59%	6.85%	6.27%

See “Glossary of Terms” for descriptions of benchmarks.

These figures represent past performance, which is no guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Total returns for periods of less than one year have not been annualized. For most recent month-end performance data, please visit www.paxworld.com or call 800.767.1729.

[1]	Total return figures include reinvested dividends and capital gains distributions, and changes in principal value, and do not reflect the taxes that a shareholder might pay on Fund distributions or on the redemption of Fund shares.

Manager Allocations

Fund Allocation	Percent of Net Assets
Equity
Large-Cap/Multi-Cap Core Strategies
Pax Large Cap Fund	37.4%
Pax ESG Beta Dividend Fund	7.1%
Small/Mid-Cap Core Strategies
Pax Mid Cap Fund	6.9%
Foreign Strategies
Pax Global Opportunities Fund	1.4%
Pax Global Environmental Markets Fund	0.5%
Pax MSCI EAFE Leaders Index Fund	8.5%
Total Equity	61.8%

Fixed Income
Investment Grade/Intermediate
Pax Core Bond Fund	37.5%
Total Fixed Income	37.5%

Cash & Cash Equivalents	0.7%
Total	100.0%

50

June 30, 2018

Sustainable Investing Update (Unaudited)

Senior Vice President for Sustainable Investing Julie Gorte, Ph.D.,

One of the most delightful benefits of working in sustainable investment is sleeping at night: the work we do gives us the assurance that our days are spent making the world better and more sustainable. It is enormously helpful that so many more investors are, 47 years after Pax World Funds started, seeing the financial logic behind sustainability. The challenges we face are profound enough to need a large community of sustainable investors to solve them.

One place where we make headway is on gender equality. There is a lot of support in the academic and financial literature for the idea that companies that work to empower women tend to do better financially. So, for over a decade, on behalf of Pax World Funds we have used our annual proxy votes to vote against all-male boards, and to vote against the male members of boards with only one woman on them. And over the last five proxy seasons (July 2013 - July 2018), we have voted against 322 all-male board slates.1 The needle moves slowly on board diversity, but it does move: every year, there are fewer companies with all-male boards, particularly among larger companies.

We’ve also expanded our company engagement to cover another key aspect of women’s empowerment: pay equity. We have heard for years companies’ proclamations that they pay men and women equally—given their jobs, skills, education and experience—but the only real numbers we’ve had to prove that point are overall gender pay ratios for the entire economy. There we see the persistent 20-cent gap between women and men (for every dollar made by the average man, the average woman makes about 80 cents).

Some of that may be explained by the “mommy gap”. Very little of it, if any, can be explained by education: women have been getting more college degrees, at every level, than men for over 20 years. It often comes down to unsatisfying explanations like “women are not as likely to ask for and fight for a raise,” “women sort themselves into lower-paying occupations,” “women are not as ambitious.”

None of these reasons stand up to robust factual examination. What we do see, in example after example, is plain, simple discrimination. Not all of it is overt or deliberate, but unconscious bias can still be a powerful factor. And some of it is overt—we’ve been hearing about women dropping out of the workforce who

[1]	Note that this figure does not represent 322 unique companies - in many cases, we voted against a board slate put forth by a company over multiple years.

51

June 30, 2018

Sustainable Investing Updated (Unaudited), continued

have been harassed on the job and subsequently finding very little support, and at times outright hostility, from human resources and other channels that should be helpful.

We also know from the United Kingdom (UK), which is the first nation to require widespread company reporting on pay by gender, that almost eight in ten companies pay men more than women, and in some cases the pay gap was more of a yawning chasm: for example, several financial companies reported gender pay gaps over 35%.2 Some of those are American companies, by the way. The UK’s reporting scheme applies to companies with 250 or more employees, regardless of domicile. Equal pay is the law in the United States, but it’s a law that is frightfully easy to evade. That is why we urge companies to assess how their workers are paid. We’ve found that when companies conduct pay audits, they’re often surprised to learn that they don’t actually have equal pay. As the old saying goes, you can’t manage what you don’t measure.

This year, we filed resolutions asking that companies conduct pay audits and commit to paying men and women equally at HP, Inc., Discover Financial Services, KeyCorp, and Oracle. We were able to withdraw the resolutions at the first three3 after all of them agreed to publish commitments to pay equity with detailed information on their processes for managing pay equity, including plans for how they will remediate unexplained pay gaps.

Along with many other asset owners and asset managers who have focused engagements on pay equity, we believe that progress here helps to set a standard that informs all companies, not just the ones we engage specifically. There is a domino effect in sustainability: when leading companies make progress, competitors and aspiring competitors tend to quietly adopt those practices as well. Competition, in this case, is not just a race to the bottom.

All that said, there are times when we face headwinds. Right now, public policy is often just such a headwind: there has been an effort on the part of some companies and trade associations to eliminate or curtail shareholders’ rights to file shareholder proposals. Legislation that has passed the House of Representatives would, if it becomes law, significantly undermine the ability to file shareholder proposals. One trade group has published a deeply flawed study that purports to

[2]	Daniele Palumbo & Clara Guibourg, “Gender pay gap: Four things we’ve learnt,” BBC News, April 4, 2018.

[3]	Pax World Funds has refiled its pay equity proposal with Oracle for 2018. Our 2017 shareholder proposal at Oracle on pay equity reporting received support of 38.7% at the Annual General Meeting on November 15, 2017. Excluding inside ownership (Founder and Chief Technology Officer Larry Ellison owns 27% of Oracle’s shares), a majority of independent shareholders supported Pax World Fund’s proposal.

52

June 30, 2018

show that shareholder engagement does not add value, and that so-called “main street investors” do not want asset managers to engage companies on sustainability matters.

Those main street investors often have choices, and when they choose Pax World Funds, they can be assured that we will engage companies on sustainability issues, from pay equity to board diversity to mitigating climate change to sustainability reporting. Pax World Funds is also a member of the Shareholder Rights Group, an association of investors formed in 2016 to defend our rights to engage with public companies on long-term value creation.

There is a lot of evidence that more sustainable companies perform better financially, and we therefore believe it makes sense for shareholders to encourage companies to do better when it comes to sustainability issues, from climate change to gender equality. Sustainability is not a ball and chain on profits, but to the contrary, it is a hallmark of companies that add value over the long term. We intend to continue to invest in those companies, and where necessary cajole and persuade them to do better.

53

June 30, 2018

Shareholder Expense Examples (Unaudited)

Examples As a shareholder of the Funds, you incur ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. The examples on the next page are intended to help you understand your ongoing costs (in dollars) of investing in each of the Funds and compare these costs with the ongoing costs of investing in other mutual funds. For more information, see the relevant Fund’s prospectus or talk to your financial adviser.

The examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period beginning on January 1, 2018 and ending on June 30, 2018.

Please note that Individual Retirement Account (IRA), Coverdell Education Savings, Roth IRA, SEP-IRA, SIMPLE IRA, and 403(b)(7) accounts are charged an annual custodial fee of fifteen dollars. If you are invested in one of these account types, you should add an additional $7.50 to the estimated expenses paid during the period.

Actual Expenses For each Fund, the first table on the next page provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. For the Fund, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Examples for Comparison Purposes For each Fund, the second table on the following pages provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not each Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare these 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the second table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition if these transactional costs were included, our costs would have been higher.

54

June 30, 2018

Shareholder Expense Examples (Unaudited), continued

Based on Actual Fund Return
	Beginning Account Value 1/1/18	Ending Account Value 6/30/18	Annualized Expense Ratio	Expenses Paid During Period[1]
Large Cap Fund - Investor	$ 1,000.00	$ 1,031.20	0.95%	$ 4.78
Large Cap Fund - Institutional Investor	1,000.00	1,032.30	0.70%	3.53
Mid Cap Fund - Investor	1,000.00	988.30	1.16%	5.72
Mid Cap Fund - Institutional	1,000.00	990.40	0.91%	4.49
Small Cap Fund - Investor	1,000.00	1,015.20	1.18%	5.90
Small Cap Fund - Class A	1,000.00	1,015.30	1.18%	5.90
Small Cap Fund - Institutional	1,000.00	1,016.30	0.93%	4.65
ESG Beta Quality Fund - Investor	1,000.00	1,010.30	0.90%	4.49
ESG Beta Quality Fund - Class A	1,000.00	1,009.80	0.90%	4.48
ESG Beta Quality Fund - Institutional	1,000.00	1,011.70	0.65%	3.24
ESG Beta Dividend Fund - Investor	1,000.00	1,008.40	0.90%	4.48
ESG Beta Dividend Fund - Institutional Investor	1,000.00	1,011.00	0.65%	3.24
Global Opportunities Fund - Investor[2]	1,000.00	997.00	1.10%	0.12
Global Opportunities Fund - Institutional[2]	1,000.00	997.00	0.92%	0.10
Global Environmental Markets Fund - Investor	1,000.00	948.30	1.21%	5.85
Global Environmental Markets Fund - Class A	1,000.00	948.30	1.21%	5.85
Global Environmental Markets Fund - Institutional	1,000.00	949.20	0.96%	4.64
Global Women's Leadership Fund - Investor	1,000.00	1,003.50	0.83%	4.12
Global Women's Leadership Fund - Institutional	1,000.00	1,005.00	0.58%	2.88
MSCI EAFE ESG Leaders Index Fund - Investor	1,000.00	970.40	0.80%	3.91
MSCI EAFE ESG Leaders Index Fund - Institutional	1,000.00	971.30	0.55%	2.69
Core Bond Fund - Investor	1,000.00	984.50	0.71%	3.49
Core Bond Fund - Institutional Investor	1,000.00	985.70	0.46%	2.26
High Yield Bond Fund - Investor	1,000.00	991.90	0.97%	4.79
High Yield Bond Fund - Class A	1,000.00	991.90	0.97%	4.79
High Yield Bond Fund - Institutional	1,000.00	994.50	0.72%	3.56
Balanced Fund - Investor	1,000.00	1,003.90	0.30%	1.49
Balanced Fund - Institutional	1,000.00	1,005.50	0.05%	0.25

[1]	Expenses are equal to each Funds’ annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period beginning on January 1, 2018 and ending on June 30, 2018).

[2]	Inception date for the Global Opportunities Fund was June 27, 2018. Actual expense calculations are calculated based on the number of days since inception through the end of the period (4 days).

55

June 30, 2018

Shareholder Expense Examples (Unaudited), continued

Based on Hypothetical 5% Return (before expenses)
	Beginning Account Value 1/1/18	Ending Account Value 6/30/18	Annualized Expense Ratio	Expenses Paid During Period[1]
Large Cap Fund - Investor	$ 1,000.00	$ 1,020.08	0.95%	$ 4.76
Large Cap Fund - Institutional Investor	1,000.00	1,021.32	0.70%	3.51
Mid Cap Fund - Investor	1,000.00	1,019.04	1.16%	5.81
Mid Cap Fund - Institutional	1,000.00	1,020.28	0.91%	4.56
Small Cap Fund - Investor	1,000.00	1,018.94	1.18%	5.91
Small Cap Fund - Class A	1,000.00	1,018.94	1.18%	5.91
Small Cap Fund - Institutional	1,000.00	1,020.18	0.93%	4.66
ESG Beta Quality Fund - Investor	1,000.00	1,020.33	0.90%	4.51
ESG Beta Quality Fund - Class A	1,000.00	1,020.33	0.90%	4.51
ESG Beta Quality Fund - Institutional	1,000.00	1,021.57	0.65%	3.26
ESG Beta Dividend Fund - Investor	1,000.00	1,020.33	0.90%	4.51
ESG Beta Dividend Fund - Institutional Investor	1,000.00	1,021.57	0.65%	3.26
Global Opportunities Fund - Investor	1,000.00	1,000.43	1.10%	5.46
Global Opportunities Fund - Institutional	1,000.00	1,000.45	0.92%	4.56
Global Environmental Markets Fund - Investor	1,000.00	1,018.79	1.21%	6.06
Global Environmental Markets Fund - Class A	1,000.00	1,018.79	1.21%	6.06
Global Environmental Markets Fund - Institutional	1,000.00	1,020.03	0.96%	4.81
Global Women's Leadership Fund - Investor	1,000.00	1,020.68	0.83%	4.16
Global Women's Leadership Fund - Institutional	1,000.00	1,021.92	0.58%	2.91
MSCI EAFE ESG Leaders Index Fund - Investor	1,000.00	1,020.83	0.80%	4.01
MSCI EAFE ESG Leaders Index Fund - Institutional	1,000.00	1,022.07	0.55%	2.76
Core Bond Fund - Investor	1,000.00	1,021.27	0.71%	3.56
Core Bond Fund - Institutional Investor	1,000.00	1,022.82	0.46%	2.31
High Yield Bond Fund - Investor	1,000.00	1,019.98	0.97%	4.86
High Yield Bond Fund - Class A	1,000.00	1,019.98	0.97%	4.86
High Yield Bond Fund - Institutional	1,000.00	1,021.22	0.72%	3.61
Balanced Fund - Investor	1,000.00	1,023.31	0.30%	1.51
Balanced Fund - Institutional	1,000.00	1,024.55	0.05%	0.25

[1]	Expenses are equal to each Funds’ annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period beginning on January 1, 2018 and ending on June 30, 2018).

56

June 30, 2018

Schedule of Investments (Unaudited)

Pax Large Cap Fund

Percent of Net Assets Name of Issuer and Title of Issue	Shares/ Principal	Value
COMMON STOCKS: 98.3%

Consumer Discretionary: 13.7%
Amazon.com, Inc. (a)	19,604	$33,322,878
Aptiv PLC	157,200	14,404,236
Discovery, Inc., Class A (a)(b)	483,790	13,304,225
Home Depot, Inc., The	109,600	21,382,960
Walt Disney Co., The	115,130	12,066,775
		94,481,074
Consumer Staples: 8.2%
Colgate-Palmolive Co.	167,000	10,823,270
Estee Lauder Cos, Inc., The, Class A	28,755	4,103,051
McCormick & Co., Inc. (b)	102,600	11,910,834
Mondelez International, Inc., Class A	261,000	10,701,000
PepsiCo, Inc.	175,945	19,155,132
		56,693,287
Energy: 6.1%
ConocoPhillips	227,000	15,803,740
Pioneer Natural Resources Co.	61,214	11,584,137
Schlumberger, Ltd.	213,277	14,295,957
		41,683,834
Financials: 14.7%
AXA Equitable Holdings, Inc. (a)(b)	450,000	9,274,500
Bank of America Corp.	695,400	19,603,326
BlackRock, Inc.	23,100	11,527,824
Citizens Financial Group, Inc.	357,700	13,914,530
JPMorgan Chase & Co.	175,818	18,320,236
KeyCorp.	349,000	6,819,460
Prudential Financial, Inc.	123,700	11,567,187
Voya Financial, Inc.	215,300	10,119,100
		101,146,163
Health Care: 13.8%
Becton Dickinson & Co.	75,300	18,038,868
Biogen, Inc. (a)	66,518	19,306,184
Eli Lilly & Co.	168,000	14,335,440
Humana, Inc.	54,300	16,161,309
Thermo Fisher Scientific, Inc.	64,927	13,448,979
Zoetis, Inc.	164,854	14,043,912
		95,334,692
Industrials: 9.4%
Cummins, Inc.	66,800	8,884,400
Ingersoll-Rand PLC	193,403	17,354,051
Stanley Black & Decker, Inc.	105,463	14,006,541
Waste Management, Inc.	177,727	14,456,314
Xylem, Inc.	150,700	10,154,166
		64,855,472
Information Technology: 24.7%
Alphabet, Inc., Class A (a)	17,423	19,673,877
Alphabet, Inc., Class C (a)	17,675	19,719,118
Apple, Inc.	142,375	26,355,035
IBM	97,000	13,550,900
Lam Research Corp.	42,655	7,372,917
Microsoft Corp.	372,757	36,757,567
salesforce.com, Inc. (a)	90,400	12,330,560
TE Connectivity, Ltd.	183,000	16,480,980
Visa, Inc., Class A	135,900	17,999,955
		170,240,909
Materials: 3.7%
DowDuPont, Inc.	227,600	15,003,392
Vulcan Materials Co. (b)	79,800	10,298,988
		25,302,380
Real Estate: 2.3%
Prologis, Inc., REIT	237,400	15,594,806

Telecommunication Services: 1.7%
T-Mobile US, Inc. (a)	191,500	11,442,125

TOTAL COMMON STOCKS
(Cost $541,559,937)		676,774,742

MONEY MARKET: 1.4%
State Street Institutional U.S. Government Money Market Fund, 1.820% (c)(d)	9,734,867	9,734,867
(Cost $9,734,867)

57	SEE NOTES TO FINANCIAL STATEMENTS

June 30, 2018

Schedule of Investments (Unaudited), continued

Pax Large Cap Fund, continued

Percent of Net Assets Name of Issuer and Title of Issue	Shares/ Principal	Value
SECURITIES PURCHASED WITH CASH COLLATERAL FROM SECURITIES LENDING: 1.8%
State Street Navigator Securities Lending Government Money Market Portfolio, 1.902% (c)	12,657,744	$12,657,744
(Cost $12,657,744)

TOTAL INVESTMENTS: 101.5%
(Cost $563,952,548)		699,167,353

PAYABLE UPON RETURN OF SECURITIES LOANED — (NET): -1.8%		(12,657,744)

OTHER ASSETS AND LIABILITIES — (NET): 0.3%		1,903,657

NET ASSETS: 100.0%		$688,413,267

(a)	Non-income producing security.

(b)	Security or partial position of this security was on loan as of June 30, 2018. The total market value of securities on loan as of June 30, 2018 was $38,479,439.

(c)	Rate shown represents annualized 7-day yield as of June 30, 2018.

(d)	Premier Class shares

REIT - Real Estate Investment Trust

SEE NOTES TO FINANCIAL STATEMENTS	58

June 30, 2018

Schedule of Investments (Unaudited), continued

Pax Mid Cap Fund

Percent of Net Assets Name of Issuer and Title of Issue	Shares/ Principal	Value
COMMON STOCKS: 95.2%

Consumer Discretionary: 13.5%
Aramark	50,000	$1,855,000
Carter's, Inc.	12,671	1,373,410
Macy's, Inc.	58,520	2,190,404
Newell Brands, Inc. (a)	143,403	3,698,362
Ross Stores, Inc.	25,000	2,118,750
Sinclair Broadcast Group, Inc., Class A (a)	50,000	1,607,500
Williams-Sonoma, Inc. (a)	20,000	1,227,600
Yum! Brands, Inc.	40,044	3,132,242
		17,203,268
Consumer Staples: 8.2%
Hain Celestial Group, Inc, The (a)(b)	56,100	1,671,780
Lamb Weston Holdings, Inc.	38,333	2,626,194
Maple Leaf Foods, Inc.	124,900	3,158,009
US Foods Holding Corp. (b)	79,399	3,002,870
		10,458,853
Energy: 8.4%
Antero Resources Corp. (b)	181,900	3,883,565
Concho Resources, Inc. (b)	20,459	2,830,503
Pioneer Natural Resources Co.	21,000	3,974,040
		10,688,108
Financials: 13.1%
Alleghany Corp.	2,500	1,437,425
Citizens Financial Group, Inc.	85,000	3,306,500
LegacyTexas Financial Group, Inc.	63,600	2,481,672
Legg Mason, Inc.	33,993	1,180,576
RenaissanceRe Holdings, Ltd.	10,034	1,207,291
White Mountains Insurance Group, Ltd.	4,324	3,920,182
Zions Bancorporation	60,000	3,161,400
		16,695,046
Health Care: 10.1%
Biogen, Inc. (b)	19,500	5,659,680
Catalent, Inc. (b)	35,791	1,499,285
IQVIA Holdings, Inc. (b)	29,469	2,941,596
Laboratory Corp of America Holdings (b)	15,263	2,740,166
		12,840,727
Industrials: 13.4%
Expeditors Intl. of Washington, Inc.	23,575	1,723,333
KLX, Inc. (b)	40,000	2,876,000
Masco Corp.	40,597	1,519,140
nVent Electric PLC (b)	43,172	1,083,617
Pentair PLC	43,172	1,816,678
Robert Half International, Inc.	38,579	2,511,493
Waste Management, Inc.	48,000	3,904,319
WESCO International, Inc. (b)	30,000	1,713,000
		17,147,580
Information Technology: 10.3%
Amdocs, Ltd.	42,500	2,813,075
Citrix Systems, Inc. (b)	31,393	3,291,242
Genpact, Ltd.	42,110	1,218,242
Skyworks Solutions, Inc.	16,500	1,594,725
SS&C Technologies Holdings, Inc.	52,915	2,746,289
Versum Materials, Inc.	38,526	1,431,241
		13,094,814
Materials: 8.4%
Alcoa Corp. (b)	24,999	1,171,953
Celanese Corp., Class A	42,000	4,664,520
Newmont Mining Corp.	128,309	4,838,532
		10,675,005
Real Estate: 5.8%
Jones Lang LaSalle, Inc.	5,481	909,791
Prologis, Inc., REIT	45,000	2,956,050
Weyerhaeuser Co., REIT	98,482	3,590,654
		7,456,495
Utilities: 4.0%
ONE Gas, Inc.	69,044	5,160,349

TOTAL COMMON STOCKS
(Cost $100,371,474)		121,420,245

59	SEE NOTES TO FINANCIAL STATEMENTS

June 30, 2018

Schedule of Investments (Unaudited), continued

Pax Mid Cap Fund, continued

Percent of Net Assets Name of Issuer and Title of Issue	Shares/ Principal	Value
MONEY MARKET: 4.8%
State Street Institutional U.S. Government Money Market Fund, 1.820% (c)(d)	6,075,589	$6,075,589
(Cost $6,075,589)

SECURITIES PURCHASED WITH CASH COLLATERAL FROM SECURITIES LENDING: 0.8%
State Street Navigator Securities Lending Government Money Market Portfolio, 1.902% (c)	984,206	984,206
(Cost $984,206)

TOTAL INVESTMENTS: 100.8%
(Cost $107,431,269)		128,480,040

PAYABLE UPON RETURN OF SECURITIES LOANED — (NET): -0.8%		(984,206)

OTHER ASSETS AND LIABILITIES — (NET): 0.0% (e)		3,016

NET ASSETS: 100.0%		$127,498,850

(a)	Security or partial position of this security was on loan as of June 30, 2018. The total market value of securities on loan as of June 30, 2018 was $8,205,243.

(b)	Non-income producing security.

(c)	Rate shown represents annualized 7-day yield as of June 30, 2018.

(d	Premier Class shares

(e)	Rounds to less than 0.05%

REIT - Real Estate Investment Trust

SEE NOTES TO FINANCIAL STATEMENTS	60

June 30, 2018

Schedule of Investments (Unaudited), continued

Pax Small Cap Fund

Percent of Net Assets Name of Issuer and Title of Issue	Shares/ Principal	Value
COMMON STOCKS: 97.4%

Consumer Discretionary: 10.3%
AMC Networks, Inc., Class A (a)(b)	128,416	$7,987,475
BJs Restaurants, Inc.	98,081	5,884,860
Carter's, Inc.	103,804	11,251,316
Michaels Cos, Inc., The (a)(b)	680,665	13,048,348
Sinclair Broadcast Group, Inc., Class A (b)	459,022	14,757,557
Wendy's Co, The (b)	1,050,944	18,055,218
Williams-Sonoma, Inc. (b)	121,900	7,482,222
Wyndham Hotels & Resorts, Inc.	18,770	1,104,239
		79,571,235
Consumer Staples: 5.3%
Hain Celestial Group, Inc, The (a)(b)	234,163	6,978,057
Maple Leaf Foods, Inc.	751,600	19,003,677
Performance Food Group Co. (a)	409,521	15,029,421
		41,011,155
Energy: 5.1%
Antero Resources Corp. (a)(b)	1,207,756	25,785,591
Parsley Energy, Inc., Class A (a)	466,814	14,135,128
		39,920,719
Financials: 21.3%
Capitol Federal Financial, Inc.	1,691,152	22,255,560
FCB Financial Holdings, Inc., Class A (a)	181,945	10,698,366
Hanover Insurance Group, Inc., The	114,061	13,637,133
HomeTrust Bancshares, Inc. (a)	960,606	27,041,059
Investors Bancorp, Inc.	1,169,175	14,953,748
LegacyTexas Financial Group, Inc.	336,766	13,140,609
Meridian Bancorp, Inc.	983,086	18,826,097
RenaissanceRe Holdings, Ltd.	76,404	9,192,929
TheStreet, Inc. (a)	1,752,775	3,821,050
Victory Capital Holdings, Inc., Class A (a)(b)	1,415,710	14,978,212
White Mountains Insurance Group, Ltd.	19,505	17,683,428
		166,228,191
Health Care: 8.4%
Catalent, Inc. (a)	381,885	$15,997,163
Ligand Pharmaceuticals, Inc. (a)(b)	96,259	19,941,977
Natus Medical, Inc. (a)(b)	844,445	29,133,353
		65,072,493
Industrials: 19.8%
Beacon Roofing Supply, Inc. (a)	449,764	19,168,942
Comfort Systems USA, Inc.	315,946	14,470,327
EMCOR Group, Inc.	151,400	11,533,652
KLX, Inc. (a)	271,777	19,540,766
Korn/Ferry International	254,141	15,738,952
MasTec, Inc. (a)(b)	352,889	17,909,117
MRC Global, Inc. (a)(b)	1,260,570	27,316,552
Thermon Group Holdings, Inc. (a)	232,230	5,311,100
Watts Water Technologies, Inc., Class A	70,351	5,515,518
WESCO International, Inc. (a)	295,753	16,887,496
		153,392,422
Information Technology: 11.8%
Apptio, Inc., Class A (a)(b)	335,937	12,160,919
Cornerstone OnDemand, Inc. (a)	16,050	761,252
Entegris, Inc.	156,100	5,291,790
Envestnet, Inc. (a)	225,476	12,389,906
Imperva, Inc. (a)	227,912	10,996,754
Power Integrations, Inc (b)	170,377	12,446,040
Verint Systems, Inc. (a)	370,000	16,409,500
Versum Materials, Inc.	158,612	5,892,436
Web.com Group, Inc. (a)	576,544	14,903,662
		91,252,259
Materials: 5.7%
Kaiser Aluminum Corp.	116,174	12,094,875
Royal Gold, Inc.	135,000	12,533,400
Valvoline, Inc. (b)	890,129	19,200,083
		43,828,358
Real Estate: 5.3%
CatchMark Timber Trust, Inc, Class A, REIT	1,235,976	15,733,974
Ryman Hospitality Properties, Inc., REIT	197,012	16,381,548
Terreno Realty Corp., REIT	232,170	8,745,844
		40,861,366

61	SEE NOTES TO FINANCIAL STATEMENTS

June 30, 2018

Schedule of Investments (Unaudited), continued

Pax Small Cap Fund, continued

Percent of Net Assets Name of Issuer and Title of Issue	Shares/ Principal	Value
COMMON STOCKS, continued

Telecommunication Services: 1.1%
ORBCOMM, Inc. (a)(b)	866,213	$8,748,751

Utilities: 3.3%
Unitil Corp.	500,954	25,568,692

TOTAL COMMON STOCKS
(Cost $655,137,282)		755,455,641

MONEY MARKET: 2.2%
State Street Institutional U.S. Government Money Market Fund, 1.820% (c)(d)	17,190,876	17,190,876
(Cost $17,190,876)

SECURITIES PURCHASED WITH CASH COLLATERAL FROM SECURITIES LENDING: 0.2%
State Street Navigator Securities Lending Government Money Market Portfolio, 1.902% (c)	1,654,648	1,654,648
(Cost $1,654,648)

TOTAL INVESTMENTS: 99.8%
(Cost $673,982,806)		774,301,165

PAYABLE UPON RETURN OF SECURITIES LOANED — (NET): -0.2%		(1,654,648)

OTHER ASSETS AND LIABILITIES — (NET): 0.4%		2,744,056

NET ASSETS: 100.0%		$775,390,573

(a)	Non-income producing security.

(b)	Security or partial position of this security was on loan as of June 30, 2018. The total market value of securities on loan as of June 30, 2018 was $114,196,211.

(c)	Rate shown represents annualized 7-day yield as of June 30, 2018.

(d)	Premier Class shares

REIT - Real Estate Investment Trust

SEE NOTES TO FINANCIAL STATEMENTS	62

June 30, 2018

Schedule of Investments (Unaudited), continued

Pax ESG Beta Quality Fund

Percent of Net Assets Name of Issuer and Title of Issue	Shares/ Principal	Value
COMMON STOCKS: 99.2%

Consumer Discretionary: 15.7%
Amazon.com, Inc. (a)	4,148	$7,050,770
Best Buy Co., Inc.	16,539	1,233,479
BorgWarner, Inc.	13,724	592,328
Darden Restaurants, Inc.	8,884	951,121
Discovery, Inc., Class C (a)	11,411	290,981
Foot Locker, Inc.	3,918	206,283
Gap Inc., The (b)	32,627	1,056,789
Home Depot, Inc., The	15,500	3,024,050
John Wiley & Sons, Inc., Class A	12,112	755,789
Lowe's Cos., Inc.	4,402	420,699
Macy's, Inc.	18,028	674,788
Marriott International, Inc., Class A	14,364	1,818,482
McDonald's Corp.	9,028	1,414,597
Michael Kors Holdings, Ltd. (a)	13,665	910,089
Michaels Cos, Inc., The (a)(b)	10,960	210,103
NIKE, Inc., Class B	26,027	2,073,831
Nordstrom, Inc. (b)	7,112	368,259
Omnicom Group, Inc. (b)	768	58,575
Sally Beauty Holdings, Inc. (a)(b)	22,255	356,748
ServiceMaster Global Holdings, Inc. (a)	2,607	155,038
Starbucks Corp.	45,300	2,212,905
Target Corp.	25,701	1,956,360
TJX Cos., Inc., The	12,619	1,201,076
Tractor Supply Co.	806	61,651
Ulta Beauty, Inc. (a)	845	197,274
VF Corp.	16,300	1,328,776
Viacom, Inc., Class B	28,024	845,204
Walt Disney Co., The	7,959	834,183
Williams-Sonoma, Inc. (b)	13,332	818,318
		33,078,546
Consumer Staples: 8.6%
Clorox Co., The (b)	1,978	267,525
Dr. Pepper Snapple Group, Inc. (a)	19,439	2,371,558
Estee Lauder Cos, Inc., The, Class A	13,011	1,856,540
General Mills, Inc.	29,116	1,288,674
Herbalife Nutrition, Ltd (a)	7,728	415,148
Hershey Co.,The	6,551	609,636
JM Smucker Co., The	4,375	470,225
Kellogg Co.	18,583	$1,298,394
Kimberly-Clark Corp.	10,450	1,100,803
Kroger Co., The	31,706	902,036
McCormick & Co., Inc. (b)	804	93,336
PepsiCo, Inc.	45,180	4,918,747
Procter & Gamble Co., The	22,100	1,725,126
Sysco Corp.	6,690	456,860
US Foods Holding Corp. (a)	3,957	149,654
Walgreens Boots Alliance, Inc.	1,835	110,128
		18,034,390
Energy: 1.4%
ConocoPhillips	10,975	764,080
EOG Resources, Inc.	9,596	1,194,029
ONEOK, Inc.	7,385	515,695
Pioneer Natural Resources Co.	32	6,056
Southwestern Energy Co. (a)(b)	23,773	125,997
Valero Energy Corp.	3,826	424,036
		3,029,893
Financials: 9.9%
Aflac, Inc.	72,634	3,124,715
Allstate Corp., The	2,405	219,504
Ally Financial, Inc.	8,336	218,987
American Express Co.	6,578	644,644
American National Insurance Co	3,170	379,100
Bank of America Corp.	8,327	234,738
BankUnited, Inc.	5,904	241,178
Discover Financial Services	1,934	136,173
East West Bancorp, Inc.	22,447	1,463,544
FactSet Research Systems, Inc.	379	75,080
Fifth Third Bancorp	40,683	1,167,602
First American Financial Corp.	14,820	766,490
Lincoln National Corp.	13,962	869,135
Morningstar, Inc.	5,622	721,022
PNC Financial Services Group, Inc.	30,700	4,147,570
Prudential Financial, Inc.	32,620	3,050,296
Reinsurance Group of America, Inc.	13,453	1,795,706
Travelers Cos., Inc., The	6,682	817,476
Unum Group	17,117	633,158
		20,706,118

63	SEE NOTES TO FINANCIAL STATEMENTS

June 30, 2018

Schedule of Investments (Unaudited), continued

Pax ESG Beta Quality Fund, continued

Percent of Net Assets Name of Issuer and Title of Issue	Shares/ Principal	Value
COMMON STOCKS, continued

Health Care: 12.3%
AbbVie, Inc.	11,649	$1,079,280
ABIOMED, Inc. (a)	235	96,127
Agilent Technologies, Inc.	17,334	1,071,935
Amgen, Inc.	6,007	1,108,832
Anthem, Inc.	2,937	699,094
Biogen, Inc. (a)	3,447	1,000,457
Bristol-Myers Squibb Co.	3,790	209,739
Celgene Corp. (a)	17,207	1,366,580
Centene Corp. (a)	846	104,236
CVS Health Corp.	5,450	350,708
Eli Lilly & Co.	10,068	859,102
Gilead Sciences, Inc.	4,440	314,530
HCA Healthcare, Inc.	8,476	869,638
Humana, Inc.	7,636	2,272,703
IQVIA Holdings, Inc. (a)	1,162	115,991
Johnson & Johnson	38,356	4,654,116
Laboratory Corp of America Holdings (a)	382	68,580
Merck & Co., Inc.	24,224	1,470,397
Quest Diagnostics, Inc.	1,364	149,958
Thermo Fisher Scientific, Inc.	16,605	3,439,560
UnitedHealth Group, Inc.	15,427	3,784,860
Zoetis, Inc.	7,781	662,863
		25,749,286
Industrials: 7.8%
3M Co.	19,189	3,774,860
CSX Corp.	1,665	106,194
Delta Air Lines, Inc.	1,382	68,464
Eaton Corp PLC	352	26,308
Expeditors Intl. of Washington, Inc.	8,194	598,981
Hexcel Corp.	722	47,926
Landstar System, Inc.	15,792	1,724,486
Owens Corning	1,148	72,749
Robert Half International, Inc.	3,188	207,539
Roper Technologies, Inc.	8,210	2,265,221
Ryder System, Inc. (b)	29,441	2,115,630
Stanley Black & Decker, Inc.	15,174	2,015,259
United Parcel Service, Inc., Class B	16,564	1,759,594
W.W. Grainger, Inc.	2,057	634,379
Waste Management, Inc.	13,039	1,060,592
		16,478,182
Information Technology: 24.8%
Accenture PLC, Class A	13,221	$2,162,823
Alphabet, Inc., Class A (a)	4,465	5,041,833
Alphabet, Inc., Class C (a)	1,456	1,624,390
Apple, Inc.	36,615	6,777,803
CA, Inc.	5,748	204,916
CDW Corp.	4,390	354,668
Cisco Systems, Inc.	33,712	1,450,627
Citrix Systems, Inc. (a)	3,516	368,617
Cognizant Technology Solutions, Class A	24,303	1,919,694
DXC Technology Co.	807	65,052
F5 Networks, Inc. (a)	6,663	1,149,034
Facebook, Inc., Class A (a)	14,536	2,824,636
HP, Inc.	106,836	2,424,109
IBM	15,980	2,232,406
Intel Corp.	60,776	3,021,175
Intuit, Inc.	2,033	415,352
Jabil, Inc.	7,490	207,173
MasterCard, Inc., Class A	27,033	5,312,524
Micron Technology, Inc. (a)	838	43,945
Microsoft Corp.	52,646	5,191,422
ON Semiconductor Corp. (a)	16,535	367,656
Oracle Corp.	25,848	1,138,863
Red Hat, Inc. (a)	9,990	1,342,356
Synopsys, Inc. (a)	8,798	752,845
Texas Instruments, Inc.	45,595	5,026,849
Visa, Inc., Class A (b)	7,634	1,011,123
		52,431,891
Materials: 3.4%
Eastman Chemical Co.	20,398	2,038,984
Ecolab, Inc.	6,747	946,807
LyondellBasell Industries NV, Class A	3,577	392,933
Praxair, Inc.	9,052	1,431,574
WestRock Co.	39,533	2,254,172
		7,064,470
Real Estate: 5.8%
Apple Hospitality REIT, Inc., REIT	61,277	1,095,633
Brixmor Property Group, Inc., REIT	33,134	577,526
CBRE Group, Inc., Class A (a)	49,387	2,357,735
Chimera Investment Corp., REIT	79,211	1,447,977

SEE NOTES TO FINANCIAL STATEMENTS	64

June 30, 2018

Schedule of Investments (Unaudited), continued

Pax ESG Beta Quality Fund, continued

Percent of Net Assets Name of Issuer and Title of Issue	Shares/ Principal	Value
COMMON STOCKS, continued

Real Estate, continued
Hospitality Properties Trust, REIT	98,315	$2,812,792
Host Hotels & Resorts, Inc., REIT	48,926	1,030,871
Jones Lang LaSalle, Inc.	4,584	760,898
Realogy Holdings Corp. (b)	11,853	270,248
Simon Property Group, Inc., REIT	6,939	1,180,948
Starwood Property Trust, Inc., REIT (b)	25,724	558,468
		12,093,096
Telecommunication Services: 3.8%
AT&T, Inc.	89,548	2,875,386
Verizon Communications, Inc.	102,420	5,152,750
		8,028,136
Utilities: 5.7%
American Water Works Co., Inc.	36,715	3,134,727
CenterPoint Energy, Inc.	91,449	2,534,052
Consolidated Edison, Inc.	25,752	2,008,141
Eversource Energy	3,182	186,497
Exelon Corp.	48,010	2,045,226
NextEra Energy, Inc.	11,812	1,972,958
		11,881,601
TOTAL COMMON STOCKS
(Cost $130,513,766)		208,575,609

MONEY MARKET: 0.8%
State Street Institutional U.S. Government Money Market Fund, 1.820% (c)(d)	1,605,911	1,605,911
(Cost $1,605,911)

SECURITIES PURCHASED WITH CASH COLLATERAL FROM SECURITIES LENDING: 0.4%
State Street Navigator Securities Lending Government Money Market Portfolio, 1.902% (c)	836,583	$836,583
(Cost $836,583)

TOTAL INVESTMENTS: 100.4%
(Cost $132,956,260)		211,018,103

PAYABLE UPON RETURN OF SECURITIES LOANED — (NET): -0.4%		(836,583)

OTHER ASSETS AND LIABILITIES — (NET):0.0% (e)		10,218

NET ASSETS: 100.0%		$210,191,738

(a)	Non-income producing security.

(b)	Security or partial position of this security was on loan as of June 30, 2018. The total market value of securities on loan as of June 30, 2018 was $6,305,929.

(c)	Rate shown represents annualized 7-day yield as of June 30, 2018.

(d)	Premier Class shares

(e)	Rounds to less than 0.05%

REIT - Real Estate Investment Trust

65	SEE NOTES TO FINANCIAL STATEMENTS

June 30, 2018

Schedule of Investments (Unaudited), continued

Pax ESG Beta Dividend Fund

Percent of Net Assets Name of Issuer and Title of Issue	Shares/ Principal	Value
COMMON STOCKS: 99.2%

Consumer Discretionary: 13.5%
Amazon.com, Inc. (a)	2,415	$4,105,017
Aptiv PLC	3,351	307,052
Best Buy Co., Inc.	5,129	382,521
Darden Restaurants, Inc.	12,274	1,314,054
Foot Locker, Inc.	4,348	228,922
Gap Inc., The	7,621	246,844
Home Depot, Inc., The	14,576	2,843,778
Interpublic Group of Cos., Inc., The	5,686	133,280
John Wiley & Sons, Inc., Class A	7,428	463,507
Kohl's Corp.	10,428	760,201
L Brands, Inc. (a)	1,446	53,328
Las Vegas Sands Corp.	9,476	723,587
Lowe's Cos., Inc.	2,325	222,200
Macy's, Inc.	8,663	324,256
Marriott International, Inc., Class A	2,037	257,884
McDonald's Corp.	9,595	1,503,441
Ralph Lauren Corp.	2,349	295,316
Royal Caribbean Cruises, Ltd.	4,657	482,465
Signet Jewelers, Ltd.	3,566	198,805
Tapestry, Inc.	2,626	122,660
Target Corp.	15,910	1,211,069
TripAdvisor, Inc. (a)(b)	1,580	88,022
Tupperware Brands Corp.	16,029	661,036
VF Corp.	546	44,510
Walt Disney Co., The	1,469	153,966
Wayfair, Inc. (a)	2,100	249,396
Williams-Sonoma, Inc. (b)	5,346	328,137
		17,705,254
Consumer Staples: 5.0%
Clorox Co., The (b)	1,730	233,983
Coca-Cola Co., The	7,553	331,275
Estee Lauder Cos, Inc., The, Class A	848	121,001
General Mills, Inc.	20,067	888,165
Kellogg Co.	11,215	783,592
Kimberly-Clark Corp.	4,657	490,568
Kroger Co., The	7,654	217,756
PepsiCo, Inc.	21,230	2,311,310
Procter & Gamble Co., The	10,161	793,168
Sysco Corp.	6,781	463,074
		6,633,892
Energy: 4.7%
Baker Hughes a GE Co.	10,451	$345,197
ConocoPhillips	3,390	236,012
National Oilwell Varco, Inc.	3,701	160,623
Occidental Petroleum Corp.	9,635	806,257
ONEOK, Inc.	40,312	2,814,987
Schlumberger, Ltd.	21,328	1,429,616
Valero Energy Corp.	3,079	341,246
		6,133,938
Financials: 9.0%
Aflac, Inc.	21,602	929,318
American International Group, Inc.	1,502	79,636
Ameriprise Financial, Inc.	217	30,354
Assurant, Inc.	426	44,087
Bank of America Corp.	29,357	827,574
BlackRock, Inc.	877	437,658
CME Group, Inc.	13,216	2,166,367
Cullen/Frost Bankers, Inc.	3,662	396,375
Invesco, Ltd.	25,060	665,594
JPMorgan Chase & Co.	9,377	977,083
MetLife, Inc.	7,452	324,907
Morningstar, Inc.	4,781	613,163
New York Community Bancorp, Inc. (a)	9,053	99,945
People's United Financial, Inc.	48,009	868,483
Principal Financial Group, Inc.	9,529	504,561
ProAssurance Corp.	9,284	329,118
Prudential Financial, Inc.	3,199	299,138
Regions Financial Corp.	23,014	409,189
T Rowe Price Group, Inc.	2,370	275,133
TFS Financial Corp.	15,248	240,461
U.S. Bancorp	22,746	1,137,755
Unum Group	4,548	168,231
		11,824,130
Health Care: 13.9%
Abbott Laboratories	27,383	1,670,089
AbbVie, Inc.	18,335	1,698,738
Align Technology, Inc. (a)	834	285,345
Allergan PLC	465	77,525
Amgen, Inc.	9,767	1,802,891
Anthem, Inc.	948	225,652
Baxter International, Inc.	5,263	388,620
Becton Dickinson & Co.	515	123,373
Bristol-Myers Squibb Co.	6,032	333,811
Cardinal Health, Inc.	2,354	114,946
CVS Health Corp.	5,085	327,220

SEE NOTES TO FINANCIAL STATEMENTS	66

June 30, 2018
Schedule of Investments (Unaudited), continued

Pax ESG Beta Dividend Fund, continued

Percent of Net Assets Name of Issuer and Title of Issue	Shares/ Principal	Value
COMMON STOCKS, continued

Health Care, continued
Eli Lilly & Co.	14,434	$1,231,653
Gilead Sciences, Inc.	5,133	363,622
Humana, Inc.	2,684	798,839
IDEXX Laboratories, Inc. (a)	768	167,378
Illumina, Inc. (a)	708	197,737
Johnson & Johnson	28,438	3,450,667
Merck & Co., Inc.	24,814	1,506,210
Patterson Cos., Inc.	20,872	473,168
Quest Diagnostics, Inc.	3,815	419,421
UnitedHealth Group, Inc.	10,854	2,662,920
		18,319,825
Industrials: 12.9%
3M Co.	18,527	3,644,631
Dover Corp.	5,825	426,390
Eaton Corp PLC	15,893	1,187,843
Emerson Electric Co.	29,396	2,032,439
Illinois Tool Works, Inc.	13,385	1,854,358
Ingersoll-Rand PLC	9,262	831,079
Nielsen Holdings PLC	11,347	350,963
Pitney Bowes, Inc.	2,998	25,693
Robert Half International, Inc.	8,803	573,075
Rockwell Automation, Inc.	9,857	1,638,529
Ryder System, Inc.	4,102	294,770
Stanley Black & Decker, Inc.	2,828	375,587
Union Pacific Corp.	5,221	739,711
United Parcel Service, Inc., Class B	11,998	1,274,548
W.W. Grainger, Inc.	3,335	1,028,514
Waste Management, Inc.	7,965	647,873
		16,926,003
Information Technology: 28.1%
Accenture PLC, Class A	15,254	2,495,402
Activision Blizzard, Inc.	5,670	432,734
Adobe Systems, Inc. (a)	4,057	989,137
Alphabet, Inc., Class A (a)	1,953	2,205,308
Apple, Inc.	21,547	3,988,565
Autodesk, Inc. (a)	2,823	370,067
Automatic Data Processing, Inc.	4,917	659,566
Booz Allen Hamilton Holding Corp.	3,260	142,560
CA, Inc.	24,862	886,330
Cisco Systems, Inc.	90,239	3,882,984
Corning, Inc.	7,028	193,340
Dell Technologies, Inc., Class V (a)	4,258	$360,142
DXC Technology Co.	465	37,484
Facebook, Inc., Class A (a)	2,186	424,784
HP, Inc.	28,588	648,662
IBM	8,077	1,128,357
Intel Corp.	46,923	2,332,542
Jack Henry & Associates, Inc.	2,038	265,674
Manhattan Associates, Inc. (a)	4,066	191,143
MasterCard, Inc., Class A	1,784	350,592
Maxim Integrated Products, Inc.	17,024	998,628
Microchip Technology, Inc. (b)	1,058	96,225
Microsoft Corp.	40,028	3,947,161
National Instruments Corp.	18,170	762,777
NetApp, Inc.	4,257	334,302
NVIDIA Corp.	247	58,514
Oracle Corp.	3,778	166,459
Paychex, Inc.	19,082	1,304,255
QUALCOMM, Inc.	14,032	787,476
Red Hat, Inc. (a)	1,112	149,419
Sabre Corp.	4,174	102,847
salesforce.com, Inc. (a)	5,385	734,514
Seagate Technology PLC	7,430	419,572
ServiceNow, Inc. (a)	441	76,059
Square, Inc. (a)	4,998	308,077
Texas Instruments, Inc.	28,208	3,109,932
Twitter, Inc. (a)	4,787	209,048
VMware, Inc. (a)	2,611	383,739
Western Union Co., The	55,927	1,136,996
		37,071,373
Materials: 2.2%
Air Products & Chemicals, Inc.	2,198	342,295
Avery Dennison Corp.	3,769	384,815
Celanese Corp., Class A	1,047	116,280
Eastman Chemical Co.	1,797	179,628
Ecolab, Inc.	1,088	152,679
Praxair, Inc.	10,482	1,657,728
		2,833,425

67	SEE NOTES TO FINANCIAL STATEMENTS

June 30, 2018
Schedule of Investments (Unaudited), continued

Pax ESG Beta Dividend Fund, continued

Percent of Net Assets Name of Issuer and Title of Issue	Shares/ Principal	Value
COMMON STOCKS, continued

Real Estate: 4.5%
Apple Hospitality REIT, Inc., REIT	19,546	$349,482
Brixmor Property Group, Inc., REIT	9,310	162,273
Crown Castle International Corp., REIT	580	62,536
Hospitality Properties Trust, REIT	14,563	416,647
Host Hotels & Resorts, Inc., REIT	18,041	380,124
Iron Mountain, Inc., REIT (b)	20,369	713,119
MFA Financial, Inc., REIT	12,845	97,365
Public Storage, REIT	906	205,535
Simon Property Group, Inc., REIT	3,385	576,093
Starwood Property Trust, Inc., REIT (b)	119,210	2,588,049
Uniti Group, Inc., REIT (b)	15,263	305,718
Welltower, Inc., REIT	1,087	68,144
		5,925,085
Telecommunication Services: 3.0%
AT&T, Inc.	56,137	1,802,559
CenturyLink, Inc.	44,837	835,762
Verizon Communications, Inc.	26,976	1,357,163
		3,995,484
Utilities: 2.4%
CenterPoint Energy, Inc.	47,107	1,305,335
Consolidated Edison, Inc.	13,096	1,021,226
Dominion Energy, Inc.	11,651	794,365
		3,120,926
TOTAL COMMON STOCKS
(Cost $102,315,213)		130,489,335

MONEY MARKET: 0.7%
State Street Institutional U.S. Government Money Market Fund, 1.820% (c)(d)	937,525	937,525
(Cost $937,525)

SECURITIES PURCHASED WITH CASH COLLATERAL FROM SECURITIES LENDING: 0.4%
State Street Navigator Securities Lending Government Money Market Portfolio, 1.902% (c)	479,208	479,208
(Cost $479,208)

TOTAL INVESTMENTS: 100.3%
(Cost $103,731,946)		131,906,068

PAYABLE UPON RETURN OF SECURITIES LOANED — (NET): -0.4%		(479,208)

OTHER ASSETS AND LIABILITIES — (NET): 0.1%		144,528

NET ASSETS: 100.0%		$131,571,388

(a)	Non-income producing security.

(b)	Security or partial position of this security was on loan as of June 30, 2018. The total market value of securities on loan as of June 30, 2018 was $3,648,415.

(c)	Rate shown represents annualized 7-day yield as of June 30, 2018.

(d)	Premier Class shares

REIT - Real Estate Investment Trust

SEE NOTES TO FINANCIAL STATEMENTS	68

June 30, 2018
Schedule of Investments (Unaudited), continued

Pax Global Opportunities Fund

Percent of Net Assets Name of Issuer and Title of Issue	Shares/ Principal	Value
COMMON STOCKS: 96.6%

Consumer Discretionary: 5.5%
Aptiv PLC	11,354	$1,040,367
Valeo SA	8,104	441,859
		1,482,226
Consumer Staples: 7.9%
Danone SA	14,594	1,065,544
Jeronimo Martins SGPS SA	35,350	509,199
Sprouts Farmers Market, Inc. (a)	24,523	541,223
		2,115,966
Financials: 14.4%
AIA Group, Ltd.	70,400	613,283
Beazley PLC	78,373	603,942
HDFC Bank, Ltd.	9,582	1,006,302
Hiscox, Ltd.	30,096	603,996
Prudential PLC	46,377	1,057,225
		3,884,748
Health Care: 17.3%
Agilent Technologies, Inc.	11,029	682,033
Becton Dickinson & Co.	3,450	826,482
Danaher Corp.	5,462	538,990
Fresenius SE & Co KGaA	8,090	814,593
Genus PLC	16,303	565,489
Sartorius AG	1,864	277,496
Thermo Fisher Scientific, Inc.	4,611	955,123
		4,660,206
Industrials: 7.5%
Kubota Corp.	28,500	447,306
Tomra Systems ASA	25,678	539,139
Xylem, Inc.	15,278	1,029,431
		2,015,876
Information Technology: 24.0%
Cadence Design Systems, Inc. (a)	14,017	607,076
Cognizant Technology Solutions, Class A	6,926	547,085
Keyence Corp.	1,300	733,218
Oracle Corp.	12,195	537,312
SAP SE	5,270	608,251
Taiwan Semiconductor Manufacturing Co., Ltd.	172,000	1,221,385
TE Connectivity, Ltd.	9,351	842,151
Visa, Inc., Class A	10,310	1,365,560
		6,462,038
Materials: 17.6%
Corbion NV	17,000	541,063
Ecolab, Inc.	7,314	1,026,374
Koninklijke DSM NV	8,122	812,517
Praxair, Inc.	5,232	827,441
Sealed Air Corp.	18,685	793,178
Symrise AG	8,454	739,508
		4,740,081
Telecommunication Services: 2.4%
KDDI Corp.	24,100	659,012

TOTAL COMMON STOCKS
(Cost $26,100,297)		26,020,153

MONEY MARKET: 11.8%
State Street Institutional U.S. Government Money Market Fund, 1.820% (b)(c)	3,167,677	3,167,677
(Cost $3,167,677)

TOTAL INVESTMENTS: 108.4%
(Cost $29,267,974)		29,187,830

OTHER ASSETS AND LIABILITIES — (NET): -8.4%		(2,270,156)

NET ASSETS: 100.0%		$26,917,674

(a)	Non-income producing security.

(b)	Rate shown represents annualized 7-day yield as of June 30, 2018.

(c)	Premier Class shares

69	SEE NOTES TO FINANCIAL STATEMENTS

June 30, 2018
Schedule of Investments (Unaudited), continued

Pax Global Opportunities Fund, continued

SUMMARY OF INVESTMENTS BY COUNTRY

Country	Value	Percent of Net Assets
France	$1,507,403	5.6%
Germany	2,439,848	9.1%
Hong Kong	613,283	2.3%
Japan	1,839,536	6.8%
Netherlands	1,353,580	5.0%
Norway	539,139	2.0%
Portugal	509,199	1.9%
Switzerland	842,151	3.1%
Taiwan	1,221,385	4.5%
United Kingdom	3,871,019	14.4%
United States	11,283,610	41.9%
Money Market	3,167,677	11.8%
Other assets and liabilities (net)	(2,270,156)	-8.4%
TOTAL	$26,917,674	100.0%

SEE NOTES TO FINANCIAL STATEMENTS	70

June 30, 2018
Schedule of Investments (Unaudited), continued

Pax Global Environmental Markets Fund

Percent of Net Assets Name of Issuer and Title of Issue	Shares/ Principal	Value
COMMON STOCKS: 98.4%

RENEWABLE & ALTERNATIVE Energy: 0.4%

Renewable Energy Developers & Independent Power Producers (IPPS) : 0.4%
Huaneng Renewables Corp., Ltd.	8,938,000	$2,962,618

ENERGY EFFICIENCY: 37.2%

Power Network Efficiency: 5.3%
Hubbell, Inc.	169,389	17,911,193
Itron, Inc. (a)	48,485	2,911,524
Schneider Electric SE	198,195	16,483,232
		37,305,949
Industrial Energy Efficiency: 4.3%
Delta Electronics, Inc.	3,997,475	14,328,333
PTC, Inc. (a)	170,651	16,008,770
		30,337,103
Buildings Energy Efficiency: 13.5%
Acuity Brands, Inc. (b)	69,038	7,999,433
Autodesk, Inc. (a)	78,835	10,334,480
Ingersoll-Rand PLC	224,872	20,177,765
Kingspan Group PLC	148,078	7,415,045
Legrand SA	271,770	19,906,347
Sekisui Chemical Co., Ltd.	879,400	14,959,111
Signify NV	581,354	15,040,520
		95,832,701
Transport Energy Efficiency: 9.6%
Aptiv PLC	223,541	20,483,062
BorgWarner, Inc.	133,078	5,743,646
TE Connectivity, Ltd.	263,083	23,693,256
Zhuzhou CRRC Times Electric Co. Ltd.	3,777,700	17,915,580
		67,835,544
Consumer Energy Efficiency: 1.1%
Murata Manufacturing Co., Ltd.	45,000	7,554,435

Diversified Energy Efficiency: 3.4%
Siemens AG	180,650	23,801,688

WATER INFRASTRUCTURE & TECHNOLOGIES: 27.4%

Water Infrastructure: 10.0%
Ferguson PLC	264,891	21,431,739
IDEX Corp.	120,951	16,507,392
Watts Water Technologies, Inc., Class A	160,544	12,586,650
Xylem, Inc.	297,617	20,053,433
		70,579,214
Water Treatment Equipment: 6.8%
Coway Co., Ltd.	42,047	3,267,178
Danaher Corp.	234,093	23,100,297
Ecolab, Inc.	152,981	21,467,824
		47,835,299
Water Utilities: 10.6%
American Water Works Co., Inc.	211,837	18,086,643
Beijing Enterprises Water Group, Ltd. (a)	21,532,000	11,708,324
Pennon Group PLC	1,009,855	10,561,098
Severn Trent PLC	443,082	11,552,822
Suez	1,788,390	23,134,632
		75,043,519
POLLUTION CONTROL: 12.8%

Pollution Control Solutions: 1.3%
Umicore SA	163,794	9,350,578

Environmental Testing & Gas Sensing: 8.1%
Agilent Technologies, Inc.	281,577	17,412,722
Applus Services SA	905,972	12,074,624
Intertek Group PLC	169,623	12,754,048
Waters Corp. (a)	79,425	15,375,886
		57,617,280
Public Transportation: 3.4%
East Japan Railway Co.	248,100	23,759,394

WASTE MANAGEMENT & TECHNOLOGIES: 3.9%

Waste Technology Equipment: 1.4%
China Everbright International, Ltd.	7,899,000	10,172,958

General Waste Management: 2.5%
Waste Management, Inc.	216,714	17,627,517

FOOD, AGRICULTURE & FORESTRY: 12.3%

Logistics, Food Safety & Packaging: 8.1%
GEA Group AG	362,974	12,224,309
Sealed Air Corp. (b)	631,291	26,798,303
WestRock Co.	321,966	18,358,501
		57,381,113

71	SEE NOTES TO FINANCIAL STATEMENTS

June 30, 2018

Schedule of Investments (Unaudited), continued

Pax Global Environmental Markets Fund, continued

Percent of Net Assets Name of Issuer and Title of Issue	Shares/ Principal	Value
COMMON STOCKS, continued

Sustainable & Efficient Agriculture: 4.2%
Kubota Corp.	1,252,300	$19,654,767
Trimble, Inc. (a)	298,409	9,799,752
		29,454,519
DIVERSIFIED ENVIRONMENTAL: 4.4%

Diversified Environmental: 4.4%
3M Co.	48,144	9,470,888
Praxair, Inc.	135,013	21,352,306
		30,823,194
TOTAL COMMON STOCKS
(Cost $616,447,904)		695,274,623

MONEY MARKET: 1.3%
State Street Institutional U.S. Government Money Market Fund, 1.820% (c)(d)	8,912,294	8,912,294
(Cost $8,912,294)

TOTAL INVESTMENTS: 99.7%
(Cost $625,360,198)		704,186,917

OTHER ASSETS AND LIABILITIES — (NET): 0.3%		2,458,988

NET ASSETS: 100.0%		$706,645,905

(a)	Non-income producing security.

(b)	Security or partial position of this security was on loan as of June 30, 2018. The total market value of securities on loan as of June 30, 2018 was $1,284,604.

(c)	Rate shown represents annualized 7-day yield as of June 30, 2018.

(d)	Premier Class shares

SUMMARY OF INVESTMENTS BY COUNTRY

Country	Value	Percent of Net Assets
Belgium	$9,350,578	1.3%
China	20,878,198	3.0%
France	59,524,211	8.4%
Germany	36,025,997	5.1%
Hong Kong	21,881,282	3.1%
Ireland	27,592,810	3.9%
Japan	65,927,707	9.3%
Netherlands	15,040,520	2.0%
South Korea	3,267,178	0.5%
Spain	12,074,624	1.7%
Switzerland	23,693,255	3.4%
Taiwan	14,328,333	2.0%
United Kingdon	76,782,769	10.9%
United States	308,907,161	43.8%
Money Market	8,912,294	1.3%
Other assets and liabilities (net)	2,458,988	0.3%
Total	$706,645,905	100.0%

SEE NOTES TO FINANCIAL STATEMENTS	72

June 30, 2018

Schedule of Investments (Unaudited), continued

Pax Ellevate Global Women’s Leadership Fund

Percent of Net Assets Name of Issuer and Title of Issue	Shares/ Principal	Value
COMMON STOCKS: 98.7%

Consumer Discretionary: 14.8%
Accor SA	2,118	$103,731
Aristocrat Leisure, Ltd.	6,124	139,856
Barratt Developments PLC	11,423	77,436
Bayerische Motoren Werke AG	3,736	337,706
Best Buy Co., Inc.	3,831	285,716
Burberry Group PLC	4,815	136,845
Dollar General Corp.	3,098	305,463
Gap Inc., The	2,706	87,647
H&R Block, Inc.	2,400	54,672
Hasbro, Inc.	1,343	123,972
Hennes & Mauritz AB, Class B	26,316	391,715
Hermes International	358	218,686
Hilton Worldwide Holdings, Inc.	3,300	261,228
Home Depot, Inc., The	13,266	2,588,197
Husqvarna AB, Class B	4,703	44,491
InterContinental Hotels Group PLC	2,037	126,630
Interpublic Group of Cos., Inc., The	4,453	104,378
Kering SA	6,209	3,497,527
Kingfisher PLC	24,983	97,699
Kohl's Corp.	1,963	143,103
lululemon athletica, Inc. (a)	1,191	148,696
Macy's, Inc.	63,500	2,376,805
Marks & Spencer Group PLC	18,332	71,210
Marriott International, Inc., Class A	16,604	2,102,066
Merlin Entertainments PLC	8,053	41,060
Michael Kors Holdings, Ltd. (a)	67,750	4,512,150
Michelin	1,933	233,851
Next PLC	1,651	131,418
Nokian Renkaat OYJ	1,316	51,821
Nordstrom, Inc.	1,453	75,236
Omnicom Group, Inc. (b)	2,655	202,497
Publicis Groupe SA	2,339	160,508
PVH Corp.	900	134,748
Renault SA	2,169	183,761
Schibsted ASA, Class B	1,106	31,201
Singapore Press Holdings, Ltd.	18,100	34,492
Sodexo SA	4,774	476,560
Starbucks Corp.	16,100	786,485
Tabcorp Holdings, Ltd.	21,545	71,025
Tapestry, Inc.	3,231	150,920
Target Corp.	59,500	4,529,139
Taylor Wimpey PLC	36,916	86,901
Telenet Group Holding NV (a)	596	27,748
Tiffany & Co.	1,494	196,610
TJX Cos., Inc., The	7,187	684,059
TUI AG	4,971	108,726
Ulta Beauty, Inc. (a)	14,620	3,413,185
Vail Resorts, Inc.	500	137,095
Valeo SA	2,704	147,432
Viacom, Inc., Class B	45,569	1,374,361
Walt Disney Co., The	17,102	1,792,461
Whitbread PLC	2,070	107,904
		33,708,829
Consumer Staples: 12.4%
Brown-Forman Corp., Class B	2,950	144,580
Campbell Soup Co. (b)	2,070	83,918
Carrefour SA	6,556	105,754
Clorox Co., The (b)	1,551	209,773
Coca-Cola Amatil, Ltd.	6,127	41,674
Coca-Cola Co., The	45,735	2,005,937
Colgate-Palmolive Co.	9,432	611,288
Danone SA	6,811	497,288
Diageo PLC	28,153	1,011,422
Empire Co., Ltd., Class A	2,000	40,148
Essity AB	962	23,667
Estee Lauder Cos, Inc., The, Class A	29,367	4,190,377
General Mills, Inc.	22,709	1,005,100
George Weston, Ltd.	600	48,953
Heineken Holding NV	1,300	124,327
Heineken NV	2,925	293,051
Henkel AG & Co. KGaA	1,173	130,240
Hershey Co.,The	1,700	158,202
ICA Gruppen AB	908	27,779
Ingredion, Inc.	8,459	936,411
JM Smucker Co., The	1,360	146,173
Kellogg Co.	68,481	4,784,766
Kimberly-Clark Corp.	3,984	419,675
Kroger Co., The	9,956	283,248
Loblaw Cos, Ltd.	2,500	128,551
L'Oreal SA	2,843	700,875
Marine Harvest ASA	4,702	93,489
McCormick & Co., Inc. (b)	1,355	157,302
Metro, Inc.	2,774	94,299

73	SEE NOTES TO FINANCIAL STATEMENTS

June 30, 2018

Schedule of Investments (Unaudited), continued

Pax Ellevate Global Women’s Leadership Fund, continued

Percent of Net Assets Name of Issuer and Title of Issue	Shares/ Principal	Value
COMMON STOCKS, continued

Consumer Staples, continued
Mondelez International, Inc., Class A	16,959	$695,319
Orkla ASA	9,197	80,464
PepsiCo, Inc.	16,086	1,751,283
Procter & Gamble Co., The	50,072	3,908,620
Remy Cointreau SA	256	33,143
Saputo, Inc.	2,417	80,251
Tesco PLC	110,399	373,545
Tyson Foods, Inc.	3,400	234,090
Unilever NV	18,380	1,024,077
Unilever PLC	13,901	767,898
Walgreens Boots Alliance, Inc.	9,500	570,143
Woolworths Group, Ltd.	14,721	332,455
		28,349,555
Energy: 2.6%
Caltex Australia, Ltd.	2,943	70,825
Cameco Corp.	4,531	50,974
ConocoPhillips	13,497	939,661
Encana Corp.	11,043	144,227
Equinor ASA	13,055	345,207
Imperial Oil, Ltd.	3,312	110,093
Lundin Petroleum AB	2,113	67,067
Neste OYJ	1,447	113,212
Occidental Petroleum Corp.	8,700	728,016
Phillips 66	4,977	558,967
PrairieSky Royalty, Ltd.	2,411	47,591
Snam SpA	25,673	106,990
TOTAL SA	27,349	1,660,788
TransCanada Corp.	9,903	428,466
Valero Energy Corp.	5,000	554,150
		5,926,234
Financials: 20.7%
Admiral Group PLC	2,269	57,025
Aegon NV	20,556	122,732
Allianz SE	5,034	1,037,279
Allstate Corp., The	4,141	377,949
Ally Financial, Inc.	5,067	133,110
Ameriprise Financial, Inc.	1,700	237,796
AMP, Ltd.	220,459	579,852
Aon PLC	2,840	389,563
Assicurazioni Generali SpA	14,098	235,690
ASX, Ltd.	2,185	104,154
Australia & New Zealand Banking Group, Ltd	33,142	693,648
AXA SA	21,902	535,149
Banco Santander SA	182,059	973,008
Bank Leumi Le-Israel BM	16,330	96,626
Bank of America Corp.	111,840	3,152,769
Bank of Montreal	7,339	567,291
Bank of Nova Scotia, The	13,626	771,551
Bank of Queensland, Ltd.	4,430	33,355
Bankinter SA	7,607	73,811
Bendigo & Adelaide Bank, Ltd.	5,440	43,581
BNP Paribas SA	12,678	784,222
CaixaBank SA	40,492	174,289
Canadian Imperial Bank of Commerce	4,932	429,029
CIT Group, Inc.	1,643	82,824
Citizens Financial Group, Inc.	5,600	217,840
CNP Assurances	45,674	1,037,691
Commonwealth Bank of Australia	36,174	1,950,957
DBS Group Holdings, Ltd.	20,322	395,202
Deutsche Bank AG	23,319	249,478
Deutsche Boerse AG	2,178	289,574
Discover Financial Services	4,117	289,878
DNB ASA	47,584	926,606
East West Bancorp, Inc.	1,700	110,840
Eurazeo SA	514	38,906
EXOR NV	1,224	81,907
First Republic Bank	1,786	172,867
Gjensidige Forsikring ASA	30,989	507,336
Groupe Bruxelles Lambert SA	911	95,837
Hang Seng Bank, Ltd.	8,700	217,242
Hartford Financial Services Group	12,281	627,928
Industrial Alliance Ins & Fin Svc, Inc.	1,213	46,826
Industrivarden AB, Class C	1,885	36,362
Insurance Australia Group, Ltd.	26,712	168,518
Intact Financial Corp.	18,234	1,293,364
Investor AB, Class B	12,869	521,280
KeyCorp.	196,384	3,837,343
Legal & General Group PLC	67,225	235,142
Macquarie Group, Ltd.	8,337	759,803
Manulife Financial Corp.	22,519	404,593
Medibank Pvt, Ltd.	31,073	67,094
MetLife, Inc.	10,147	442,409

SEE NOTES TO FINANCIAL STATEMENTS	74

June 30, 2018

Schedule of Investments (Unaudited), continued

Pax Ellevate Global Women’s Leadership Fund, continued

Percent of Net Assets Name of Issuer and Title of Issue	Shares/ Principal	Value
COMMON STOCKS, continued

Financials, continued
Mizrahi Tefahot Bank, Ltd.	1,575	$28,976
Moody's Corp.	2,015	343,678
MSCI, Inc.	1,066	176,348
Muenchener Rueckversicherungs AG	1,750	367,925
National Australia Bank, Ltd.	30,300	615,230
National Bank of Canada	8,216	394,473
Nordea Bank AB	34,271	328,748
Old Mutual, Ltd. (a)	55,652	110,022
PNC Financial Services Group, Inc.	5,400	729,540
Poste Italiane SpA	5,895	49,203
Principal Financial Group, Inc.	81,772	4,329,826
Progressive Corp., The	6,600	390,390
Quilter PLC (a)	18,551	35,480
Reinsurance Group of America, Inc.	800	106,784
Royal Bank of Canada	20,503	1,543,827
Royal Bank of Scotland Group PLC (a)	40,490	136,311
S&P Global, Inc.	2,900	591,281
Sampo OYJ, Class A	5,044	245,646
Skandinaviska Enskilda Banken AB, Class A	17,139	162,210
Societe Generale SA	8,658	363,895
Standard Chartered PLC	37,188	337,794
Sun Life Financial, Inc.	6,950	279,290
Suncorp Group, Ltd.	14,623	157,702
Svenska Handelsbanken AB, Class A	17,231	190,841
Swedbank AB, Class A	187,349	3,991,702
Synchrony Financial	8,900	297,082
Toronto-Dominion Bank, The	20,901	1,209,719
Travelers Cos., Inc., The	3,096	378,765
U.S. Bancorp	18,725	936,625
UBS Group AG (a)	41,294	633,052
Unum Group	2,600	96,174
Voya Financial, Inc.	2,086	98,042
Wendel SA	314	43,204
Willis Towers Watson PLC	1,435	217,546
Zurich Insurance Group AG	1,708	505,107
		47,131,564
Health Care: 8.0%
Abbott Laboratories	19,724	1,202,967
Aetna, Inc.	3,771	691,979
Alkermes PLC (a)(b)	1,741	71,660
AmerisourceBergen Corp.	1,912	163,036
AstraZeneca PLC	14,284	987,984
Becton Dickinson & Co.	3,026	724,909
Biogen, Inc. (a)	2,428	704,703
Cardinal Health, Inc.	3,552	173,444
CSL, Ltd.	5,103	726,376
CVS Health Corp.	11,467	737,901
DaVita, Inc. (a)	1,700	118,048
Eli Lilly & Co.	11,195	955,269
Essilor International SA	2,344	330,495
Genmab A/S (a)	656	100,937
GlaxoSmithKline PLC	55,496	1,118,851
Healthscope, Ltd.	19,611	31,999
Hologic, Inc. (a)	3,114	123,782
IDEXX Laboratories, Inc. (a)	985	214,671
Ipsen SA	146	22,836
Johnson & Johnson	30,343	3,681,819
Koninklijke Philips NV	10,616	449,778
McKesson Corp.	2,362	315,091
Medtronic PLC	15,332	1,312,572
Orion OYJ, Class B	1,175	31,602
Quest Diagnostics, Inc.	1,600	175,904
Recordati SpA	588	23,300
Ryman Healthcare, Ltd.	4,513	36,556
Sanofi	12,827	1,029,489
Shire PLC	10,252	577,586
Stryker Corp.	3,900	658,554
UCB SA	1,427	111,863
United Therapeutics Corp. (a)	500	56,575
Varian Medical Systems, Inc. (a)	1,084	123,272
Vertex Pharmaceuticals, Inc. (a)	2,866	487,105
		18,272,913
Industrials: 6.2%
Aeroports de Paris	335	75,673
Alfa Laval AB	3,313	78,213
Alstom SA	1,752	80,379
Ashtead Group PLC	5,633	167,747
Atlantia SpA	5,125	151,096
Atlas Copco AB-A SHS (b)	7,578	219,463
Atlas Copco AB-B SHS	4,403	114,706

75	SEE NOTES TO FINANCIAL STATEMENTS

June 30, 2018

Schedule of Investments (Unaudited), continued

Pax Ellevate Global Women’s Leadership Fund, continued

Percent of Net Assets Name of Issuer and Title of Issue	Shares/ Principal	Value
COMMON STOCKS, continued

Industrials, continued
Auckland International Airport, Ltd.	10,813	$49,613
Aurizon Holdings, Ltd.	22,727	72,680
Bouygues SA	2,438	104,756
Brambles, Ltd.	17,951	117,853
Cie de Saint-Gobain	5,641	251,278
CSX Corp.	9,600	612,288
Cummins, Inc.	1,835	244,055
Deutsche Lufthansa AG	2,659	63,703
Deutsche Post AG	10,955	355,932
easyJet PLC	21,665	476,628
Edenred	2,524	79,725
Getlink SE	5,275	72,319
Intertek Group PLC	1,821	136,922
Kone OYJ, Class B	3,816	194,027
Legrand SA	15,992	1,171,367
ManpowerGroup, Inc.	840	72,290
MTR Corp., Ltd.	17,107	94,493
Randstad NV	1,344	78,886
Rexel SA	3,424	49,152
Royal Mail PLC	44,042	293,008
Sandvik AB	12,738	224,966
Schneider Electric SE	6,396	531,934
Securitas AB, Class B	3,533	57,934
SEEK, Ltd.	3,759	60,577
Siemens AG	8,632	1,137,315
Siemens Gamesa Renewable Energy SA	1,554	20,773
Skanska AB, Class B	3,838	69,471
Societe BIC SA	322	29,857
Southwest Airlines Co.	1,730	88,022
Stanley Black & Decker, Inc.	1,800	239,058
Sydney Airport	12,448	65,899
Transurban Group	25,067	221,976
United Parcel Service, Inc., Class B	7,783	826,788
Vestas Wind Systems A/S	2,432	150,143
Volvo AB, Class B	17,638	280,323
Weir Group PLC, The	2,719	71,407
Wolters Kluwer NV	81,067	4,554,079
		14,108,774
Information Technology: 21.3%
Accenture PLC, Class A	7,030	1,150,038
Alphabet, Inc., Class A (a)	3,427	3,869,734
Alphabet, Inc., Class C (a)	3,635	4,055,389
Arista Networks, Inc. (a)	600	154,494
ASML Holding NV	4,382	867,131
Auto Trader Group PLC	10,848	60,796
Autodesk, Inc. (a)	2,308	302,556
Capgemini SE	1,814	243,094
CDW Corp.	1,775	143,402
Cisco Systems, Inc.	92,825	3,994,260
Dassault Systemes SA	1,463	204,737
Ericsson, Class B	183,953	1,417,210
Facebook, Inc., Class A (a)	26,907	5,228,568
Hewlett Packard Enterprise Co.	18,000	262,980
Hexagon AB, Class B	2,917	162,089
HP, Inc.	18,929	429,499
IBM	9,942	1,388,897
Ingenico Group SA	681	61,061
Intuit, Inc.	21,570	4,406,859
Leidos Holdings, Inc.	1,700	100,300
MasterCard, Inc., Class A	10,603	2,083,702
Micro Focus International PLC	1,300	22,557
Microsoft Corp.	82,689	8,153,962
Oracle Corp.	35,400	1,559,724
REA Group, Ltd.	595	39,931
salesforce.com, Inc. (a)	7,800	1,063,920
Symantec Corp.	7,016	144,880
Texas Instruments, Inc.	35,275	3,889,069
Twitter, Inc. (a)	7,200	314,424
Visa, Inc., Class A	20,538	2,720,258
Xerox Corp.	2,507	60,168
		48,555,689
Materials: 1.7%
Air Liquide SA	4,832	605,667
Akzo Nobel NV	2,843	242,486
Avery Dennison Corp.	1,092	111,493
BlueScope Steel, Ltd.	1,733	22,118
Boliden AB	3,086	99,596
Boral, Ltd.	13,227	63,814
EMS-Chemie Holding AG	93	59,502
Evonik Industries AG	1,841	62,987
Fortescue Metals Group, Ltd.	17,566	57,036
Frutarom Industries, Ltd.	437	42,979
Goldcorp, Inc.	9,862	135,404
International Flavors & Fragrances, Inc.	931	115,407
Kinross Gold Corp. (a)	14,100	53,090

SEE NOTES TO FINANCIAL STATEMENTS	76

June 30, 2018

Schedule of Investments (Unaudited), continued

Pax Ellevate Global Women’s Leadership Fund, continued

Percent of Net Assets Name of Issuer and Title of Issue	Shares/ Principal	Value
COMMON STOCKS, continued

Materials, continued
Koninklijke DSM NV	2,047	$204,780
Martin Marietta Materials, Inc. (b)	800	178,664
Methanex Corp.	989	69,933
Newmont Mining Corp.	18,149	684,399
Norsk Hydro ASA	83,676	499,483
Solvay SA	837	105,411
Stora Enso OYJ, Class R	6,217	121,119
UPM-Kymmene OYJ	6,022	214,414
Yara International ASA	2,004	82,910
		3,832,692
Real Estate: 2.3%
Azrieli Group, Ltd.	479	23,809
British Land Co. PLC, The, REIT	10,764	95,229
CapitaLand Commercial Trust,REIT	28,500	34,705
CK Asset Holdings, Ltd.	29,500	233,531
Covivio, REIT	380	39,483
Dexus, REIT	11,479	82,508
Duke Realty Corp., REIT	4,022	116,759
Federal Realty Investment Trust, REIT	894	113,136
First Capital Realty, Inc.	1,800	28,287
Gecina SA, REIT	552	92,216
GGP, Inc., REIT	6,500	132,795
GPT Group, The, REIT	20,327	76,054
Host Hotels & Resorts, Inc., REIT	8,435	177,725
ICADE, REIT	21,321	1,997,103
Iron Mountain, Inc., REIT	3,100	108,531
Jones Lang LaSalle, Inc.	535	88,805
Klepierre SA, REIT	2,483	93,294
Land Securities Group PLC, REIT	8,365	105,385
Link, REIT	25,000	227,985
Mirvac Group, REIT	225,518	361,958
Realty Income Corp., REIT (b)	3,205	172,397
Scentre Group, REIT	60,073	195,180
Suntec Real Estate Investment Trust, REIT	28,500	36,137
UDR, Inc., REIT	3,113	116,862
Unibail-Rodamco - Westfield	113	24,881
Vicinity Centres, REIT	37,129	71,207
Weyerhaeuser Co., REIT	8,539	311,332
		5,157,294
Telecommunication Services: 2.9%
Deutsche Telekom AG (a)	37,606	581,178
Elisa OYJ	1,605	74,147
Iliad SA	299	47,178
Orange SA	22,510	375,740
Proximus SADP	1,717	38,619
Singapore Telecommunications, Ltd.	885,800	1,999,955
Spark New Zealand, Ltd.	20,703	52,249
TDC A/S (a)	8,229	64,814
Tele2 AB, Class B	58,654	686,979
Telefonica Deutschland Holding AG	8,390	33,006
Telenor ASA	8,472	173,511
Telia Co AB	367,989	1,677,252
Telstra Corp., Ltd.	46,966	90,839
Vodafone Group PLC	300,951	728,991
Zayo Group Holdings, Inc. (a)	2,100	76,608
		6,701,066
UTILITIES: 5.8%
AGL Energy, Ltd.	7,400	123,127
Alliant Energy Corp.	2,646	111,979
American Electric Power Co., Inc.	5,647	391,055
American Water Works Co., Inc.	55,096	4,704,096
Atco, Ltd., Class I	900	27,781
AusNet Services	20,367	24,190
Canadian Utilities, Ltd., Class A	151,776	3,832,931
CMS Energy Corp.	3,200	151,296
Consolidated Edison, Inc.	3,499	272,852
Dominion Energy, Inc.	7,348	500,987
Edison International	3,735	236,313
Emera, Inc.	815	26,533
Engie SA	20,608	315,230
Entergy Corp.	2,100	169,659
Fortis, Inc./Canada	4,781	152,815
Fortum OYJ	5,012	119,381
Hydro One, Ltd.	3,384	51,584
Innogy SE	1,568	66,991
Meridian Energy, Ltd.	14,459	30,541
National Grid PLC	38,197	422,118

77	SEE NOTES TO FINANCIAL STATEMENTS

June 30, 2018

Schedule of Investments (Unaudited), continued

Pax Ellevate Global Women’s Leadership Fund, continued

Percent of Net Assets Name of Issuer and Title of Issue	Shares/ Principal	Value
COMMON STOCKS, continued

UTILITIES, continued
Orsted A/S	2,135	$128,999
Red Electrica Corp. SA	4,884	99,223
Sempra Energy	7,403	859,562
Severn Trent PLC	2,667	69,539
Suez	4,153	53,723
United Utilities Group PLC	7,694	77,350
WEC Energy Group, Inc. (b)	3,600	232,740
		13,252,595
TOTAL COMMON STOCKS
(Cost $200,382,257)		224,997,205

PREFERRED STOCKS: 0.1%
Consumer Discretionary: 0.0% (c)
Bayerische Motoren Werke AG	622	49,479

Consumer Staples: 0.1%
Henkel AG & Co. KGaA	2,011	256,601

TOTAL PREFERRED STOCKS
(Cost $298,484)		306,080

EXCHANGE-TRADED FUNDS: 1.0%
iShares Core MSCI EAFE ETF	14,392	912,021
iShares Core S&P 500 ETF	5,184	1,415,491

TOTAL EXCHANGE-TRADED FUNDS
(Cost $2,287,333)		2,327,512

MONEY MARKET: 0.0% (c)
State Street Institutional U.S. Government Money Market Fund, 1.820% (d)(e)	53,709	53,709
(Cost $53,709)

TOTAL INVESTMENTS: 99.8%
(Cost $203,021,783)		227,684,506

OTHER ASSETS AND LIABILITIES — (NET): 0.2%		431,055

NET ASSETS: 100.0%		$228,115,561

(a)	Non-income producing security.

(b)	Security or partial position of this security was on loan as of June 30, 2018. The total market value of securities on loan as of June 30, 2018 was $1,135,387.

(c)	Rounds to less than 0.05%.

(d)	Rate shown represents annualized 7-day yield as of June 30, 2018.

(e)	Premier Class shares

REIT - Real Estate Investment Trust

SUMMARY OF INVESTMENTS BY COUNTRY

Country	Value	Percent of Net Assets
Australia	$8,335,049	3.7%
Belgium	379,478	0.2%
Canada	12,491,874	5.5%
Denmark	444,893	0.2%
Finland	1,165,369	0.5%
France	18,805,638	8.2%
Germany	5,128,121	2.2%
Hong Kong	773,251	0.3%
Ireland	2,680,156	1.2%
Israel	192,390	0.1%
Italy	566,279	0.2%
Netherlands	8,043,234	3.5%
New Zealand	168,959	0.1%
Norway	2,740,207	1.2%
Singapore	2,500,492	1.1%
South Africa	110,022	0.0%
Spain	1,341,104	0.6%
Sweden	10,874,062	4.8%
Switzerland	1,197,660	0.5%
United Kingdom	9,633,379	4.2%
United States	140,059,180	61.5%
Money Market	53,709	0.0%*
Other assets and liabilities (net)	431,055	0.2%
TOTAL	$228,115,561	100.0%

*	Rounds to less than 0.05%.

SEE NOTES TO FINANCIAL STATEMENTS	78

June 30, 2018

Schedule of Investments (Unaudited), continued

Pax MSCI EAFE ESG Leaders Index Fund

Percent of Net Assets Name of Issuer and Title of Issue	Shares/ Principal	Value
COMMON STOCKS: 97.7%

Australia: 9.9%
AGL Energy, Ltd.	79,361	$1,320,469
Amcor, Ltd.	146,273	1,558,492
AMP, Ltd.	295,033	775,996
APA Group	118,504	863,351
Aurizon Holdings, Ltd.	209,725	670,688
Australia & New Zealand Banking Group, Ltd	307,592	6,437,767
Bendigo & Adelaide Bank, Ltd.	40,352	323,266
BlueScope Steel, Ltd.	52,561	670,814
Brambles, Ltd.	133,573	876,942
Caltex Australia, Ltd.	35,117	845,117
Coca-Cola Amatil, Ltd.	90,801	617,596
Commonwealth Bank of Australia	175,019	9,439,224
CSL, Ltd.	27,628	3,932,653
Dexus, REIT	137,665	989,502
Goodman Group, REIT	183,000	1,304,576
GPT Group, The, REIT	351,695	1,315,877
Insurance Australia Group, Ltd.	260,376	1,642,634
LendLease Group	44,210	647,305
Macquarie Group, Ltd.	27,648	2,519,734
Mirvac Group, REIT	418,144	671,125
National Australia Bank, Ltd.	280,774	5,701,006
Newcrest Mining, Ltd.	61,223	994,086
Origin Energy, Ltd. (a)	55,710	413,209
South32 Ltd	355,735	949,928
Stockland, REIT	332,900	978,126
Sydney Airport	200,039	1,058,995
Telstra Corp., Ltd.	328,455	635,278
Transurban Group	258,174	2,286,210
Wesfarmers, Ltd.	102,317	3,733,166
Westpac Banking Corp.	350,584	7,613,621
Woodside Petroleum, Ltd.	63,938	1,675,590
		63,462,343
Austria: 0.2%
OMV AG	13,397	757,704
Voestalpine AG	7,147	328,641
		1,086,345
Belgium: 0.6%
Colruyt SA	9,728	555,181
KBC Group NV	17,956	1,379,022
Solvay SA	5,128	645,813
UCB SA	5,579	437,339
Umicore SA	12,296	701,947
		3,719,302
Denmark: 2.4%
Chr. Hansen Holding A/S	7,142	657,499
Coloplast A/S, Class B	4,568	456,080
Genmab A/S (a)	5,994	922,285
H Lundbeck A/S	3,454	242,079
ISS A/S	23,406	801,701
Novo Nordisk A/S, Class B	186,338	8,607,056
Novozymes A/S, Class B	17,888	904,743
Orsted A/S	9,937	600,404
Pandora A/S	10,873	757,820
Vestas Wind Systems A/S	21,901	1,352,087
William Demant Holding A/S (a)	8,978	360,306
		15,662,060
Finland: 0.8%
Neste OYJ	7,222	565,041
Nokia OYJ	488,978	2,804,717
Nokian Renkaat OYJ	16,878	664,621
Wartsila OYJ Abp	71,691	1,403,476
		5,437,855
France: 10.3%
Accor SA	23,311	1,141,677
Air Liquide SA	43,673	5,474,201
AXA SA	159,291	3,892,081
Capgemini SE	15,268	2,046,062
Carrefour SA	38,957	628,413
Cie de Saint-Gobain	53,939	2,402,709
CNP Assurances	1,717	39,009
Credit Agricole SA	53,252	706,788
Danone SA	50,990	3,722,906
Essilor International SA	24,124	3,401,391
Gecina SA, REIT	6,896	1,152,034
Getlink SE	59,585	816,902
Ingenico Group SA	4,541	407,165
Ipsen SA	3,223	504,106
Kering SA	6,462	3,640,041
L'Oreal SA	16,724	4,122,911
Michelin	15,967	1,931,656
Natixis SA	58,580	414,486
Orange SA	288,468	4,815,147
Renault SA	20,410	1,729,164
Rexel SA	41,882	601,221
Schneider Electric SE	45,776	3,807,041
Societe BIC SA	3,046	282,435
TOTAL SA	227,946	13,842,188
Unibail-Rodamco-Westfield	9,851	2,169,079

79	SEE NOTES TO FINANCIAL STATEMENTS

June 30, 2018

Schedule of Investments (Unaudited), continued

Pax MSCI EAFE ESG Leaders Index Fund, continued

Percent of Net Assets Name of Issuer and Title of Issue	Shares/ Principal	Value
COMMON STOCK, continued

France, continued
Vivendi SA	103,514	$2,532,253
		66,223,066
Germany: 9.8%
adidas AG	15,629	3,402,709
Allianz SE	38,760	7,986,676
BASF SE	91,824	8,766,305
Bayerische Motoren Werke AG	32,312	2,920,760
Beiersdorf AG	7,057	799,897
Deutsche Boerse AG	13,766	1,830,245
Deutsche Post AG	73,716	2,395,058
Deutsche Wohnen SE (a)	16,573	800,375
E.ON SE	180,945	1,927,878
Evonik Industries AG	12,137	415,252
Fraport AG Frankfurt Airport Svc Worldwide	6,432	618,787
HeidelbergCement AG	17,128	1,438,177
Henkel AG & Co. KGaA	9,128	1,013,499
Merck KGaA	19,211	1,870,140
METRO AG	25,626	315,811
Muenchener Rueckversicherungs AG	13,341	2,804,849
OSRAM Licht AG	11,274	459,132
ProSiebenSat.1 Media SE	26,096	660,359
RWE AG	34,352	780,633
SAP SE	100,698	11,622,330
Siemens AG	62,813	8,275,978
Symrise AG	19,203	1,679,770
		62,784,620
Hong Kong: 2.2%
BOC Hong Kong Holdings, Ltd.	357,057	1,678,145
CLP Holdings, Ltd.	194,000	2,089,648
Hang Seng Bank, Ltd.	61,800	1,543,167
Hong Kong & China Gas Co., Ltd.	797,702	1,524,834
Hong Kong Exchanges and Clearing, Ltd.	109,051	3,263,628
Hysan Development Co, Ltd.	97,000	541,405
Li & Fung, Ltd.	812,000	297,421
MTR Corp., Ltd.	86,526	477,939
Shangri-La Asia, Ltd.	70,000	131,139
Swire Pacific, Ltd., Class A	99,000	1,046,414
Swire Properties, Ltd.	189,200	697,763
Techtronic Industries Co, Ltd.	106,000	588,712
Wharf Real Estate Investment Co, Ltd.	24,000	170,418
		14,050,633
Ireland: 0.7%
CRH PLC	69,483	2,444,017
Kerry Group PLC, Class A	22,036	2,305,734
		4,749,751
Israel: 0.3%
Bank Hapoalim BM	218,984	1,484,543
Bank Leumi Le-Israel BM	23,619	139,756
		1,624,299
Italy: 1.1%
Assicurazioni Generali SpA	106,342	1,777,822
CNH Industrial NV	92,539	977,534
Intesa Sanpaolo SpA	1,052,735	3,045,845
Snam SpA	304,084	1,267,241
		7,068,442
Japan: 23.0%
Aeon Co., Ltd.	59,600	1,274,977
AEON Financial Service Co., Ltd.	12,200	260,031
Aisin Seiki Co., Ltd.	17,100	778,607
Ajinomoto Co., Inc.	47,000	889,666
ANA Holdings, Inc.	7,000	256,849
Asahi Glass Co., Ltd.	24,600	956,841
Asahi Kasei Corp.	110,000	1,394,959
Asics Corp.	15,900	268,409
Astellas Pharma, Inc.	157,400	2,395,404
Benesse Holdings, Inc.	10,200	361,715
Bridgestone Corp.	5,100	199,220
Casio Computer Co., Ltd.	16,400	266,353
Central Japan Railway Co.	11,300	2,339,431
Chugai Pharmaceutical Co., Ltd.	22,600	1,183,348
CyberAgent, Inc.	6,000	359,840
Dai Nippon Printing Co., Ltd.	44,000	983,252
Daifuku Co, Ltd.	8,000	349,533
Daikin Industries, Ltd.	44,200	5,282,477
Daiwa House Industry Co., Ltd.	57,400	1,952,853
Denso Corp.	52,900	2,581,215
Dentsu, Inc.	18,000	852,082
East Japan Railway Co.	36,800	3,524,166
Eisai Co., Ltd.	32,500	2,287,675
Fast Retailing Co., Ltd.	4,200	1,925,008

SEE NOTES TO FINANCIAL STATEMENTS	80

June 30, 2018

Schedule of Investments (Unaudited), continued

Pax MSCI EAFE ESG Leaders Index Fund, continued

Percent of Net Assets Name of Issuer and Title of Issue	Shares/ Principal	Value
COMMON STOCK, continued

Japan, continued
Fujitsu, Ltd.	165,000	$998,500
Hitachi Chemical Co., Ltd.	16,400	330,158
Hitachi Construction Machinery Co., Ltd.	17,700	573,834
Hitachi High-Technologies Corp.	3,400	138,313
Hitachi Metals, Ltd.	29,200	302,768
Honda Motor Co., Ltd.	230,100	6,746,759
Hulic Co., Ltd.	5,200	55,500
Inpex Corp.	63,400	658,465
Kajima Corp.	113,000	873,112
Kansai Paint Co., Ltd.	35,100	728,412
Kao Corp.	90,800	6,920,919
KDDI Corp.	145,100	3,967,744
Keio Corp.	8,200	396,226
Keyence Corp.	8,800	4,963,325
Kikkoman Corp.	18,000	908,795
Kobe Steel, Ltd.	26,400	241,257
Komatsu, Ltd.	81,500	2,320,188
Konica Minolta, Inc.	54,800	508,233
Kubota Corp.	88,000	1,381,154
Kuraray Co., Ltd.	58,000	797,698
Kyocera Corp.	33,900	1,906,465
Lawson, Inc.	5,200	324,750
Marui Group Co., Ltd.	16,500	347,079
Mazda Motor Corp.	40,300	494,344
Mitsubishi Estate Co., Ltd.	162,000	2,828,018
Mitsubishi Materials Corp.	11,400	312,760
Mitsubishi UFJ Lease & Finance Co., Ltd.	54,900	336,557
Mitsui Fudosan Co., Ltd.	88,000	2,119,768
Mitsui OSK Lines, Ltd.	12,700	305,413
Mizuho Financial Group, Inc.	2,150,200	3,621,980
Murata Manufacturing Co., Ltd.	15,500	2,602,083
Nagoya Railroad Co., Ltd.	3,000	77,384
NEC Corp.	22,300	611,105
NGK Insulators, Ltd.	32,000	568,578
NGK Spark Plug Co., Ltd.	16,100	457,703
Nikon Corp.	31,700	503,790
Nintendo Co., Ltd.	9,200	3,003,148
Nippon Express Co., Ltd.	2,000	144,925
Nitori Holdings Co, Ltd.	4,700	731,218
Nitto Denko Corp.	13,400	1,011,665
Nomura Real Estate Holdings, Inc.	2,400	53,138
Nomura Research Institute, Ltd.	7,100	343,507
NSK, Ltd.	40,900	420,977
NTT DOCOMO, Inc.	100,700	2,566,072
Obayashi Corp.	98,500	1,022,766
Odakyu Electric Railway Co., Ltd.	14,400	308,821
Omron Corp.	18,700	871,118
Oriental Land Co., Ltd./Japan	17,600	1,845,301
Osaka Gas Co., Ltd.	12,000	248,471
Otsuka Corp.	1,200	46,977
Panasonic Corp.	196,900	2,655,083
Rakuten, Inc.	18,500	124,869
Recruit Holdings Co, Ltd.	92,700	2,560,249
Resona Holdings, Inc.	222,500	1,185,875
Secom Co., Ltd.	20,300	1,556,682
Sekisui House, Ltd.	88,700	1,567,717
Seven & i Holdings Co., Ltd.	70,300	3,066,181
Shimadzu Corp.	32,000	965,471
Shimizu Corp.	64,000	662,403
Shin-Etsu Chemical Co., Ltd.	30,700	2,728,260
Shiseido Co., Ltd.	34,100	2,706,038
Sohgo Security Services Co., Ltd.	3,300	155,257
Sompo Holdings, Inc.	29,500	1,190,325
Sony Corp.	136,200	6,975,395
Stanley Electric Co., Ltd.	11,800	401,791
Sumitomo Chemical Co., Ltd.	86,000	486,384
Sumitomo Electric Industries, Ltd.	58,200	865,587
Sumitomo Metal Mining Co., Ltd.	29,000	1,106,835
Sumitomo Mitsui Trust Holdings Inc	21,200	836,416
Suntory Beverage & Food, Ltd.	3,100	132,533
Sysmex Corp.	14,700	1,369,667
T&D Holdings, Inc.	61,500	922,381
Taisei Corp.	15,000	826,041
Takeda Pharmaceutical Co., Ltd.	62,500	2,629,254
TDK Corp.	13,100	1,333,879
Teijin, Ltd.	16,100	294,915

81	SEE NOTES TO FINANCIAL STATEMENTS

June 30, 2018

Schedule of Investments (Unaudited), continued

Pax MSCI EAFE ESG Leaders Index Fund, continued

Percent of Net Assets Name of Issuer and Title of Issue	Shares/ Principal	Value
COMMON STOCK, continued

Japan, continued
Tobu Railway Co., Ltd.	3,000	$91,686
Toho Gas Co., Ltd.	11,400	394,918
Tokyo Electron, Ltd.	13,700	2,351,650
Tokyo Gas Co., Ltd.	36,200	961,192
Tokyu Corp.	91,000	1,565,942
Toray Industries, Inc.	136,000	1,073,428
TOTO, Ltd.	19,700	911,828
Unicharm Corp.	27,600	829,773
West Japan Railway Co.	4,100	301,860
Yakult Honsha Co., Ltd.	9,000	601,749
Yamada Denki Co., Ltd.	125,400	622,920
Yamaha Corp.	18,600	965,297
Yamaha Motor Co., Ltd.	21,600	542,240
Yaskawa Electric Corp.	28,900	1,017,716
Yokogawa Electric Corp.	12,400	220,188
		148,529,027
Luxembourg: 0.3%
Millicom International Cellular SA	2,971	174,612
SES SA	34,186	624,910
Tenaris SA	64,728	1,181,287
		1,980,809
Netherlands: 5.9%
Aegon NV	175,123	1,045,592
Akzo Nobel NV	21,960	1,873,018
ASML Holding NV	35,827	7,089,617
EXOR NV	8,321	556,819
ING Groep NV	371,027	5,325,912
Koninklijke Ahold Delhaize NV	114,600	2,736,372
Koninklijke DSM NV	19,377	1,938,456
Koninklijke KPN NV	320,708	872,062
Koninklijke Philips NV	106,368	4,506,594
NN Group NV	41,970	1,702,152
QIAGEN NV (a)	10,132	367,277
RELX NV	70,825	1,505,657
Unilever NV	152,150	8,477,332
		37,996,860
New Zealand: 0.1%
Auckland International Airport, Ltd.	177,846	816,010

Norway: 0.9%
Aker BP ASA	16,200	595,887
Equinor ASA	82,654	2,185,583
Marine Harvest ASA	11,055	219,805
Norsk Hydro ASA	140,922	841,198
Schibsted ASA, Class B	12,085	340,928
Telenor ASA	67,610	1,384,686
		5,568,087
Portugal: 0.3%
EDP - Energias de Portugal SA	182,333	722,679
Galp Energia SGPS SA	60,311	1,147,335
		1,870,014
Singapore: 1.4%
Ascendas Real Estate Investment Trust, REIT	185,900	360,003
CapitaLand Mall Trust, REIT	399,700	486,723
CapitaLand, Ltd.	204,200	472,621
CapitaMall Trust, REIT	309,900	471,060
City Developments, Ltd.	102,600	821,817
DBS Group Holdings, Ltd.	175,483	3,412,621
Keppel Corp., Ltd.	175,700	919,119
Singapore Press Holdings, Ltd.	263,500	502,142
Singapore Telecommunications, Ltd.	778,300	1,757,243
		9,203,349
South Africa: 0.1%
Old Mutual, Ltd. (a)	362,357	716,366

Spain: 4.1%
Amadeus IT Group SA	42,532	3,344,393
Banco Bilbao Vizcaya Argentaria SA	561,062	3,956,926
Bankinter SA	30,469	295,641
CaixaBank SA	316,567	1,362,594
Enagas SA	17,069	497,839
Ferrovial SA	32,190	658,691
Gas Natural SDG SA	35,311	933,476
Grifols SA	25,477	763,617
Iberdrola SA	673,811	5,196,263
Industria de Diseno Textil SA	93,543	3,185,522
Red Electrica Corp. SA	38,016	772,333
Repsol SA	134,113	2,617,762
Telefonica SA	352,038	2,987,900
		26,572,957
Sweden: 3.8%
Assa Abloy AB, Class B	106,033	2,249,129
Atlas Copco AB, Class A (b)	65,628	1,900,621
Atlas Copco AB, Class B (b)	43,534	1,134,139
Boliden AB	30,706	990,989

SEE NOTES TO FINANCIAL STATEMENTS	82

June 30, 2018

Schedule of Investments (Unaudited), continued

Pax MSCI EAFE ESG Leaders Index Fund, continued

Percent of Net Assets Name of Issuer and Title of Issue	Shares/ Principal	Value
COMMON STOCK, continued

Sweden, continued
Ericsson, Class B	274,054	$2,111,366
Essity AB	28,100	691,304
Hennes & Mauritz AB, Class B	88,982	1,324,501
Husqvarna AB, Class B	63,136	597,275
Kinnevik AB, Class B	27,532	938,212
Nordea Bank AB	284,392	2,728,055
Sandvik AB	155,610	2,748,225
Skandinaviska Enskilda Banken AB, Class A	161,177	1,525,440
SKF AB, Class B	49,693	919,930
Svenska Handelsbanken AB, Class A	136,755	1,514,622
Swedbank AB, Class A	86,114	1,834,766
Telia Co AB	310,741	1,416,322
		24,624,896
Switzerland: 6.7%
ABB, Ltd.	222,405	4,851,523
Adecco Group AG	19,780	1,167,298
Chocoladefabriken Lindt & Spruengli AG	213	1,380,585
Clariant AG (a)	10,200	244,070
Givaudan SA	802	1,816,383
Kuehne & Nagel International AG	9,918	1,488,904
LafargeHolcim, Ltd. (a)	50,859	2,472,880
Lonza Group AG (a)	7,133	1,884,869
Roche Holding AG	58,512	12,981,354
SGS SA	622	1,652,774
Sika AG	13,620	1,881,868
Sonova Holding AG	4,656	832,882
STMicroelectronics NV	54,905	1,219,072
Straumann Holding AG	1,167	885,036
Swiss Re AG	25,239	2,203,588
Swisscom AG	1,720	767,694
Vifor Pharma AG	2,564	408,993
Zurich Insurance Group AG	16,066	4,751,195
		42,890,968
United Kingdom: 12.8%
3i Group PLC	126,892	1,502,291
Associated British Foods PLC	40,079	1,445,181
Aviva PLC	363,246	2,410,169
Barratt Developments PLC	95,639	648,329
Berkeley Group Holdings PLC	3,787	188,642
British Land Co. PLC, The, REIT	80,877	715,517
BT Group PLC	771,064	2,211,985
Burberry Group PLC	43,644	1,240,386
Compass Group PLC	151,900	3,237,843
ConvaTec Group PLC	71,121	198,552
Croda International PLC	28,718	1,814,321
Ferguson PLC	18,053	1,460,628
GlaxoSmithKline PLC	600,354	12,103,697
InterContinental Hotels Group PLC	48,037	2,986,230
Intertek Group PLC	22,344	1,680,058
Investec PLC	45,815	323,946
ITV PLC	409,912	937,157
J Sainsbury PLC	83,402	352,938
Johnson Matthey PLC	26,207	1,247,886
Kingfisher PLC	170,956	668,542
Legal & General Group PLC	468,074	1,637,247
London Stock Exchange Group PLC	29,415	1,731,646
Marks & Spencer Group PLC	138,220	536,911
Mondi PLC	38,167	1,029,672
National Grid PLC	262,198	2,897,568
Next PLC	15,861	1,262,516
NMC Health PLC (a)	6,400	301,234
Pearson PLC	83,249	969,493
Prudential PLC	234,662	5,349,431
Quilter PLC (a)	120,786	231,013
Reckitt Benckiser Group PLC	60,460	4,967,686
RELX PLC	82,364	1,758,880
Royal Mail PLC	100,071	665,765
RSA Insurance Group PLC	97,809	874,737
Schroders PLC	9,995	414,760
Segro PLC, REIT	62,401	549,557
Sky PLC	104,974	2,021,675
SSE PLC	68,230	1,217,943
Standard Chartered PLC	249,098	2,262,661
Standard Life Aberdeen PLC	210,664	902,098
Taylor Wimpey PLC	392,663	924,338
Tesco PLC	668,788	2,262,908
Travis Perkins PLC	2,056	38,527
Unilever PLC	114,588	6,329,893
Whitbread PLC	21,412	1,116,153
Wm Morrison Supermarkets PLC	327,454	1,086,165
WPP PLC	92,002	1,445,496
		82,160,271
TOTAL COMMON STOCKS
(Cost $579,838,251)		628,798,330

83	SEE NOTES TO FINANCIAL STATEMENTS

June 30, 2018

Schedule of Investments (Unaudited), continued

Pax MSCI EAFE ESG Leaders Index Fund, continued

Percent of Net Assets Name of Issuer and Title of Issue	Shares/ Principal	Value
PREFERRED STOCKS: 0.5%

Germany: 0.4%
Bayerische Motoren Werke AG	9,007	$716,488
Henkel AG & Co. KGaA	12,130	1,547,772
Sartorius AG	3,300	491,275
		2,755,535
Italy: 0.1%
Intesa Sanpaolo SpA	159,732	482,630

TOTAL PREFERRED STOCKS
(Cost $2,834,460)		3,238,165

EXCHANGE-TRADED FUNDS: 1.2%
iShares Core MSCI EAFE ETF	123,149	7,803,952
(Cost $7,842,038)

RIGHTS: 0.0% (c)

France: 0.0%
Repsol SA	134,113	76,132
(Cost $75,527)

TOTAL INVESTMENTS: 99.4%
(Cost $590,590,276)		639,916,579

OTHER ASSETS AND LIABILITIES — (NET): 0.6%		3,554,104

NET ASSETS: 100.0%		$643,470,683

(a)	Non-income producing security.

(b)	Security or partial position of this security was on loan as of June 30, 2018. The total market value of securities on loan as of June 30, 2018 was $95,410.

(c)	Rounds to less than 0.05%

REIT - Real Estate Investment Trust

SUMMARY OF INVESTMENTS BY SECTOR

Sector	Value	Percent of Net Assets
Consumer Discretionary	$79,313,350	12.3%
Consumer Staples	66,968,436	10.4%
Energy	28,250,248	4.4%
Financials	126,786,005	19.7%
Health Care	66,324,163	10.3%
Industrials	87,898,589	13.6%
Information Technology	52,526,400	8.2%
Materials	54,589,925	8.5%
Real Estate	23,370,574	3.6%
Telecommunication Services	23,556,745	3.7%
Utilities	22,452,060	3.5%
Exchange-Traded Funds	7,803,952	1.2%
Rights	76,132	0.0%*
Other assets and liabilities (net)	3,554,104	0.6%
Total	$643,470,683	100.0%

*	Rounds to less than 0.05%.

SEE NOTES TO FINANCIAL STATEMENTS	84

June 30, 2018

Schedule of Investments (Unaudited), continued

Pax Core Bond Fund

Percent of Net Assets Name of Issuer and Title of Issue	Shares/ Principal	Value
EXCHANGE-TRADED FUNDS: 0.6%

iShares Core U.S. Aggregate Bond ETF	$37,750	$4,013,580
(Cost $4,008,147)

BONDS: 97.3%
Community Investment Notes: 0.5%
Calvert Social Investment Foundation, Inc., 1.500%, 04/30/20	3,000,000	3,000,000
CINI Investment Note, 2.000%, 10/31/20 (a)(b)	276,251	276,251
Envest Microfinance Fund, LLC, Sr. Note, Series A, 4.000%, 09/15/20	100,000	96,679

TOTAL COMMUNITY INVESTMENT NOTES
(Cost $3,376,251)		3,372,930

CORPORATE BONDS: 31.0%
Consumer Discretionary: 3.1%
Amazon.com, Inc., 2.800%, 08/22/24	1,000,000	964,882
Amazon.com, Inc., 3.875%, 08/22/37	500,000	489,688
Dollar General Corp., 4.125%, 05/01/28	1,000,000	982,455
Home Depot, Inc., The, 2.800%, 09/14/27	2,000,000	1,859,734
Lennar Corp., 4.125%, 12/01/18 (c)	1,000,000	1,003,000
Marriott International, Inc., 3.250%, 09/15/22	2,000,000	1,971,539
MGM Resorts International, 4.625%, 09/01/26 (c)	1,000,000	930,000
New Red Finance, Inc., 144A, 4.250%, 05/15/24 (c)(d)	1,000,000	950,000
Nexstar Broadcasting, Inc., 144A, 6.125%, 02/15/22 (d)	1,000,000	1,027,500
QVC, Inc., 3.125%, 04/01/19	2,000,000	1,998,045
Ross Stores, Inc., 3.375%, 09/15/24	2,000,000	1,976,313
Sirius XM Radio, Inc., 144A, 4.625%, 05/15/23 (c)(d)	1,500,000	1,466,250
Time Warner Cable LLC, 6.750%, 07/01/18	1,000,000	1,000,000
TJX Cos, Inc., The, 2.250%, 09/15/26	1,000,000	892,730
Virgin Media Secured Finance PLC, 144A, 5.500%, 08/15/26 (d)	2,000,000	1,877,200
Walt Disney Co., The, 3.750%, 06/01/21	2,026,000	2,064,418
		21,453,754
Consumer Staples: 1.3%
Anheuser-Busch InBev Finance, Inc., 3.300%, 02/01/23	2,000,000	1,985,366
Campbell Soup Co., 3.300%, 03/19/25	1,000,000	930,750
CVS Health Corp., 2.957%, 03/09/20 (e)	500,000	502,051
CVS Health Corp., 4.300%, 03/25/28	1,000,000	988,351
Kimberly-Clark Corp., 2.650%, 03/01/25	2,000,000	1,891,949
Lamb Weston Holdings, Inc., 144A, 4.625%, 11/01/24 (d)	1,000,000	977,500
PepsiCo, Inc., 3.000%, 10/15/27	1,000,000	951,154
Performance Food Group, Inc., 144A, 5.500%, 06/01/24 (d)	1,000,000	990,000
		9,217,121
Energy: 2.3%
AmeriGas Partners LP / Finance Corp., 5.875%, 08/20/26	2,000,000	1,960,000
Antero Midstream Partners LP/Finance Corp., 5.375%, 09/15/24	1,000,000	1,012,500
ConocoPhillips Co., 4.950%, 03/15/26	1,000,000	1,079,466
ConocoPhillips Co., 6.500%, 02/01/39	500,000	640,547

85	SEE NOTES TO FINANCIAL STATEMENTS

June 30, 2018

Schedule of Investments (Unaudited), continued

Pax Core Bond Fund, continued

Percent of Net Assets Name of Issuer and Title of Issue	Shares/ Principal	Value
BONDS, continued
CORPORATE BONDS, continued

Energy, continued
MidAmerican Energy Co., 3.100%, 05/01/27	$3,000,000	$2,890,355
Noble Energy, Inc., 3.900%, 11/15/24	2,000,000	1,974,679
Occidental Petroleum Corp., 3.500%, 06/15/25	2,000,000	1,985,358
ONEOK Partners, LP, 8.625%, 03/01/19	2,000,000	2,058,959
Sabine Pass Liquefaction, LLC, 5.625%, 03/01/25	1,000,000	1,065,099
Sabine Pass Liquefaction, LLC, 5.000%, 03/15/27	1,000,000	1,016,867
Schlumberger Finance Canada, Ltd., 144A, 2.650%, 11/20/22 (d)	500,000	485,138
		16,168,968
Financials: 14.6%
Allstate Corp., The, 2.764%, 03/29/21 (c)(e)	1,000,000	1,000,872
Ally Financial, Inc., 3.250%, 11/05/18	2,000,000	2,002,500
American Express Credit Corp., 2.250%, 05/05/21	1,400,000	1,360,979
Asian Development Bank, 2.750%, 03/17/23	3,000,000	2,982,554
Asian Development Bank, 2.125%, 03/19/25	2,000,000	1,896,505
Bank of America Corp., 2.151%, 11/09/20	2,000,000	1,954,595
Bank of America Corp., 3.499%, 05/17/22 (e)	3,000,000	3,000,190
Bank of America Corp., 3.300%, 01/11/23	1,000,000	985,945
Bank of America Corp., 3.500%, 04/19/26	1,000,000	968,246
Bank of New York Mellon Corp., The, 2.200%, 08/16/23	2,000,000	1,878,610
Bank of New York Mellon Corp., The, 3.400%, 01/29/28	1,000,000	973,931
BlackRock, Inc., 3.375%, 06/01/22	2,350,000	2,369,498
Charles Schwab Corp., The, 2.650%, 01/25/23	2,000,000	1,948,079
Charles Schwab Corp., The, 3.200%, 01/25/28	1,000,000	958,876
Chubb INA Holdings, Inc., 3.350%, 05/03/26	2,000,000	1,941,123
CIT Group, Inc., 4.125%, 03/09/21 (c)	1,000,000	996,250
Digital Realty Trust LP, REIT, 3.950%, 07/01/22	1,750,000	1,769,444
Discover Bank, 3.200%, 08/09/21 (c)	1,000,000	989,337
Discover Bank, 4.250%, 03/13/26	1,300,000	1,272,784
European Investment Bank, 1.625%, 03/16/20	2,000,000	1,966,282
European Investment Bank, 1.625%, 08/14/20	3,000,000	2,935,122
European Investment Bank, 2.000%, 03/15/21	3,000,000	2,938,240
Fifth Third Bancorp, 2.250%, 06/14/21	2,000,000	1,949,373
Fifth Third Bancorp, 3.950%, 03/14/28	2,000,000	1,976,750
Ford Motor Credit Co., LLC, 3.135%, 11/20/18 (e)	3,000,000	3,006,636
Ford Motor Credit Co., LLC, 3.156%, 03/12/19 (e)	1,000,000	1,003,231
Ford Motor Credit Co LLC, 3.589%, 02/15/23 (e)	4,000,000	4,027,191
Goldman Sachs Group, Inc., The, 4.750%, 10/21/45 (c)	2,000,000	1,983,821
ING Bank NV, 144A, 2.000%, 11/26/18 (d)	2,000,000	1,994,852
International Bank for Reconstruction & Development, 2.125%, 03/03/25	4,000,000	3,806,384
International Bank for Reconstruction & Development, 2.750%, 05/31/36	2,000,000	1,779,046

SEE NOTES TO FINANCIAL STATEMENTS	86

June 30, 2018

Schedule of Investments (Unaudited), continued

Pax Core Bond Fund, continued

Percent of Net Assets Name of Issuer and Title of Issue	Shares/ Principal	Value
BONDS, continued
CORPORATE BONDS, continued

Financials, continued
International Finance Corp., 2.500%, 04/15/23 (e)	$3,000,000	$2,950,203
International Lease Finance Corp., 144A, 7.125%, 09/01/18 (d)	2,010,000	2,023,196
JPMorgan Chase & Co., 2.972%, 01/15/23	2,000,000	1,949,147
JPMorgan Chase & Co, 2.950%, 10/01/26	2,000,000	1,859,796
Kreditanstalt fuer Wiederaufbau, 2.125%, 06/15/22 (c)	2,000,000	1,945,166
Kreditanstalt fuer Wiederaufbau, 2.375%, 12/29/22	3,000,000	2,934,766
Morgan Stanley, 2.200%, 12/07/18	2,000,000	1,997,396
Morgan Stanley, 2.625%, 11/17/21	2,000,000	1,942,538
Morgan Stanley, 3.539%, 01/20/22 (e)	4,000,000	4,053,641
North American Development Bank, 2.400%, 10/26/22	2,000,000	1,930,846
PNC Bank NA, 2.625%, 02/17/22	2,000,000	1,951,050
PNC Bank NA, 3.100%, 10/25/27	1,000,000	947,649
Prudential Financial, Inc., 7.375%, 06/15/19	2,000,000	2,083,534
Raymond James Financial, Inc., 3.625%, 09/15/26	1,000,000	961,996
Royal Bank of Scotland Group PLC, 6.125%, 12/15/22	2,000,000	2,106,866
Starwood Property Trust, Inc., 144A, 3.625%, 02/01/21 (d)	1,000,000	980,000
Toyota Motor Credit Corp., 2.437%, 01/10/20 (e)	2,000,000	2,003,087
Toyota Motor Credit Corp., 4.250%, 01/11/21	1,480,000	1,523,194
Toyota Motor Credit Corp., 1.900%, 04/08/21 (c)	500,000	484,562
Toyota Motor Credit Corp., 2.150%, 09/08/22	500,000	477,134
Travelers Cos, Inc., The, 3.750%, 05/15/46	1,000,000	918,626
US Bancorp, 1.950%, 11/15/18	2,064,000	2,059,737
		100,701,376
Health Care: 2.5%
Abbott Laboratories, 3.750%, 11/30/26	2,000,000	1,969,355
AbbVie, Inc., 3.200%, 05/14/26	2,000,000	1,870,689
Amgen, Inc., 3.625%, 05/22/24	2,000,000	1,994,281
Anthem, Inc., 4.101%, 03/01/28	1,000,000	980,165
Becton Dickinson and Co, 3.363%, 06/06/24	1,000,000	961,858
Eli Lilly & Co., 3.100%, 05/15/27	2,000,000	1,916,608
HCA, Inc., 4.500%, 02/15/27	1,000,000	943,750
HCA, Inc., 5.500%, 06/15/47 (c)	1,000,000	920,000
Merck & Co., Inc., 2.800%, 05/18/23	2,000,000	1,958,386
Quest Diagnostics, Inc., 3.450%, 06/01/26	1,000,000	952,654
UnitedHealth Group, Inc., 3.500%, 06/15/23	2,000,000	2,003,748
Zoetis, Inc., 3.000%, 09/12/27	1,000,000	926,793
		17,398,287
Industrials: 1.7%
Burlington Northern Santa Fe LLC, 4.050%, 06/15/48	1,000,000	969,400
Cummins, Inc., 7.125%, 03/01/28	1,000,000	1,233,521
Ingersoll-Rand Co., 6.443%, 11/15/27	2,000,000	2,284,060
Masco Corp., 4.375%, 04/01/26	1,000,000	998,015

87	SEE NOTES TO FINANCIAL STATEMENTS

June 30, 2018

Schedule of Investments (Unaudited), continued

Pax Core Bond Fund, continued

Percent of Net Assets Name of Issuer and Title of Issue	Shares/ Principal	Value
BONDS, continued
CORPORATE BONDS, continued

Industrials, continued
Tesla Energy Operations, Inc., 4.700%, 05/29/25 (b)	$2,000,000	$1,896,741
United Parcel Service, Inc., 2.400%, 11/15/26	1,000,000	912,808
United Parcel Service, Inc., 3.050%, 11/15/27	1,000,000	952,955
Waste Management, Inc., 2.900%, 09/15/22	2,500,000	2,448,501
		11,696,001
Information Technology: 3.0%
Adobe Systems, Inc., 4.750%, 02/01/20	1,150,000	1,183,565
Apple, Inc., 2.850%, 05/06/21	1,000,000	998,008
Apple, Inc., 2.850%, 05/11/24	500,000	484,469
Apple, Inc., 3.000%, 06/20/27	2,500,000	2,379,006
CA, Inc., 5.375%, 12/01/19	1,500,000	1,540,316
Cisco Systems, Inc., 2.800%, 03/01/19 (e)	2,000,000	2,006,844
Dell International, LLC/EMC Corp., 144A, 6.020%, 06/15/26 (d)	1,000,000	1,052,009
eBay, Inc., 2.750%, 01/30/23	1,000,000	964,425
First Data Corp., 144A, 7.000%, 12/01/23 (d)	1,000,000	1,044,080
Intel Corp., 3.150%, 05/11/27 (c)	1,500,000	1,454,592
MasterCard, Inc., 3.500%, 02/26/28	1,000,000	992,825
Microsoft Corp., 2.875%, 02/06/24	1,000,000	979,753
Microsoft Corp., 2.400%, 08/08/26	3,000,000	2,778,156
NetApp, Inc., 3.250%, 12/15/22	671,000	655,752
Visa, Inc., 3.650%, 09/15/47	2,000,000	1,873,938
		20,387,738
Materials: 0.4%
ArcelorMittal, 6.125%, 06/01/25 (c)	500,000	541,250
LyondellBasell Industries NV, 6.000%, 11/15/21	2,000,000	2,141,948
		2,683,198
Real Estate: 0.6%
Alexandria Real Estate Equities, Inc., 4.000%, 01/15/24	2,000,000	2,013,458
Iron Mountain, Inc., 144A, 4.875%, 09/15/27 (d)	1,000,000	926,250
iStar, Inc., 5.000%, 07/01/19	1,000,000	998,125
		3,937,833
Telecommunication Services: 1.1%
Discovery Communications, LLC, 3.950%, 03/20/28 (c)	2,000,000	1,897,790
Level 3 Financing, Inc., 5.375%, 01/15/24	1,000,000	982,000
Sprint Communications, Inc., 144A, 9.000%, 11/15/18 (d)	2,000,000	2,042,500
Verizon Communications, Inc., 3.500%, 11/01/24	1,500,000	1,452,879
Verizon Communications, Inc., 4.500%, 08/10/33	1,000,000	970,998
		7,346,167
Utilities: 0.4%
CenterPoint Energy Houston Electric LLC, 2.250%, 08/01/22	1,000,000	958,376
Southern Power Co., 4.150%, 12/01/25	2,000,000	2,006,186
		2,964,562
TOTAL CORPORATE BONDS
(Cost $218,057,286)		213,955,005

U.S. GOVERNMENT AGENCY BONDS: 1.8%

Federal Farm Credit Bank (Agency): 1.1%
1.120%, 08/20/18	4,000,000	3,995,952
1.140%, 09/04/18	3,500,000	3,495,230
		7,491,182
Federal Home Loan Bank System (Agency): 0.1%
2.375%, 03/12/21	1,000,000	988,132

Fannie Mae: 0.6%
1.000%, 12/20/18	4,000,000	3,976,560

TOTAL U.S. GOVERNMENT AGENCY BONDS
(Cost $12,489,432)		12,455,874

SEE NOTES TO FINANCIAL STATEMENTS	88

June 30, 2018

Schedule of Investments (Unaudited), continued

Pax Core Bond Fund, continued

Percent of Net Assets Name of Issuer and Title of Issue	Shares/ Principal	Value
BONDS, continued
GOVERNMENT BONDS: 0.7%

U.S. Dept of Housing & Urban Development, 4.620%, 08/01/18	$5,000,000	$5,013,645
(Cost $4,999,575)

MUNICIPAL BONDS: 5.0%
Alabama Economic Settlement Authority, 3.163%, 09/15/25	2,000,000	1,983,100
City & County of San Francisco CA , 4.000%, 09/01/48	2,000,000	1,991,000
City of Los Angeles CA Wastewater System Revenue, 3.144%, 06/01/26	2,000,000	1,970,220
City of Napa CA Solid Waste Revenue, 2.890%, 08/01/31	1,500,000	1,397,220
City of San Francisco CA Public Utilities Commission Water R, 2.619%, 11/01/22	1,000,000	977,420
City of San Francisco CA Public Utilities Commission Water R, 6.000%, 11/01/40	2,815,000	3,536,907
Commonwealth of Massachusetts, 4.200%, 12/01/21	2,000,000	2,064,100
Dallas Independent School District, 6.450%, 02/15/35	1,000,000	1,083,400
Metropolitan Water Reclamation District of Greater Chicago, 4.000%, 12/01/36	1,000,000	1,004,270
New Jersey Transportation Trust Fund Authority, 6.104%, 12/15/28	2,500,000	2,628,125
New York City Water & Sewer System, 5.440%, 06/15/43	2,500,000	3,077,025
Ohio State University/The, 4.910%, 06/01/40	2,000,000	2,298,520
San Diego County Water Authority Financing Corp., 6.138%, 05/01/49	1,500,000	1,985,325
Santa Clara Valley Water District, 3.369%, 06/01/27	1,305,000	1,294,847
State of California, 5.000%, 10/01/28	1,000,000	1,158,700
State of Georgia, 4.310%, 10/01/26	2,000,000	2,142,520
State of Oregon, 3.227%, 05/01/24	1,000,000	1,007,000
Taft Independent School District/TX, 4.207%, 08/15/36	1,500,000	1,561,740
University of Massachusetts Building Authority, 6.573%, 05/01/39	1,800,000	1,855,044
TOTAL MUNICIPAL BONDS
(Cost $35,440,564)		35,016,483

U.S. TREASURY NOTES: 29.6%
1.000%, 10/15/19	6,000,000	5,891,250
1.375%, 01/15/20	12,000,000	11,799,609
1.250%, 07/15/20 (TIPS)	4,594,760	4,670,217
2.375%, 03/15/21	10,000,000	9,940,625
0.125%, 04/15/21 (TIPS)	3,170,970	3,122,631
0.125%, 04/15/22 (TIPS)	6,180,540	6,054,579
2.625%, 02/28/23	33,000,000	32,871,094
2.125%, 11/30/23	15,000,000	14,521,875
2.125%, 03/31/24	1,000,000	965,430
0.125%, 07/15/24 (TIPS)	4,220,120	4,103,444
2.375%, 08/15/24	34,000,000	33,197,148
0.625%, 01/15/26 (TIPS)	3,162,900	3,146,929
0.375%, 07/15/27 (TIPS)	10,241,000	9,967,113
2.750%, 02/15/28	1,000,000	991,621
4.500%, 02/15/36 (c)	9,000,000	11,007,773
5.000%, 05/15/37	2,000,000	2,612,031
4.500%, 05/15/38	3,000,000	3,719,707
4.375%, 11/15/39	8,000,000	9,828,438
0.875%, 02/15/47 (TIPS)	1,037,780	1,039,202
3.000%, 02/15/48	35,000,000	35,125,097

TOTAL U.S. TREASURY NOTES
(Cost $207,215,825)		204,575,813

89	SEE NOTES TO FINANCIAL STATEMENTS

June 30, 2018

Schedule of Investments (Unaudited), continued

Pax Core Bond Fund, continued

BONDS, continued
MORTGAGE-BACKED SECURITIES: 28.7%

Ginnie Mae (Mortgage-Backed): 1.6%
1.550%, 06/16/36	$3,136,782	$3,060,644
6.000%, 01/15/38	304,319	344,209
3.020%, 09/15/41	1,907,559	1,835,383
3.500%, 11/20/46	1,603,052	1,611,176
2.888%, 09/16/50 (e)	2,000,000	1,925,192
2.620%, 03/16/55 (e)	2,159,139	2,071,057
		10,847,661
Freddie Mac (Mortgage-Backed): 6.5%
4.000%, 06/01/26	2,704,908	2,783,111
3.500%, 06/01/28	958,778	970,921
3.500%, 12/01/30	1,800,218	1,822,250
4.000%, 08/01/31	1,270,451	1,314,882
3.000%, 07/01/33	1,877,907	1,858,960
3.500%, 01/01/34	1,670,323	1,694,768
3.500%, 03/01/35	1,182,168	1,195,957
4.000%, 10/01/35	3,305,195	3,408,476
5.500%, 10/01/39	343,087	370,099
3.500%, 01/01/41	1,131,089	1,134,859
4.000%, 04/01/42	1,190,695	1,224,703
3.500%, 04/01/42	1,356,459	1,360,972
2.456%, 01/01/43 (e)	1,995,027	1,971,270
4.000%, 08/01/44	1,347,632	1,386,111
3.500%, 02/01/45	2,017,959	2,029,690
4.000%, 08/01/47	1,824,179	1,862,899
3.500%, 09/01/47	1,912,922	1,904,779
3.500%, 10/01/47	2,910,405	2,898,016
3.500%, 12/01/47	1,916,756	1,908,579
3.500%, 03/01/48	2,946,278	2,933,590
4.000%, 04/01/48	5,923,946	6,048,186
3.500%, 05/01/48	2,985,710	2,972,736
		45,055,814
Fannie Mae (Mortgage-Backed): 15.3%
2.480%, 08/01/26	2,000,000	1,894,874
4.000%, 10/01/26	1,112,847	1,144,287
3.500%, 12/01/26	1,133,841	1,148,653
3.270%, 09/01/27	2,380,000	2,354,542
3.660%, 01/01/29	2,000,000	2,031,185
4.000%, 01/01/31	1,065,301	1,094,815
4.500%, 04/01/34	1,479,625	1,548,955
4.000%, 05/01/34	984,812	1,015,836
3.500%, 07/01/35	1,937,415	1,961,075
4.000%, 07/01/36	1,512,899	1,561,528
3.500%, 09/01/37	1,859,695	1,871,489
4.000%, 03/01/38	2,973,580	3,071,911
5.000%, 06/01/40	1,208,094	1,296,076
3.500%, 12/01/40	1,480,338	1,486,063
4.000%, 01/01/41	1,655,216	1,700,521
4.000%, 02/01/41	3,613,549	3,713,042
4.500%, 03/01/41	1,332,693	1,402,140
3.500%, 10/01/41	1,395,407	1,400,808
4.500%, 11/01/41	1,250,425	1,314,625
4.000%, 01/01/42	3,463,344	3,564,070
2.709%, 04/01/42 (e)	1,073,352	1,075,126
4.000%, 07/01/42	3,285,284	3,375,733
3.435%, 09/01/42 (e)	423,425	442,954
3.500%, 06/01/43	2,097,081	2,100,633
3.000%, 06/01/43	1,227,739	1,199,995
4.000%, 08/01/43	1,492,503	1,529,476
2.769%, 09/01/43 (e)	1,297,344	1,352,775
4.000%, 01/01/45	1,100,849	1,125,025
3.500%, 04/01/45	1,238,893	1,237,163
4.000%, 06/01/45	1,658,520	1,707,751
3.500%, 08/01/45	4,093,619	4,099,599
4.000%, 09/01/45	1,950,846	2,003,216
4.000%, 10/01/45	3,128,607	3,193,622
3.500%, 10/01/45	2,193,773	2,190,708
4.000%, 11/01/45	4,525,425	4,619,674
3.500%, 04/01/46	1,983,925	1,981,153
4.000%, 06/01/46	2,092,558	2,135,797
3.500%, 06/01/46	1,658,005	1,657,230
3.000%, 06/01/46	5,027,827	4,879,497
4.000%, 07/01/46	2,437,636	2,491,584
4.500%, 09/01/46	1,376,948	1,445,523
4.000%, 10/01/46	1,617,381	1,650,932
3.000%, 10/01/46	1,774,986	1,722,708
4.500%, 01/01/47	1,810,831	1,894,667
4.000%, 01/01/47	2,100,117	2,148,230
4.000%, 05/01/47	3,938,731	4,030,824
4.000%, 06/01/47	2,734,881	2,792,758
3.500%, 08/01/47	3,821,430	3,813,277
4.500%, 06/01/48	1,996,907	2,087,387
3.500%, 06/01/48	2,978,718	2,975,017
		105,536,529
Commercial Mortgage-Backed: 5.3%
Arroyo Mortgage Trust 2018-1, 144A, 3.763%, 04/25/48 (d)(e)	2,431,555	2,432,314

SEE NOTES TO FINANCIAL STATEMENTS	90

June 30, 2018

Schedule of Investments (Unaudited), continued

Pax Core Bond Fund, continued

Percent of Net Assets Name of Issuer and Title of Issue	Shares/ Principal	Value
BONDS, continued
MORTGAGE-BACKED SECURITIES, continued

Commercial Mortgage-Backed, continued
Bayview Opportunity Master Fund IVa Trust 2016, 144A, 4.000%, 04/28/55 (d)	$1,786,951	$1,805,139
Bellemeade Re 2018-1, Ltd., 144A, 3.691%, 04/25/28 (d)(e)	1,000,000	1,004,669
COLT 2018-1 Mortgage Loan Trust, 144A, 2.981%, 02/25/48 (d)(e)	321,958	321,221
Deephaven Residential Mortgage Trust 2018-1, 144A, 3.027%, 12/25/57 (d)(e)	1,228,165	1,219,875
Dell Equipment Finance Trust 2017-2, 144A, 2.470%, 10/24/22 (d)	750,000	739,661
FREMF Mortgage Trust, 144A, 4.768%, 01/25/48 (d)(e)	2,986,504	3,082,222
Invitation Homes 2018-SFR3 Trust, 144A, 3.000%, 07/17/37 (d)(e)	2,500,000	2,504,688
Master Asset Backed Securities Trust 2007-NCW, 144A, 2.691%, 05/25/37 (b)(d)(e)	1,717,173	1,663,972
Metlife Securitization Trust 2017-1, 144A, 3.000%, 04/25/55 (d)(e)	672,240	662,899
Mill City Mortgage Trust 2015-1, 144A, 3.696%, 06/25/56 (d)(e)	2,000,000	2,038,152
Mosaic Solar Loan Trust 2018-1, 144A, 4.010%, 06/22/43 (d)	952,528	956,549
Mosaic Solar Loans 2017-1 LLC, 144A, 4.450%, 06/20/42 (d)	1,274,275	1,302,039
Mosaic Solar Loans 2017-2 LLC, 144A, 3.820%, 09/20/42 (d)	841,160	836,609
Mosaic Solar Loans 2017-2 LLC, 144A, 2.000%, 09/20/42 (d)	2,000,000	1,884,333
Radnor RE 2018-1, Ltd., 144A, 3.491%, 03/25/28 (d)(e)	3,000,000	3,003,319
Sequoia Mortgage Trust 2017-CH2, 144A, 4.000%, 12/25/47 (d)(e)	821,706	829,628
Sequoia Mortgage Trust 2018-CH1, 144A, 4.000%, 02/25/48 (d)(e)	696,233	700,619
SoFi Professional Loan Program 2018-A LLC, 144A, 2.441%, 02/25/42 (d)(e)	760,235	760,668
TES 2017-2 LLC, 144A, 4.120%, 02/20/48 (b)(d)	1,953,289	1,912,719
Tesla Auto Lease Trust 2018-A, 144A, 2.750%, 02/20/20 (d)	500,000	497,781
Towd Point Asset Trust 2018-SL1, 144A, 2.691%, 01/25/46 (d)(e)	1,957,562	1,949,732
Towd Point Mortgage Trust 2015-1, 144A, 3.750%, 11/25/57 (d)(e)	1,000,000	1,007,742
Towd Point Mortgage Trust 2015-1, 144A, 3.620%, 11/25/60 (d)(e)	2,000,000	2,058,817
Towd Point Mortgage Trust 2017-5, 144A, 2.691%, 02/25/57 (d)(e)	811,029	813,808
Vivint Solar Financing V LLC, 144A, 4.730%, 04/30/48 (d)	1,000,000	999,700
		36,988,875
TOTAL MORTGAGE-BACKED SECURITIES
(Cost $203,322,152)		198,428,879

TOTAL BONDS
(Cost $684,901,085)		672,818,629

91	SEE NOTES TO FINANCIAL STATEMENTS

June 30, 2018

Schedule of Investments (Unaudited), continued

Pax Core Bond Fund, continued

Percent of Net Assets Name of Issuer and Title of Issue	Shares/ Principal	Value
CERTIFICATES OF DEPOSIT: 0.1%
Community Credit Union of Lynn, 2.200%, 11/29/22 (b)	$250,000	$239,909
Self-Help Federal Credit Union, 1.700%, 04/13/20 (b)	250,000	245,626
TOTAL CERTIFICATES OF DEPOSIT
(Cost $500,000)		485,535

MONEY MARKET: 2.1%
State Street Institutional U.S. Government Money Market Fund, 1.820% (f)(g)	14,294,598	$14,294,598
TOTAL MONEY MARKET
(Cost $14,294,598)

SECURITIES PURCHASED WITH CASH COLLATERAL FROM SECURITIES LENDING: 0.9%
State Street Navigator Securities Lending Government Money Market Portfolio, 1.902% (f)	6,513,335	6,513,335
(Cost $6,513,335)

TOTAL INVESTMENTS: 101.0%
(Cost $710,217,165)		698,125,677

PAYABLE UPON RETURN OF SECURITIES LOANED — (NET):- 0.9%		(6,513,335)

OTHER ASSETS AND LIABILITIES — (NET):- 0.1%		(1,016,482)

NET ASSETS: 100.0%		$690,595,860

(a)	Fair valued security.

(b)	Illiquid security.

(c)	Security of partial position of this security was on loan as of June 30, 2018. The total market value of securities on loan as of June 30, 2018 was $22,296,453.

(d)	Security purchased pursuant to Rule 144A of the Securities Act of 1933 and may be resold only to qualified institutional buyers.

(e)	Rate shown reflects the accrual rate as of June 30, 2018 on securities with variable or step rates.

(f)	Rate shown represents annualized 7-day yield as of June 30, 2018.

(g)	Premier Class shares

LP	- Limited Partnership

REIT - Real Estate Investment Trust

TIPS - Treasury Inflation Protected Securities

SEE NOTES TO FINANCIAL STATEMENTS	92

June 30, 2018

Schedule of Investments (Unaudited), continued

Pax High Yield Bond Fund

Percent of Net Assets Name of Issuer and Title of Issue	Shares/ Principal/ Contracts	Value
COMMON STOCKS: 0.4%

Energy: 0.4%
Chaparral Energy, Inc., Class A (a)	64,025	$1,210,072
Chaparral Energy, Inc., Class B (a)(b)(c)	19,281	345,130
		1,555,202
Health Care: 0.0%
Interactive Health, Inc. (a)(b)(c)	706	0

Retail: 0.0% (d)
Charlotte Russe, Inc. (a)(b)	7,784	15,568

TOTAL COMMON STOCKS
(Cost $2,383,495)		1,570,770

PREFERRED STOCKS: 0.3%

Health Care: 0.0%
Interactive Health, Inc., 0.000% (b)(c)	1,412	0

LEISURE: 0.3%
RLJ Lodging Trust, REIT, 1.950%	38,500	1,010,240

TOTAL PREFERRED STOCKS
(Cost $1,355,497)		1,010,240

BONDS: 95.1%
CORPORATE BONDS: 93.8%
Automotive: 3.2%
Allison Transmission, Inc., 144A, 5.000%, 10/01/24 (e)	$950,000	936,938
Allison Transmission, Inc., 144A, 4.750%, 10/01/27 (e)	950,000	888,250
Delphi Technologies PLC, 144A, 5.000%, 10/01/25 (e)	1,950,000	1,864,688
FXI Holdings, Inc., 144A, 7.875%, 11/01/24 (e)	950,000	931,000
IHO Verwaltungs GmbH, 144A, 4.500%, 09/15/23 (e)	1,900,000	1,826,375
IHO Verwaltungs GmbH, 144A, 4.750%, 09/15/26 (e)	950,000	896,563
Meritor, Inc., 6.250%, 02/15/24	2,225,000	2,252,813
Nexteer Automotive Group Ltd, 144A, 5.875%, 11/15/21 (e)	2,000,000	2,075,000
TI Group Automotive Systems LLC, 144A, 8.750%, 07/15/23 (e)	701,000	733,036
		12,404,663
Banking: 3.7%
Ally Financial, Inc., 3.500%, 01/27/19	1,450,000	1,450,000
Ally Financial, Inc., 4.250%, 04/15/21	2,000,000	2,005,000
Ally Financial, Inc., 4.125%, 02/13/22	2,300,000	2,264,810
Ally Financial, Inc., 5.750%, 11/20/25	1,800,000	1,840,500
CIT Group, Inc., 5.000%, 08/01/23	1,000,000	1,014,100
CIT Group, Inc., 5.250%, 03/07/25	500,000	505,000
CIT Group, Inc., 6.125%, 03/09/28	950,000	978,500
Royal Bank of Scotland Group PLC, 6.125%, 12/15/22	2,900,000	3,054,955
Royal Bank of Scotland Group PLC, 5.125%, 05/28/24	900,000	908,952
		14,021,817
Basic Industry: 10.6%
Alcoa Nederland Holding BV, 144A, 7.000%, 09/30/26 (e)	1,450,000	1,551,500
Alcoa Nederland Holding BV, 144A, 6.125%, 05/15/28 (e)	475,000	479,156
ArcelorMittal, 6.125%, 06/01/25	1,950,000	2,110,875

93	SEE NOTES TO FINANCIAL STATEMENTS

June 30, 2018

Schedule of Investments (Unaudited), continued

Pax High Yield Bond Fund, continued

Percent of Net Assets Name of Issuer and Title of Issue	Shares/ Principal/ Contracts	Value
BONDS, continued
CORPORATE BONDS, continued

Basic Industry, continued
Cleveland-Cliffs, Inc., 144A, 4.875%, 01/15/24 (e)	$1,450,000	$1,402,875
Cleveland-Cliffs, Inc., 5.750%, 03/01/25	500,000	475,625
Core & Main, LP, 144A, 6.125%, 08/15/25 (e)	1,500,000	1,428,750
FBM Finance, Inc., 144A, 8.250%, 08/15/21 (e)	2,000,000	2,092,500
Ingevity Corp., 144A, 4.500%, 02/01/26 (e)	1,425,000	1,346,625
Koppers, Inc., 144A, 6.000%, 02/15/25 (e)	950,000	952,375
Lennar Corp., 4.125%, 12/01/18	1,000,000	1,003,000
Lennar Corp., 4.875%, 12/15/23	975,000	976,219
Lennar Corp., 4.750%, 05/30/25	1,000,000	971,250
Lennar Corp., 4.750%, 11/29/27	950,000	895,660
Mercer International, Inc., 6.500%, 02/01/24	950,000	964,250
Mercer International, Inc., 144A, 5.500%, 01/15/26 (e)	950,000	923,875
Meritage Homes Corp., 5.125%, 06/06/27	1,900,000	1,771,750
New Enterprise Stone & Lime Co., Inc., 144A, 10.125%, 04/01/22 (e)	1,000,000	1,067,500
New Enterprise Stone & Lime Co., Inc., 144A, 6.250%, 03/15/26 (e)	950,000	961,875
Novelis Corp., 144A, 5.875%, 09/30/26 (e)	1,000,000	960,000
Sappi Papier Holding GmbH, 144A, 7.500%, 06/15/32 (e)	900,000	927,000
SPCM SA, 144A, 4.875%, 09/15/25 (e)	950,000	909,625
Standard Industries, Inc., 144A, 6.000%, 10/15/25 (e)	4,000,000	4,030,000
Taylor Morrison Communities, Inc./Holdings II, Inc., 144A, 5.625%, 03/01/24 (e)	2,550,000	2,506,955
TRI Pointe Group, Inc., 5.250%, 06/01/27	1,900,000	1,745,625
US Concrete, Inc., 6.375%, 06/01/24	1,900,000	1,914,250
USG Corp., 144A, 4.875%, 06/01/27 (e)	900,000	922,500
Valvoline, Inc., 5.500%, 07/15/24	1,900,000	1,923,750
WESCO Distribution, Inc., 5.375%, 06/15/24	1,900,000	1,873,875
Zachry Holdings, Inc., 144A, 7.500%, 02/01/20 (e)	1,400,000	1,391,250
		40,480,490
Capital Goods: 6.0%
ARD Finance SA, 7.125%, 09/15/23	2,000,000	2,010,000
ARD Securities Finance SARL, 144A, 8.750%, 01/31/23 (e)	1,000,000	1,022,500
Ardagh Packaging Finance PLC/ Holdings USA, Inc., 144A, 7.250%, 05/15/24 (e)	500,000	521,875
BBA US Holdings, Inc., 144A, 5.375%, 05/01/26 (e)	1,450,000	1,459,076
Bombardier, Inc., 144A, 8.750%, 12/01/21 (e)	450,000	497,250
Bombardier, Inc., 144A, 7.500%, 12/01/24 (e)	1,450,000	1,529,750
Crown Americas LLC / Crown Americas Capital Corp. VI, 144A, 4.750%, 02/01/26 (e)	1,650,000	1,571,625
CTP Transportation Products LLC/Finance, Inc., 144A, 8.250%, 12/15/19 (e)	1,100,000	1,105,500

SEE NOTES TO FINANCIAL STATEMENTS	94

June 30, 2018

Schedule of Investments (Unaudited), continued

Pax High Yield Bond Fund, continued

Percent of Net Assets Name of Issuer and Title of Issue	Shares/ Principal/ Contracts	Value
BONDS, continued
CORPORATE BONDS, continued

Capital Goods, continued
Flex Acquisition Co, Inc., 144A, 7.875%, 07/15/26 (e)	$1,000,000	$998,600
Itron, Inc., 144A, 5.000%, 01/15/26 (e)	1,000,000	952,200
Manitowoc Co, Inc., The, 144A, 12.750%, 08/15/21 (e)	2,250,000	2,508,750
Matthews International Corp., 144A, 5.250%, 12/01/25 (e)	950,000	912,000
Mueller Water Products, Inc., 144A, 5.500%, 06/15/26 (e)	1,900,000	1,919,000
OI European Group BV, 144A, 4.000%, 03/15/23 (e)	2,400,000	2,244,000
RBS Global, Inc. / Rexnord LLC, 144A, 4.875%, 12/15/25 (e)	1,450,000	1,370,250
Vertiv Group Corp., 144A, 9.250%, 10/15/24 (e)	950,000	935,750
Vertiv Intermediate Holding Corp., 144A, 12.000%, 02/15/22 (e)	1,500,000	1,460,625
		23,018,751
Consumer Goods: 4.9%
Central Garden & Pet Co., 5.125%, 02/01/28	2,000,000	1,855,000
Cott Holdings, Inc., 144A, 5.500%, 04/01/25 (e)	2,400,000	2,340,000
Energizer Gamma Acquisition, Inc., 144A, 6.375%, 07/15/26 (e)	950,000	967,812
High Ridge Brands Co., 144A, 8.875%, 03/15/25 (e)	2,995,000	1,347,750
Lamb Weston Holdings, Inc., 144A, 4.625%, 11/01/24 (e)	1,900,000	1,857,250
Performance Food Group, Inc., 144A, 5.500%, 06/01/24 (e)	2,425,000	2,400,750
Post Holdings, Inc., 144A, 5.000%, 08/15/26 (e)	1,450,000	1,355,750
Post Holdings, Inc., 144A, 5.750%, 03/01/27 (e)	1,950,000	1,896,375
Prestige Brands, Inc., 144A, 6.375%, 03/01/24 (e)	2,000,000	1,990,000
Tempur Sealy International, Inc., 5.500%, 06/15/26	950,000	921,500
US Foods, Inc., 144A, 5.875%, 06/15/24 (e)	1,900,000	1,942,750
		18,874,937
Energy: 14.0%
AmeriGas Partners LP/Finance Corp., 5.625%, 05/20/24	1,500,000	1,483,125
AmeriGas Partners LP/Finance Corp., 5.750%, 05/20/27	950,000	907,250
Antero Resources Corp., 5.625%, 06/01/23	1,900,000	1,933,250
Antero Resources Corp., 5.000%, 03/01/25	950,000	950,000
Apergy Corp., 144A, 6.375%, 05/01/26 (e)	950,000	966,625
Archrock Partners LP/Finance Corp., 6.000%, 04/01/21	1,750,000	1,745,625
Archrock Partners LP/Finance Corp., 6.000%, 10/01/22	1,000,000	995,000
Ascent Resources Utica Holdings LLC, 144A, 10.000%, 04/01/22 (e)	900,000	994,500
CGG Holding US, Inc., 144A, 9.000%, 05/01/23 (e)	750,000	777,188
Chaparral Energy, Inc., 144A, 8.750%, 07/15/23 (e)	1,900,000	1,917,812
Diamond Offshore Drilling, Inc., 7.875%, 08/15/25	950,000	988,000
Ensco PLC, 7.750%, 02/01/26	1,000,000	948,450

95	SEE NOTES TO FINANCIAL STATEMENTS

June 30, 2018

Schedule of Investments (Unaudited), continued

Pax High Yield Bond Fund, continued

Percent of Net Assets Name of Issuer and Title of Issue	Shares/ Principal/ Contracts	Value
BONDS, continued
CORPORATE BONDS, continued

Energy, continued
Exterran Energy Solutions LP / EES Finance, 8.125%, 05/01/25	$2,400,000	$2,538,000
Extraction Oil & Gas, Inc., 144A, 7.375%, 05/15/24 (e)	950,000	999,875
Extraction Oil & Gas, Inc., 144A, 5.625%, 02/01/26 (e)	1,000,000	958,810
Genesis Energy LP / Finance Corp., 6.000%, 05/15/23	1,000,000	986,250
Genesis Energy LP / Finance Corp., 5.625%, 06/15/24	1,000,000	940,000
Great Western Petroleum LLC/Finance Corp., 144A, 9.000%, 09/30/21 (e)	2,000,000	2,050,000
Hess Infrastructure Partners LP/Finance Corp., 144A, 5.625%, 02/15/26 (e)	1,950,000	1,954,875
ION Geophysical Corp., 9.125%, 12/15/21	2,250,000	2,278,125
Jagged Peak Energy LLC, 144A, 5.875%, 05/01/26 (e)	950,000	933,375
Laredo Petroleum, Inc., 6.250%, 03/15/23	1,350,000	1,358,438
Oasis Petroleum, Inc., 144A, 6.250%, 05/01/26 (e)	950,000	960,688
Parkland Fuel Corp., 144A, 6.000%, 04/01/26 (e)	1,900,000	1,876,250
Parsley Energy LLC/Finance Corp., 144A, 5.625%, 10/15/27 (e)	1,950,000	1,940,250
Pride International, Inc., 6.875%, 08/15/20	1,000,000	1,050,000
RSP Permian, Inc., 5.250%, 01/15/25	950,000	1,020,965
Southwestern Energy Co., 6.700%, 01/23/25	500,000	491,250
Southwestern Energy Co., 7.500%, 04/01/26	950,000	988,000
Sunoco LP/ Finance Corp., 144A, 5.500%, 02/15/26 (e)	500,000	475,000
Sunoco LP/ Finance Corp., 144A, 5.875%, 03/15/28 (e)	900,000	850,797
Superior Plus, LP/General Partners, Inc., 144A, 7.000%, 07/15/26 (e)	1,900,000	1,921,375
Tallgrass Energy Partners LP/Finance Corp., 144A, 5.500%, 09/15/24 (e)	1,900,000	1,947,500
Tallgrass Energy Partners LP/Finance Corp., 144A, 5.500%, 01/15/28 (e)	1,475,000	1,452,875
Tapstone Energy, LLC/Finance Corp., 144A, 9.750%, 06/01/22 (e)	2,000,000	1,755,000
Targa Resources Partners LP/Finance Corp., 5.250%, 05/01/23	1,350,000	1,353,375
Targa Resources Partners LP/Finance Corp., 144A, 5.000%, 01/15/28 (e)	900,000	839,250
Targa Resources Partners LP/Targa Resources Partners Finance, 144A, 5.875%, 04/15/26 (e)	1,000,000	1,008,750
TransMontaigne Partners LP, 6.125%, 02/15/26	1,900,000	1,928,500
WildHorse Resource Development Corp., 6.875%, 02/01/25	1,900,000	1,945,125
		53,409,523
Financial Services: 2.5%
Fair Isaac Corp, 144A, 5.250%, 05/15/26 (e)	950,000	958,313
Fly Leasing, Ltd., 6.375%, 10/15/21	3,000,000	3,101,250
MSCI, Inc., 144A, 5.375%, 05/15/27 (e)	900,000	902,250

SEE NOTES TO FINANCIAL STATEMENTS	96

June 30, 2018

Schedule of Investments (Unaudited), continued

Pax High Yield Bond Fund, continued

Percent of Net Assets Name of Issuer and Title of Issue	Shares/ Principal/ Contracts	Value
BONDS, continued
CORPORATE BONDS, continued

Financial Services, continued
Park Aerospace Holdings, Ltd., 144A, 5.250%, 08/15/22 (e)	$1,900,000	$1,888,144
Park Aerospace Holdings, Ltd., 144A, 5.500%, 02/15/24 (e)	475,000	470,150
Springleaf Finance Corp., 6.125%, 05/15/22	1,000,000	1,025,000
Springleaf Finance Corp., 6.875%, 03/15/25	950,000	945,250
Springleaf Finance Corp., 7.125%, 03/15/26	450,000	448,875
		9,739,232
Health Care: 7.7%
Avantor, Inc., 144A, 6.000%, 10/01/24 (e)	1,400,000	1,388,380
Avantor, Inc., 144A, 9.000%, 10/01/25 (e)	1,500,000	1,515,300
Centene Corp., 5.625%, 02/15/21	450,000	460,631
Centene Corp., 6.125%, 02/15/24	900,000	950,625
Centene Corp., 144A, 5.375%, 06/01/26 (e)	950,000	964,849
Change Healthcare Holdings LLC/Finance, Inc., 144A, 5.750%, 03/01/25 (e)	1,000,000	949,850
DaVita, Inc., 5.125%, 07/15/24	950,000	923,281
Endo Dac/Finance, LLC/Finco, Inc., 144A, 6.000%, 07/15/23 (e)	1,000,000	827,500
Endo Dac/Finance, LLC/Finco, Inc., 144A, 5.875%, 10/15/24 (e)	600,000	588,000
Endo Finance, LLC/Finco, Inc., 144A, 7.250%, 01/15/22 (e)	850,000	786,250
HCA, Inc., 5.875%, 05/01/23	2,750,000	2,860,000
HCA, Inc., 5.375%, 02/01/25	1,000,000	987,200
HCA, Inc., 5.875%, 02/15/26	4,350,000	4,398,937
HCA, Inc., 5.250%, 06/15/26	500,000	497,850
Kindred Healthcare, Inc., 6.375%, 04/15/22	550,000	569,250
Kindred Healthcare, Inc., 8.750%, 01/15/23	1,000,000	1,065,630
LifePoint Health, Inc., 5.375%, 05/01/24	1,900,000	1,835,875
MPT Operating Partnership LP/Finance Corp., 6.375%, 03/01/24	1,000,000	1,052,500
MPT Operating Partnership LP/Finance Corp., 5.000%, 10/15/27	950,000	909,625
Ortho-Clinical Diagnostics, Inc., 144A, 6.625%, 05/15/22 (e)	1,000,000	982,500
Sabra Health Care, LP, REIT, 5.125%, 08/15/26	2,400,000	2,296,998
Teva Pharmaceutical Finance Netherlands III BV, 6.000%, 04/15/24	950,000	941,945
Teva Pharmaceutical Finance Netherlands III BV, 3.150%, 10/01/26	1,950,000	1,569,999
		29,322,975
Insurance: 0.7%
AssuredPartners, Inc., 144A, 7.000%, 08/15/25 (e)	2,000,000	1,930,000
Fidelity & Guaranty Life Holdings, Inc., 144A, 5.500%, 05/01/25 (e)	950,000	928,625
		2,858,625
Leisure: 4.1%
Carlson Travel, Inc., 144A, 6.750%, 12/15/23 (e)	450,000	442,125
Carlson Travel, Inc., 144A, 9.500%, 12/15/24 (e)	1,000,000	907,500
Cedar Fair LP, 5.375%, 04/15/27	1,400,000	1,382,500
ESH Hospitality, Inc., 144A, 5.250%, 05/01/25 (e)	2,850,000	2,757,375
FelCor Lodging LP, 6.000%, 06/01/25	950,000	978,500

97	SEE NOTES TO FINANCIAL STATEMENTS

June 30, 2018

Schedule of Investments (Unaudited), continued

Pax High Yield Bond Fund, continued

Percent of Net Assets Name of Issuer and Title of Issue	Shares/ Principal/ Contracts	Value
BONDS, continued
CORPORATE BONDS, continued

Leisure, continued
GLP Capital LP / GLP Financing II, Inc., 5.750%, 06/01/28	$1,900,000	$1,923,750
Hilton Worldwide Finance, LLC/Corp., 4.625%, 04/01/25	450,000	439,875
Hilton Worldwide Finance, LLC/Corp., 4.875%, 04/01/27	1,425,000	1,378,688
MGM Growth Properties Operating Partnership, LP, 4.500%, 09/01/26	1,925,000	1,797,469
MGM Resorts International, 4.625%, 09/01/26	900,000	837,000
Scientific Games International, Inc., 10.000%, 12/01/22	2,636,000	2,822,417
		15,667,199
Media: 10.6%
Altice Financing SA, 144A, 6.625%, 02/15/23 (e)	2,000,000	1,976,000
Altice Financing SA, 144A, 7.500%, 05/15/26 (e)	1,250,000	1,212,125
Altice France SA/France, 144A, 6.000%, 05/15/22 (e)	1,000,000	1,004,800
Altice France SA/France, 144A, 6.250%, 05/15/24 (e)	1,850,000	1,803,750
Altice France SA/France, 144A, 7.375%, 05/01/26 (e)	1,900,000	1,864,755
Altice Luxembourg SA, 144A, 7.750%, 05/15/22 (e)	1,425,000	1,384,030
Altice US Finance I Corp., 144A, 5.375%, 07/15/23 (e)	1,000,000	997,500
AMC Networks, Inc., 4.750%, 08/01/25	950,000	915,572
Cablevision Systems Corp., 5.875%, 09/15/22	1,000,000	995,000
CBS Radio, Inc., 144A, 7.250%, 11/01/24 (e)	900,000	861,750
CCO Holdings LLC/Capital Corp., 144A, 4.000%, 03/01/23 (e)	950,000	895,375
CCO Holdings LLC/Capital Corp., 144A, 5.375%, 05/01/25 (e)	900,000	873,000
CCO Holdings LLC/Capital Corp., 144A, 5.750%, 02/15/26 (e)	2,000,000	1,970,000
CCO Holdings LLC/Capital Corp., 144A, 5.500%, 05/01/26 (e)	1,000,000	972,200
CCO Holdings LLC/Capital Corp., 144A, 5.125%, 05/01/27 (e)	975,000	914,672
Cequel Communications Holdings I, LLC/Capital Corp., 144A, 7.500%, 04/01/28 (e)	1,000,000	1,017,200
Cimpress NV, 144A, 7.000%, 06/15/26 (e)	950,000	974,938
Clear Channel Worldwide Holdings, Inc., 7.625%, 03/15/20	1,000,000	997,790
CSC Holdings LLC, 144A, 10.125%, 01/15/23 (e)	1,900,000	2,099,500
CSC Holdings LLC, 144A, 5.500%, 04/15/27 (e)	500,000	478,750
E.W. Scripps Co., The, 144A, 5.125%, 05/15/25 (e)	1,450,000	1,363,000
Harland Clarke Holdings Corp., 144A, 6.875%, 03/01/20 (e)	2,000,000	1,985,000
Harland Clarke Holdings Corp., 144A, 8.375%, 08/15/22 (e)	500,000	492,500
Nexstar Broadcasting, Inc., 144A, 6.125%, 02/15/22 (e)	1,150,000	1,181,625
Nexstar Broadcasting, Inc., 144A, 5.625%, 08/01/24 (e)	950,000	921,500

SEE NOTES TO FINANCIAL STATEMENTS	98

June 30, 2018

Schedule of Investments (Unaudited), continued

Pax High Yield Bond Fund, continued

Percent of Net Assets Name of Issuer and Title of Issue	Shares/ Principal/ Contracts	Value
BONDS, continued
CORPORATE BONDS, continued

Media, continued
Sinclair Television Group, Inc., 144A, 5.625%, 08/01/24 (e)	$1,250,000	$1,243,750
Sirius XM Radio, Inc., 144A, 6.000%, 07/15/24 (e)	900,000	919,125
Sirius XM Radio, Inc., 144A, 5.375%, 04/15/25 (e)	2,100,000	2,076,375
Sirius XM Radio, Inc., 144A, 5.375%, 07/15/26 (e)	1,950,000	1,881,750
Virgin Media Finance PLC, 144A, 6.000%, 10/15/24 (e)	950,000	907,298
Virgin Media Secured Finance PLC, 144A, 5.500%, 08/15/26 (e)	1,450,000	1,360,970
VTR Finance BV, 144A, 6.875%, 01/15/24 (e)	1,900,000	1,916,055
		40,457,655
Real Estate: 2.3%
Five Point Operating Co LP / Five Point Capital Corp., 144A, 7.875%, 11/15/25 (e)	950,000	970,188
Greystar Real Estate Partners LLC, 144A, 5.750%, 12/01/25 (e)	1,450,000	1,410,125
iStar, Inc., 5.000%, 07/01/19	950,000	948,219
iStar, Inc., 6.500%, 07/01/21	1,500,000	1,524,375
iStar, Inc., 6.000%, 04/01/22	1,000,000	1,002,500
iStar, Inc., 5.250%, 09/15/22	500,000	485,313
Kennedy-Wilson, Inc., 5.875%, 04/01/24	700,000	682,500
Kennedy-Wilson, Inc., 144A, 5.875%, 04/01/24 (e)	1,000,000	975,000
Starwood Property Trust, Inc., 144A, 3.625%, 02/01/21 (e)	1,000,000	980,000
		8,978,220
Retail: 3.4%
Albertsons Cos, Inc.,144A, 6.085%, 01/15/24 (e)(f)	950,000	954,750
KFC Holding/Pizza Hut Holdings/Taco Bell of America, 144A, 5.000%, 06/01/24 (e)	500,000	494,850
KFC Holding/Pizza Hut Holdings/Taco Bell of America, 144A, 4.750%, 06/01/27 (e)	1,900,000	1,800,250
New Red Finance, Inc., 144A, 4.250%, 05/15/24 (e)	1,950,000	1,805,000
New Red Finance, Inc., 144A, 5.000%, 10/15/25 (e)	1,950,000	1,854,840
PetSmart, Inc., 144A, 8.875%, 06/01/25 (e)	1,250,000	828,125
PetSmart, Inc., 144A, 5.875%, 06/01/25 (e)	2,000,000	1,550,200
Sally Holdings LLC/Capital, Inc., 5.625%, 12/01/25	1,900,000	1,762,250
SUPERVALU, Inc., 7.750%, 11/15/22	1,950,000	2,013,374
		13,063,639
Services: 3.9%
Algeco Global Finance PLC, 144A, 8.000%, 02/15/23 (e)	950,000	969,000
Aramark Services, Inc., 144A, 5.000%, 04/01/25 (e)	1,450,000	1,446,375
Aramark Services, Inc., 4.750%, 06/01/26	450,000	435,937
Aramark Services, Inc., 144A, 5.000%, 02/01/28 (e)	500,000	478,750
GFL Environmental, Inc., 144A, 5.375%, 03/01/23 (e)	1,900,000	1,762,250
Iron Mountain US Holdings, Inc., 144A, 5.375%, 06/01/26 (e)	475,000	453,625
Iron Mountain, Inc., 5.750%, 08/15/24	1,950,000	1,915,875

99	SEE NOTES TO FINANCIAL STATEMENTS

June 30, 2018

Schedule of Investments (Unaudited), continued

Pax High Yield Bond Fund, continued

Percent of Net Assets Name of Issuer and Title of Issue	Shares/ Principal/ Contracts	Value
BONDS, continued
CORPORATE BONDS, continued

Services, continued
KAR Auction Services, Inc., 144A, 5.125%, 06/01/25 (e)	$1,450,000	$1,388,375
Prime Security Services Borrower LLC/Finance, Inc., 144A, 9.250%, 05/15/23 (e)	811,000	865,499
Staples, Inc., 144A, 8.500%, 09/15/25 (e)	1,900,000	1,776,500
United Rentals North America, Inc., 5.750%, 11/15/24	1,900,000	1,938,000
West Corp., 144A, 8.500%, 10/15/25 (e)	1,500,000	1,376,250
		14,806,436
Technology & Electronics: 4.7%
CommScope Technologies LLC, 144A, 5.000%, 03/15/27 (e)	1,400,000	1,321,250
CommScope, Inc., 144A, 5.500%, 06/15/24 (e)	950,000	958,313
Dell International LLC/EMC Corp, 144A, 5.875%, 06/15/21 (e)	1,450,000	1,473,377
Dell International LLC/EMC Corp, 144A, 7.125%, 06/15/24 (e)	1,450,000	1,537,492
Exela Intermediate LLC/Finance, Inc., 144A, 10.000%, 07/15/23 (e)	975,000	1,000,594
First Data Corp., 144A, 7.000%, 12/01/23 (e)	950,000	991,876
First Data Corp., 144A, 5.000%, 01/15/24 (e)	2,900,000	2,889,125
HNA Echotech Panorama Cayman Co. Ltd., 144A, 8.000%, 04/15/21 (e)	1,600,000	1,576,000
Rackspace Hosting, Inc., 144A, 8.625%, 11/15/24 (e)	950,000	957,125
Syniverse Holdings, Inc., 9.125%, 01/15/19	1,021,000	1,016,532
TIBCO Software, Inc., 144A, 11.375%, 12/01/21 (e)	2,000,000	2,162,500
VeriSign, Inc., 4.750%, 07/15/27	950,000	910,528
Versum Materials, Inc., 144A, 5.500%, 09/30/24 (e)	950,000	965,580
		17,760,292
Telecommunications: 9.2%
CenturyLink, Inc., 7.500%, 04/01/24	1,400,000	1,442,000
CenturyLink, Inc., 5.625%, 04/01/25	1,450,000	1,373,875
Cogent Communications Group, Inc., 144A, 5.375%, 03/01/22 (e)	1,700,000	1,751,000
Equinix, Inc., 5.375%, 04/01/23	1,000,000	1,028,625
Equinix, Inc., 5.750%, 01/01/25	1,000,000	1,012,200
Equinix, Inc., 5.375%, 05/15/27	1,500,000	1,500,000
Frontier Communications Corp, 10.500%, 09/15/22	2,000,000	1,825,000
Frontier Communications Corp., 6.875%, 01/15/25	450,000	291,937
Frontier Communications Corp., 11.000%, 09/15/25	450,000	362,115
Frontier Communications Corp., 144A, 8.500%, 04/01/26 (e)	900,000	871,875
Level 3 Financing, Inc., 5.375%, 01/15/24	1,950,000	1,914,900
Level 3 Financing, Inc., 5.250%, 03/15/26	1,000,000	953,600
Level 3 Parent, LLC, 5.750%, 12/01/22	900,000	902,250
Sprint Capital Corp., 6.875%, 11/15/28	1,000,000	960,000
Sprint Communications, Inc., 7.000%, 08/15/20	1,400,000	1,452,500
Sprint Communications, Inc., 6.000%, 11/15/22	2,000,000	1,987,500

SEE NOTES TO FINANCIAL STATEMENTS	100

June 30, 2018

Schedule of Investments (Unaudited), continued

Pax High Yield Bond Fund, continued

BONDS, continued
CORPORATE BONDS, continued

Telecommunications, continued
Sprint Corp., 7.250%, 09/15/21	$2,400,000	$2,502,000
Sprint Corp., 7.875%, 09/15/23	1,000,000	1,039,375
Sprint Corp., 7.125%, 06/15/24	1,000,000	1,012,090
Sprint Corp., 7.625%, 03/01/26	1,000,000	1,022,500
Telecom Italia Capital SA, 7.721%, 06/04/38	950,000	1,026,000
T-Mobile USA, Inc., 6.000%, 04/15/24	2,000,000	2,075,000
T-Mobile USA, Inc., 6.375%, 03/01/25	1,000,000	1,037,700
T-Mobile USA, Inc., 5.125%, 04/15/25	500,000	503,750
T-Mobile USA, Inc., 6.500%, 01/15/26	1,000,000	1,033,750
Uniti Group, LP/CSL Capital LLC, 144A, 7.125%, 12/15/24 (e)	1,000,000	910,000
Windstream Services LLC, 7.750%, 10/15/20	2,000,000	1,805,000
Zayo Group LLC/ Zayo Capital, Inc., 6.375%, 05/15/25	1,400,000	1,431,500
		35,028,042
Transportation: 0.6%
Air Canada, 144A, 7.750%, 04/15/21 (e)	1,150,000	1,233,375
Great Lakes Dredge & Dock Corp., 8.000%, 05/15/22	1,000,000	1,025,000
		2,258,375
Utility: 1.7%
AES Corp./VA, 4.500%, 03/15/23	950,000	942,875
Atlantica Yield PLC, 144A, 7.000%, 11/15/19 (e)	1,900,000	1,976,000
NextEra Energy Operating Partners LP, 144A, 4.500%, 09/15/27 (e)	1,425,000	1,337,719
TerraForm Power Operating LLC, 144A, 4.250%, 01/31/23 (e)	1,000,000	967,500
TerraForm Power Operating LLC, 144A, 5.000%, 01/31/28 (e)	1,400,000	1,331,750
		6,555,844
TOTAL CORPORATE BONDS
(Cost $365,391,287)		358,706,715

LOANS: 0.6%

Retail: 0.6%
Charlotte Russe, Inc., 8.500%, 12/15/22 (b)	3,258,827	2,444,120
TOTAL LOANS
(Cost $7,378,780)

U.S. TREASURY NOTES: 0.7%
United States Treasury Note, 2.500%, 05/31/20	2,500,000	2,499,072
TOTAL U.S. TREASURY NOTES
(Cost $2,499,416)

TOTAL BONDS
(Cost $375,269,483)		363,649,907

CERTIFICATES OF DEPOSIT: 0.3%
Beneficial State Bank, 1.000%, 01/21/19	200,000	200,000
Self Help Credit Union, 1.300%, 01/04/19	100,000	100,000
Shared Interest, Inc., 0.700%, 09/30/18	500,000	500,000
Urban Partnership Bank, 0.300%, 07/01/18	100,000	100,539
Urban Partnership Bank, 0.300%, 08/03/18	100,225	100,225

TOTAL CERTIFICATES OF DEPOSIT
(Cost $1,000,764)		1,000,764

101	SEE NOTES TO FINANCIAL STATEMENTS

June 30, 2018

Schedule of Investments (Unaudited), continued

Pax High Yield Bond Fund, continued

Percent of Net Assets Name of Issuer and Title of Issue	Shares/ Principal/ Contracts	Value
MONEY MARKET: 2.8%
Beneficial State Bank Money Market Account, 0.200% (g)	$201,025	$201,025
State Street Institutional U.S. Government Money Market Fund, 1.820% (h)(i)	10,588,664	10,588,664
(Cost $10,789,689)		10,789,689

TOTAL INVESTMENTS: 98.9%
(Cost $390,798,928)		378,021,370

OTHER ASSETS AND LIABILITIES — (NET): 1.1%		4,318,385

NET ASSETS: 100.0%		$382,339,755

(a)	Non-income producing security.

(b)	Illiquid security.

(c)	Security valued using significant unobservable inputs.

(d)	Rounds to less than 0.05%

(e)	Security purchased pursuant to Rule 144A of the Securities Act of 1933 and may be resold only to qualified institutional buyers.

(f)	Rate shown reflects the accrual rate as of June 30, 2018 on securities with variable or step rates.

(g)	Rate shown represents annualized 30-day yield as of June 30, 2018.

(h)	Rate shown represents annualized 7-day yield as of June 30, 2018.

(i)	Premier Class shares

SEE NOTES TO FINANCIAL STATEMENTS	102

June 30, 2018

Schedule of Investments (Unaudited), continued

Pax Balanced Fund

Percent of Net Assets Name of Issuer and Title of Issue	Shares/ Principal	Value
AFFILIATED INVESTMENT COMPANIES: 99.3%
Pax Large Cap Fund (a)	62,910,357	$683,835,584
Pax Mid Cap Fund (a)	11,446,404	125,910,449
Pax ESG Beta Dividend Fund (a)	11,351,947	130,547,394
Pax Global Opportunities Fund (a)(b)	2,500,000	24,925,000
Pax Global Environmental Markets Fund (a)	635,307	9,707,495
Pax MSCI EAFE Leaders Index Fund (a)	17,623,909	154,385,447
Pax Core Bond Fund (a)	70,172,170	685,582,100

TOTAL AFFILIATED INVESTMENT COMPANIES
(Cost $1,736,844,777)		1,814,893,469

MONEY MARKET: 0.8%
State Street Institutional U.S. Government Money Market Fund, 1.820% (c)(d)	15,486,496	15,486,496
(Cost $15,486,496)

TOTAL INVESTMENTS: 100.1%
(Cost $1,752,331,273)		1,830,379,965

OTHER ASSETS AND LIABILITIES — (NET):- 0.1%		(1,392,966)

NET ASSETS: 100.0%		$1,828,986,999

(a)	Institutional Class shares

(b)	Non-income producing security

(c)	Rate shown represents annualized 7-day yield as of June 30, 2018.

(d)	Premier Class shares

103	SEE NOTES TO FINANCIAL STATEMENTS

June 30, 2018

Statements of Assets and Liabilities (Unaudited)

	Large Cap Fund	Mid Cap Fund	Small Cap Fund	ESG Beta Quality Fund
ASSETS
Investments, at cost - Note A	$563,952,548	$107,431,269	$673,982,806	$132,956,260

Investments in unaffiliated issuers, at value	$699,167,353	$128,480,040	$774,301,165	$211,018,103
Investments in affiliated issuers, at value	—	—	—	—
Total investments, at value - Note A1	699,167,353	128,480,040	774,301,165	211,018,103
Cash	87,031	—	—	—
Foreign currency at value (cost $10,404; $62,610; $1,191,303; $1,147,366; $24,605 and $304,739, respectively)	—	10,498	63,174	—
Prepaid expenses	36,375	21,998	63,005	1,145
Receivables:
Capital stock sold	32,251	32,098	2,533,922	29,159
Dividends and interest - Note A	222,033	56,493	414,232	163,429
Investment securities sold	12,271,558	—	6,193,081	—
Investment Adviser reimbursement	—	—	—	—
Other	7,341	1,086	12,335	7,572
Total Assets	711,823,942	128,602,213	783,580,914	211,219,408

LIABILITIES
Collateral on securities loaned, at value	12,657,744	984,206	1,654,648	836,583
Payables:
Capital stock reacquired	5,000	—	532,048	43,554
Investment securities purchased	10,310,350	—	5,215,318	—
Dividend payable - Note A	—	—	—	—
Payable to bank	—	—	—	—
Accrued expenses:
Investment advisory fees - Note B	377,038	80,540	499,517	113,919
Distribution expense	243	267	46,294	32,469
Trustees fees	—	—	—	—
Compliance expense	146	1,376	1,475	—
Transfer agent fees	9,590	—	173,884	—
Printing and other shareholder communication fees	4,198	3,822	—	1,145
Custodian fees	13,111	3,423	16,818	—
Legal and audit fees	24,738	17,091	24,965	—
Other accrued expenses	8,517	12,638	25,374	—
Total Liabilities	23,410,675	1,103,363	8,190,341	1,027,670
NET ASSETS	$688,413,267	$127,498,850	$775,390,573	$210,191,738

[1]	Investments at market value include securities loaned. At June 30, 2018, the Large Cap Fund, Mid Cap Fund, Small Cap Fund, ESG Beta Quality Fund, ESG Beta Dividend Fund, Global Environmental Markets Fund, Global Women’s Leadership Fund, EAFE ESG Leaders Fund and Core Bond Fund had total market values of securities on loan of $38,479,439; $8,205,243; $114,196,211; $6,305,929; $3,648,415; $1,284,604; $1,135,387; $95,410 and $22,296,453, respectively.

SEE NOTES TO FINANCIAL STATEMENTS	104

June 30, 2018

ESG Beta Dividend Fund	Global Opportunities Fund	Global Environmental Markets Fund	Global Women's Leadership Fund	EAFE ESG Leaders Index Fund	Core Bond Fund	High Yield Bond Fund	Balanced Fund

$103,731,946	$29,267,974	$625,360,198	$203,021,783	$590,590,276	$710,217,165	$390,798,928	$1,752,331,273

$131,906,068	$29,187,830	$704,186,917	$227,684,506	$639,916,579	$698,125,677	$378,021,370	$15,486,496
—	—	—	—	—	—	—	1,814,893,469
131,906,068	29,187,830	704,186,917	227,684,506	639,916,579	698,125,677	378,021,370	1,830,379,965
4,168	—	101,192	—	—	6,982	—	—
—	1,191,303	1,157,666	21,387	304,245	—	—	—
1,145	—	64,641	—	—	30,809	33,219	—

—	—	972,827	516,193	3,275,146	26,356	361,197	120,589
216,292	2,542	803,720	305,263	1,741,058	4,263,744	5,961,353	1,483,240
—	—	—	5,956	95,551	—	2,324,707	—
—	1,797	2,225	—	—	—	—	—
228	—	87,091	40,703	1,506,454	4,782	—	—
132,127,901	30,383,472	707,376,279	228,574,008	646,839,033	702,458,350	386,701,846	1,831,983,794

479,208	—	—	—	—	6,513,335	—	—

—	—	130,562	60,662	52,563	740	858,712	1,057,122
—	3,461,970	—	274,864	2,890,024	5,053,577	2,869,000	1,564,557
—	—	—	—	—	2,825	284,042	—
—	—	—	—	107,402	—	—	—

76,009	1,634	473,793	102,635	297,757	225,994	158,699	75,874
151	—	32,990	20,286	20,604	664	39,353	299,242
—	205	—	—	—	—	—	—
—	99	1,312	—	—	129	1,419	—
—	40	46,771	—	—	9,765	80,218	—
1,145	60	—	—	—	5,677	10,888	—
—	231	2,579	—	—	15,321	18,607	—
—	853	22,961	—	—	25,946	21,927	—
—	706	19,406	—	—	8,517	19,226	—
556,513	3,465,798	730,374	458,447	3,368,350	11,862,490	4,362,091	2,996,795
$131,571,388	$26,917,674	$706,645,905	$228,115,561	$643,470,683	$690,595,860	$382,339,755	$1,828,986,999

105	SEE NOTES TO FINANCIAL STATEMENTS

June 30, 2018

Statements of Assets and Liabilities (Unaudited), continued

	Large Cap Fund	Mid Cap Fund	Small Cap Fund	ESG Beta Quality Fund
NET ASSETS REPRESENTED BY:
Paid in Capital	$463,655,065	$100,201,449	$631,923,414	$122,094,394
Undistributed (distributions in excess of) net investment income	(39,472)	(18,467)	1,014,506	56,294
Accumulated net realized gain (loss)	89,582,869	6,267,021	42,133,838	9,979,532
Net unrealized appreciation (depreciation) of:
Investments and written options	135,214,805	21,048,771	100,318,359	78,061,843
Foreign currency translations	—	76	456	(325)
NET ASSETS	$688,413,267	$127,498,850	$775,390,573	$210,191,738

Investor Class
Net assets	$1,145,404	$1,285,979	$202,980,637	$149,443,708
Capital Shares Outstanding (unlimited/authorized)	105,466	116,966	12,182,463	7,566,343
Net asset value per share	$10.86	$10.99	$16.66	$19.75
Class A
Net assets			$19,788,797	$5,624,776
Capital Shares Outstanding (unlimited/authorized)			1,190,188	285,513
Net asset value per share			$16.63	$19.70
Institutional Class
Net assets	$687,267,863	$126,212,871	$552,621,139	$55,123,254
Capital Shares Outstanding (unlimited/authorized)	63,238,910	11,475,985	32,893,968	2,715,859
Net asset value per share	$10.87	$11.00	$16.80	$20.30

SEE NOTES TO FINANCIAL STATEMENTS	106

June 30, 2018

ESG Beta Dividend Fund	Global Opportunities Fund	Global Environmental Markets Fund	Global Women's Leadership Fund	EAFE ESG Leaders Index Fund	Core Bond Fund	High Yield Bond Fund	Balanced Fund

$103,060,378	$27,009,652	$615,928,703	$198,781,508	$613,513,561	$710,499,452	$450,460,278	$1,628,387,808
98,545	511	187,247	(41,540)	(1,693,384)	12,213	(213,769)	152,334
238,343	(4,695)	11,702,298	4,708,213	(17,645,143)	(7,824,317)	(55,129,195)	122,398,165

28,174,122	(80,144)	78,826,719	24,662,723	49,326,303	(12,091,488)	(12,777,559)	78,048,692
—	(7,650)	938	4,657	(30,654)	—	—	—
$131,571,388	$26,917,674	$706,645,905	$228,115,561	$643,470,683	$690,595,860	$382,339,755	$1,828,986,999

$726,692	$997	$139,277,894	$98,376,580	$99,336,377	$3,274,922	$183,130,485	$1,435,573,619
63,292	100	9,172,381	3,960,548	11,125,775	335,126	27,909,428	64,228,041
$11.48	$9.97	$15.18	$24.84	$8.93	$9.77	$6.56	$22.35

		$16,373,095				$6,706,601
		1,080,145				1,020,386
		$15.16				$6.57

$130,844,696	$26,916,677	$550,994,916	$129,738,981	$544,134,306	$687,320,938	$192,502,669	$393,413,380
11,378,247	2,700,874	36,051,892	5,198,406	62,128,429	70,335,026	29,442,366	17,324,850
$11.50	$9.97	$15.28	$24.96	$8.76	$9.77	$6.54	$22.71

107	SEE NOTES TO FINANCIAL STATEMENTS

For the Period Ended June 30, 2018

Statements of Operations (Unaudited)

	Large Cap Fund	Mid Cap Fund	Small Cap Fund	ESG Beta Quality Fund
Investment Income
Income
Dividends (net of foreign withholding tax of $0; $3,759; $22,622; $0; $0; $0; $544,062; $278,929; $1,582,111; $0; $0 and $0 respectively)	$4,967,486	$916,128	$4,666,802	$2,336,743
Dividends from affiliate - Note C	—	—	—	—
Interest	97,915	48,958	255,688	12,777
Income from securities lending - Note A	18,628	7,854	87,482	5,044
Other income - Note B	—	—	—	1,356
Total Income	5,084,029	972,940	5,009,972	2,355,920

Expenses
Investment advisory fees - Note B	2,317,988	502,558	3,018,273	685,702
Distribution expenses - Investor (Note B)	1,302	1,552	258,409	195,516
Distribution expenses - Class A (Note B)	—	—	30,094	3,519
Transfer agent fees - Note A	11,817	7,355	442,688	—
Printing and other shareholder communication fees	—	—	35,987	—
Custodian fees	30,507	8,876	36,635	—
Legal fees and related expenses	40,988	28,132	53,756	—
Trustees' fees and expenses - Note B	30,088	16,557	32,003	—
Compliance expense	8,233	6,949	8,390	—
Audit fees	24,734	17,088	24,961	—
Registration fees	22,307	20,349	40,452	—
Other expenses	11,989	2,628	13,819	—
Total Expenses	2,499,953	612,044	3,995,467	884,737
Less: Advisory fee waiver - Note B	—	—	—	—
Expenses assumed by Adviser - Note B	—	—	—	—
Net expenses	2,499,953	612,044	3,995,467	884,737
Net investment income	2,584,076	360,896	1,014,505	1,471,183
REALIZED AND UNREALIZED GAIN (LOSS) - Notes A and C
Net realized gain (loss) on:
Investments in unaffiliated issuers	66,921,843	3,738,258	24,107,412	9,296,242
Investment in affiliated issuers	—	—	—	—
Foreign currency transactions	—	(203)	(1,230)	(792)
Change in unrealized appreciation (depreciation) on:
Investments in unaffiliated issuers	(45,489,249)	(5,456,753)	(12,362,183)	(8,526,901)
Investment in affiliated issuers	—	—	—	—
Foreign currency translation	—	76	463	1,221
Net realized and unrealized gain (loss) on investments and foreign currency	21,432,594	(1,718,622)	11,744,462	769,770

Net increase in net assets resulting from operations	$24,016,670	$(1,357,726)	$12,758,967	$2,240,953

SEE NOTES TO FINANCIAL STATEMENTS	108

For the Period Ended June 30, 2018

ESG Beta Dividend Fund	Global Opportunities Fund	Global Environmental Markets Fund	Global Women's Leadership Fund	EAFE ESG Leaders Index Fund	Core Bond Fund	High Yield Bond Fund	Balanced Fund

$2,118,564	$874	$8,726,128	$3,328,306	$14,168,964	$13,738	$37,538	$68,142
—	—	—	—	—	—	—	16,321,974
8,712	1,668	132,504	2,527	2,753	10,398,175	11,733,662	288,030
2,106	—	3,550	2,573	7,556	37,387	—	—
—	—	4,401	1,574	1,727	12	13,039	223,088
2,129,382	2,542	8,866,583	3,334,980	14,181,000	10,449,312	11,784,239	16,901,234

474,075	1,765	2,689,657	626,960	1,880,255	1,363,981	989,862	479,466
657	—	184,724	115,874	151,178	3,975	237,115	1,834,343
—	—	20,088	—	—	—	7,434	—
—	40	297,833	—	—	12,520	219,190	—
—	60	17,106	—	—	—	26,912	—
—	231	53,014	—	—	44,975	40,026	—
—	289	43,581	—	—	39,246	38,383	—
—	205	25,873	—	—	28,846	22,688	—
—	99	7,911	—	—	8,177	7,518	—
—	564	22,958	—	—	25,942	24,701	—
—	674	40,532	—	—	22,307	34,733	—
—	32	15,618	—	—	12,198	7,397	—
474,732	3,959	3,418,895	742,834	2,031,433	1,562,167	1,655,959	2,313,809
—	(131)	—	(35,657)	—	—	—	—
—	(1,797)	(2,225)	—	—	—	—	—
474,732	2,031	3,416,670	707,177	2,031,433	1,562,167	1,655,959	2,313,809
1,654,650	511	5,449,913	2,627,803	12,149,567	8,887,145	10,128,280	14,587,425

206,320	—	12,227,164	221,196	(5,196,436)	(7,545,536)	(886,936)	(216,540)
—	—	—	—	—	—	—	2,967,771
—	(4,695)	(189,224)	60,372	(117,686)	—	—	—

(444,339)	(80,144)	(54,054,876)	(2,381,566)	(28,199,673)	(11,314,780)	(11,967,566)	—
—	—	—	—	—	—	—	(11,344,185)
—	(7,650)	10,919	3,279	(66,424)	—	—	—
(238,019)	(92,489)	(42,006,017)	(2,096,719)	(33,580,219)	(18,860,316)	(12,854,502)	(8,592,954)

$1,416,631	$(91,978)	$(36,556,104)	$531,084	$(21,430,652)	$(9,973,171)	$(2,726,222)	$5,994,471

109	SEE NOTES TO FINANCIAL STATEMENTS

Statements of Changes in Net Assets

	Large Cap Fund
	(Unaudited) Period Ended 6/30/18	Year Ended 12/31/17
Increase (Decrease) in Net Assets
Operations
Investment income, net	$2,584,076	$7,248,407
Net realized gain (loss) on investments and foreign currency transactions	66,921,843	98,387,289
Change in unrealized appreciation (depreciation) on investments and foreign currency translations	(45,489,249)	39,988,495
Net increase (decrease) in net assets resulting from operations	24,016,670	145,624,191
Distributions to shareholders from:
Net investment income
Investor Class	(3,199)	(4,736)
Class A
Institutional Class	(2,620,349)	(7,210,885)
Class R
Realized gains
Investor Class	—	(84,125)
Class A
Institutional Class	—	(79,554,457)
Class R
Total distributions to shareholders	(2,623,548)	(86,854,203)
From capital share transactions:
Investor Class
Proceeds from shares sold	579,181	717,200
Proceeds from reinvestment of distributions	3,169	86,920
Cost of shares redeemed	(243,330)	(4,493)
Net increase (decrease) from Investor Class transactions	339,020	799,627
Class A
Proceeds from shares sold
Proceeds from reinvestment of distributions
Cost of shares redeemed
Net increase from Class A transactions
Institutional Class
Proceeds from shares sold	1,704,611	2,544,197
Proceeds from reinvestment of distributions	2,612,291	86,548,028
Cost of shares redeemed	(57,022,741)	(219,225,445)
Net increase (decrease) from Institutional Class transactions	(52,705,839)	(130,133,220)
Class R
Proceeds from shares sold
Proceeds from reinvestment of distributions
Cost of shares redeemed
Net increase (decrease) from Class R transactions
Net increase (decrease) from capital share transactions	(52,366,819)	(129,333,593)
Net increase (decrease) in net assets	(30,973,697)	(70,563,605)
Net assets
Beginning of period	719,386,964	789,950,569
End of period (1)	$688,413,267	$719,386,964
(1) Includes undistributed net investment income (loss)	$(39,472)	$—

SEE NOTES TO FINANCIAL STATEMENTS	110

Mid Cap Fund		Small Cap Fund		ESG Beta Quality Fund
(Unaudited) Period Ended 6/30/18	Year Ended 12/31/17	(Unaudited) Period Ended 6/30/18	Year Ended 12/31/17	(Unaudited) Period Ended 6/30/18	Year Ended 12/31/17

$360,896	$680,244	$1,014,505	$2,969,938	$1,471,183	$2,567,507
3,738,055	13,181,376	24,106,182	21,960,809	9,295,450	7,104,679
(5,456,677)	5,874,723	(12,361,720)	45,319,689	(8,525,680)	30,253,019
(1,357,726)	19,736,343	12,758,967	70,250,436	2,240,953	39,925,205

(2,383)	(2,959)	—	(351,030)	(1,084,080)	(1,885,804)
		—	(58,113)	(40,556)	(68,358)
(376,980)	(651,484)	—	(2,071,336)	(455,823)	(538,531)
			—		—

—	(87,870)	—	(3,765,094)	—	(5,389,556)
		—	(566,632)	—	(184,711)
—	(10,183,452)	—	(8,413,570)	—	(1,358,085)
			—		—
(379,363)	(10,925,765)	—	(15,225,775)	(1,580,459)	(9,425,045)

126,779	910,461	17,201,956	61,624,298	3,536,289	11,581,693
2,378	90,616	—	3,938,892	1,056,657	7,125,272
(19,072)	(122,675)	(40,238,979)	(129,180,600)	(19,966,721)	(40,487,056)
110,085	878,402	(23,037,023)	(63,617,410)	(15,373,775)	(21,780,091)

		1,861,988	9,640,883	382,338	1,805,111
			578,488	38,464	238,860
		(9,410,048)	(24,878,475)	(398,728)	(1,587,676)
		(7,548,060)	(14,659,104)	22,074	456,295

132,961	169,169	119,588,720	268,927,524	16,369,985	18,310,653
376,980	10,834,936	—	8,708,526	423,212	1,646,124
(11,045,345)	(54,513,869)	(157,584,528)	(217,140,698)	(4,553,191)	(9,297,910)
(10,535,404)	(43,509,764)	(37,995,808)	60,495,352	12,240,006	10,658,867

			1,343,627		60,075
			—		—
			(5,989,744)		(1,766,489)
			(4,646,117)		(1,706,414)
(10,425,319)	(42,631,362)	(68,580,891)	(22,427,279)	(3,111,695)	(12,371,343)
(12,162,408)	(33,820,784)	(55,821,924)	32,597,382	(2,451,201)	18,128,817

139,661,258	173,482,042	831,212,497	798,615,115	212,642,939	194,514,122
$127,498,850	$139,661,258	$775,390,573	$831,212,497	$210,191,738	$212,642,939
$(18,467)	$—	$1,014,506	$—	$56,294	$165,570

111	SEE NOTES TO FINANCIAL STATEMENTS

Statements of Changes in Net Assets, continued

	ESG Beta Dividend Fund
	(Unaudited) Period Ended 6/30/18	Year Ended 12/31/17
Increase (Decrease) in Net Assets
Operations
Investment income, net	$1,654,650	$3,280,434
Net realized gain (loss) on investments and foreign currency transactions	206,320	212,681
Change in unrealized appreciation (depreciation) on investments and foreign currency translations	(444,339)	22,087,907
Net increase (decrease) in net assets resulting from operations	1,416,631	25,581,022
Distributions to shareholders from:
Net investment income
Investor Class	(7,423)	(6,438)
Class A
Institutional Class	(1,551,954)	(3,187,814)
Class R
Realized gains
Investor Class	—	(539)
Class A
Institutional Class	—	(229,153)
Class R
Total distributions to shareholders	(1,559,377)	(3,423,944)
From capital share transactions:
Investor Class
Proceeds from shares sold	382,474	367,609
Proceeds from reinvestment of distributions	7,239	6,555
Cost of shares redeemed	(19,577)	(53,240)
Net increase (decrease) from Investor Class transactions	370,136	320,924
Class A
Proceeds from shares sold
Proceeds from reinvestment of distributions
Cost of shares redeemed
Net increase from Class A transactions
Institutional Class
Proceeds from shares sold	261,147	35,312
Proceeds from reinvestment of distributions	1,551,949	3,416,958
Cost of shares redeemed	(20,000,306)	(13,000,000)
Net increase (decrease) from Institutional Class transactions	(18,187,210)	(9,547,730)
Class R
Proceeds from shares sold
Proceeds from reinvestment of distributions
Cost of shares redeemed
Net increase (decrease) from Class R transactions
Net increase (decrease) from capital share transactions	(17,817,074)	(9,226,806)
Net increase (decrease) in net assets	(17,959,820)	12,930,272
Net assets
Beginning of period	149,531,208	136,600,936
End of period (1)	$131,571,388	$149,531,208
(1) Includes undistributed net investment income (loss)	$98,545	$3,272

[1]	Commencement of Operations on June 27, 2018.

SEE NOTES TO FINANCIAL STATEMENTS	112

Global Opportunities Fund	Global Environmental Markets Fund		Global Women’s Leadership Fund
(Unaudited) Period Ended 6/30/18[1]	(Unaudited) Period Ended 6/30/18	Year Ended 12/31/17	(Unaudited) Period Ended 6/30/18	Year Ended 12/31/17

$511	$5,449,913	$2,817,286	$2,627,803	$2,543,490
(4,695)	12,037,940	17,876,323	281,568	6,246,932
(87,794)	(54,043,957)	87,077,900	(2,378,287)	23,053,549
(91,978)	(36,556,104)	107,771,509	531,084	31,843,971

—	(897,064)	(528,741)	(1,061,820)	(1,337,614)
	(106,456)	(56,756)
—	(4,201,257)	(2,014,280)	(1,525,459)	(1,252,556)
		—

—	—	(4,347,511)	—	(911,492)
	—	(430,243)
—	—	(11,964,232)	—	(928,150)
		—
—	(5,204,777)	(19,341,763)	(2,587,279)	(4,429,812)

1,000	13,468,445	40,712,990	16,912,066	24,804,794
—	853,408	4,691,395	999,212	2,120,984
—	(20,799,819)	(41,826,396)	(7,068,042)	(27,493,615)
1,000	(6,477,966)	3,577,989	10,843,236	(567,837)

	3,291,926	4,803,904
	90,651	438,414
	(1,417,150)	(5,977,573)
	1,965,427	(735,255)

27,008,652	173,739,736	194,316,210	40,853,680	51,128,743
—	3,434,108	12,649,209	1,258,103	1,718,620
—	(33,953,399)	(33,654,349)	(4,934,816)	(8,232,557)
27,008,652	143,220,445	173,311,070	37,176,967	44,614,806

		335,410
		—
		(3,425,230)
		(3,089,820)
27,009,652	138,707,906	173,063,984	48,020,203	44,046,969
26,917,674	96,947,025	261,493,730	45,964,008	71,461,128

—	609,698,880	348,205,150	182,151,553	110,690,425
$26,917,674	$706,645,905	$609,698,880	$228,115,561	$182,151,553
$511	$187,247	$(57,889)	$(41,540)	$(82,064)

113	SEE NOTES TO FINANCIAL STATEMENTS

Statements of Changes in Net Assets, continued

	EAFE ESG Leaders Index Fund
	(Unaudited) Period Ended 6/30/18	Year Ended 12/31/17
Increase (Decrease) in Net Assets
Operations
Investment income, net	$12,149,567	$14,135,032
Net realized gain (loss) on investments and foreign currency transactions	(5,314,122)	5,405,870
Change in unrealized appreciation (depreciation) on investments and foreign currency translations	(28,266,097)	96,432,097
Net increase (decrease) in net assets resulting from operations	(21,430,652)	115,972,999
Distributions to shareholders from:
Net investment income
Investor Class	(1,673,489)	(2,888,709)
Class A
Institutional Class	(10,167,516)	(12,664,542)
Class R
Realized gains
Investor Class	—	—
Class A
Institutional Class	—	—
Class R
Total distributions to shareholders	(11,841,005)	(15,553,251)
From capital share transactions:
Investor Class
Proceeds from shares sold	18,303,024	47,763,495
Proceeds from reinvestment of distributions	1,484,610	2,643,375
Cost of shares redeemed	(39,626,704)	(45,743,529)
Net increase (decrease) from Investor Class transactions	(19,839,070)	4,663,341
Class A
Proceeds from shares sold
Proceeds from reinvestment of distributions
Cost of shares redeemed
Net increase from Class A transactions
Institutional Class
Proceeds from shares sold	119,988,285	198,735,762
Proceeds from reinvestment of distributions	9,523,848	12,038,491
Cost of shares redeemed	(117,054,849)	(132,235,626)
Net increase (decrease) from Institutional Class transactions	12,457,284	78,538,627
Class R
Proceeds from shares sold		134,742
Proceeds from reinvestment of distributions		—
Cost of shares redeemed		(1,330,457)
Net increase (decrease) from Class R transactions		(1,195,715)
Net increase (decrease) from capital share transactions	(7,381,786)	82,006,253
Net increase (decrease) in net assets	(40,653,443)	182,426,001
Net assets
Beginning of period	684,124,126	501,698,125
End of period (1)	$643,470,683	$684,124,126
(1) Includes undistributed net investment income (loss)	$(1,693,384)	$(2,001,946)

SEE NOTES TO FINANCIAL STATEMENTS	114

Core Bond Fund		High Yield Bond Fund		Balanced Fund
(Unaudited) Period Ended 6/30/18	Year Ended 12/31/17	(Unaudited) Period Ended 6/30/18	Year Ended 12/31/17	(Unaudited) Period Ended 6/30/18	Year Ended 12/31/17

$8,887,145	$15,892,219	$10,128,280	$21,772,151	$14,587,425	$27,691,780
(7,545,536)	763,372	(886,936)	6,124,601	2,751,231	167,900,289
(11,314,780)	2,146,891	(11,967,566)	(2,055,990)	(11,344,185)	46,071,880
(9,973,171)	18,802,482	(2,726,222)	25,840,762	5,994,471	241,663,949

(37,474)	(42,304)	(4,732,150)	(11,466,516)	(25,236,307)	(8,898,099)
		(148,373)	(337,464)
(8,835,132)	(15,852,783)	(5,247,791)	(10,044,454)	(7,282,069)	(3,417,417)
			(14,343)		—

—	(4,364)	—	—	—	(144,857,198)
		—	—
—	(1,023,179)	—	—	—	(45,823,936)
			—		—
(8,872,606)	(16,922,630)	(10,128,314)	(21,862,777)	(32,518,376)	(202,996,650)

1,154,217	3,311,065	16,539,612	60,328,605	42,427,887	94,095,851
36,098	46,088	4,496,838	10,754,166	24,194,072	148,520,049
(797,974)	(494,080)	(33,709,592)	(100,590,330)	(107,921,223)	(380,905,789)
392,341	2,863,073	(12,673,142)	(29,507,559)	(41,299,264)	(138,289,889)

		1,577,674	2,521,209
		139,420	297,767
		(617,633)	(2,702,362)
		1,099,461	116,614

261,402	82,975,921	21,175,572	73,274,034	45,280,978	228,761,939
8,819,588	16,859,170	3,680,611	7,388,838	6,706,676	46,821,995
(50,772)	(7,051,447)	(31,394,147)	(42,536,098)	(157,543,360)	(49,604,993)
9,030,218	92,783,644	(6,537,964)	38,126,774	(105,555,706)	225,978,941

			58,321		421,792
			14,197		—
			(877,900)		(6,966,369)
			(805,382)		(6,544,577)
9,422,559	95,646,717	(18,111,645)	7,930,447	(146,854,970)	81,144,475
(9,423,218)	97,526,569	(30,966,181)	11,908,432	(173,378,875)	119,811,774

700,019,078	602,492,509	413,305,936	401,397,504	2,002,365,874	1,882,554,100
$690,595,860	$700,019,078	$382,339,755	$413,305,936	$1,828,986,999	$2,002,365,874
$12,213	$(2,326)	$(213,769)	$(213,735)	$152,334	$18,083,285

115	SEE NOTES TO FINANCIAL STATEMENTS

Statements of Changes in Net Assets—Shares of Beneficial Interest

	Large Cap Fund
	(Unaudited) Period Ended 6/30/18	Year Ended 12/31/17
Investor Class
Shares sold	53,367	66,582
Shares issued in reinvestment of distributions	289	8,190
Shares redeemed	(22,652)	(412)
Net increase (decrease) in shares outstanding	31,004	74,360

Class A
Shares sold
Shares issued in reinvestment of distributions
Shares redeemed
Net increase in shares outstanding

Institutional Class
Shares sold	157,405	239,386
Shares issued in reinvestment of distributions	237,697	8,150,188
Shares redeemed	(5,166,028)	(20,122,892)
Net increase (decrease) in shares outstanding	(4,770,926)	(11,733,318)

Class R
Shares sold
Shares issued in reinvestment of distributions
Shares redeemed
Net increase (decrease) in shares outstanding

	ESG Beta Dividend Fund
	(Unaudited) Period Ended 6/30/18	Year Ended 12/31/17
Investor Class
Shares sold	33,669	35,024
Shares issued in reinvestment of distributions	622	591
Shares redeemed	(1,681)	(4,934)
Net increase (decrease) in shares outstanding	32,610	30,681

Class A
Shares sold
Shares issued in reinvestment of distributions
Shares redeemed
Net increase in shares outstanding

Institutional Class
Shares sold	22,507	3,451
Shares issued in reinvestment of distributions	133,329	309,526
Shares redeemed	(1,746,259)	(1,199,017)
Net increase (decrease) in shares outstanding	(1,590,423)	(886,040)

Class R
Shares sold
Shares issued in reinvestment of distributions
Shares redeemed
Net increase (decrease) in shares outstanding

[1]	Commencement of Operations on June 27, 2018.

SEE NOTES TO FINANCIAL STATEMENTS	116

Mid Cap Fund		Small Cap Fund		ESG Beta Quality Fund
(Unaudited) Period Ended 6/30/18	Year Ended 12/31/17	(Unaudited) Period Ended 6/30/18	Year Ended 12/31/17	(Unaudited) Period Ended 6/30/18	Year Ended 12/31/17

11,523	80,710	1,062,265	3,987,956	177,645	637,330
214	8,156		257,954	52,834	366,696
(1,716)	(10,763)	(2,487,306)	(8,379,786)	(991,962)	(2,206,108)
10,021	78,103	(1,425,041)	(4,133,876)	(761,483)	(1,202,082)

		115,181	626,850	19,295	100,972
		—	38,071	1,928	12,339
		(579,444)	(1,588,940)	(20,208)	(83,645)
		(464,263)	(924,019)	1,015	29,666

11,978	15,072	7,309,681	17,270,957	791,045	964,010
33,962	974,870	—	563,915	20,594	82,437
(995,926)	(4,879,369)	(9,546,855)	(13,931,801)	(222,825)	(509,915)
(949,986)	(3,889,427)	(2,237,174)	3,903,071	588,814	536,532

			87,827		3,443
			—		—
			(395,092)		(98,567)
			(307,265)		(95,124)

Global Opportunities Fund	Global Environmental Markets Fund		Global Women’s Leadership Fund
(Unaudited) Period Ended 6/30/18[1]	(Unaudited) Period Ended 6/30/18	Year Ended 12/31/17	(Unaudited) Period Ended 6/30/18	Year Ended 12/31/17

100	844,501	2,749,891	671,566	1,082,859
—	55,669	294,192	39,809	88,070
—	(1,308,171)	(2,777,243)	(281,327)	(1,180,407)
100	(408,001)	266,840	430,048	(9,478)

	207,465	323,083
	5,925	27,546
	(89,531)	(386,717)
	123,859	(36,088)

2,700,874	10,840,353	12,731,664	1,610,738	2,182,540
—	222,705	788,198	49,885	70,269
—	(2,135,750)	(2,233,222)	(194,888)	(356,803)
2,700,874	8,927,308	11,286,640	1,465,735	1,896,006

		24,488
		—
		(238,517)
		(214,029)

117	SEE NOTES TO FINANCIAL STATEMENTS

Statements of Changes in Net Assets—Shares of Beneficial Interest, continued

	ESG Leaders Index Fund
	(Unaudited) Period Ended 6/30/18	Year Ended 12/31/17
Investor Class
Shares sold	1,943,187	5,515,881
Shares issued in reinvestment of distributions	166,064	296,232
Shares redeemed	(4,205,589)	(5,154,834)
Net increase (decrease) in shares outstanding	(2,096,338)	657,279

Class A
Shares sold
Shares issued in reinvestment of distributions
Shares redeemed
Net increase in shares outstanding

Institutional Class
Shares sold	12,945,674	22,849,844
Shares issued in reinvestment of distributions	1,085,958	1,367,862
Shares redeemed	(12,886,776)	(15,850,146)
Net increase (decrease) in shares outstanding	1,144,856	8,367,560

Class R
Shares sold		16,744
Shares issued in reinvestment of distributions		—
Shares redeemed		(156,425)
Net decrease in shares outstanding		(139,681)

SEE NOTES TO FINANCIAL STATEMENTS	118

Core Bond Fund		High Yield Bond Fund		Balanced Fund
(Unaudited) Period Ended 6/30/18	Year Ended 12/31/17	(Unaudited) Period Ended 6/30/18	Year Ended 12/31/17	(Unaudited) Period Ended 6/30/18	Year Ended 12/31/17

117,220	328,887	2,472,458	8,846,297	1,856,290	4,182,153
3,681	4,573	676,817	1,574,174	1,082,003	6,953,188
(81,432)	(48,656)	(5,042,646)	(14,741,633)	(4,731,063)	(16,590,657)
39,469	284,804	(1,893,371)	(4,321,162)	(1,792,770)	(5,455,316)

		237,571	368,582
		20,973	43,511
		(92,437)	(394,550)
		166,107	17,543

26,711	8,281,029	3,181,199	10,775,047	1,949,280	9,669,399
899,248	1,673,238	555,888	1,085,891	295,318	2,161,680
(5,185)	(696,120)	(4,738,748)	(6,257,459)	(3,916,172)	(2,191,046)
920,774	9,258,147	(1,001,661)	5,603,479	(1,671,574)	9,640,033

			8,593		18,244
			2,076		—
			(127,793)		(296,680)
			(117,124)		(278,436)

119	SEE NOTES TO FINANCIAL STATEMENTS

June 30, 2018

Financial Highlights

Selected data for a share outstanding throughout each period.

		Income (loss) from investment operations			Distributions to shareholders
	Net asset value, beginning of period	Net investment income[1]	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains
Large Cap Fund
Investor Class
Period Ended June 30, 2018 (Unaudited)	$10.56	$0.02	$0.31	$0.33	$0.03	$—
Year Ended December 31, 2017	9.91	0.09	1.95	2.04	0.09	1.30
Period Ended December 31, 2016[5]	10.00	—	(0.08)	(0.08)	0.01	—
Institutional Class
Period Ended June 30, 2018 (Unaudited)	$10.57	$0.04	$0.30	$0.34	$0.04	$—
Year Ended December 31, 2017	9.91	0.10	1.97	2.07	0.11	1.30
Period Ended December 31, 2016[5]	10.00	0.01	(0.09)	(0.08)	0.01	—

Mid Cap Fund
Investor Class
Period Ended June 30, 2018 (Unaudited)	$11.14	$0.01	$(0.14)	$(0.13)	$0.02	$—
Year Ended December 31, 2017	10.62	0.03	1.41	1.44	0.03	0.89
Period Ended December 31, 2016[6]	10.00	0.14	0.70	0.84	0.12	0.10
Institutional Class
Period Ended June 30, 2018 (Unaudited)	$11.14	$0.03	$(0.14)	$(0.11)	$0.03	$—
Year Ended December 31, 2017	10.61	0.05	1.42	1.47	0.05	0.89
Period Ended December 31, 2016[6]	10.00	0.14	0.71	0.85	0.14	0.10

[1]	Based on average shares outstanding during the period.
[2]	Total return represents aggregate total return for the period indicated, includes reinvestment of all dividends and distributions, and does not reflect the deduction of any applicable sales charges. Total returns for periods of less than one year have not been annualized.
[3]	Ratios representing periods of less than one year have been annualized.
[4]	Not annualized
[5]	Per share data is reflected from the Fund’s inception date of December 16, 2016.

SEE NOTES TO FINANCIAL STATEMENTS	120

June 30, 2018

				Ratios to average net assets[3]
Total distributions	Net asset value, end of period	Total return[2]	Net assets end of period (in $000’s)	Net expenses including reimbursements and waivers	Net investment income	Total expenses excluding reimbursements and waivers	Portfolio Turnover[4]

$0.03	$10.86	3.12%	$1,145	0.95%	0.51%	0.95%	31%
1.39	10.56	20.65%	786	0.95%	0.82%	0.95%	57%
0.01	9.91	(0.83%)	1	0.96%	1.06%	0.96%	3%[7]

$0.04	$10.87	3.23%	$687,268	0.70%	0.72%	0.70%	31%
1.41	10.57	20.96%	718,601	0.70%	0.94%	0.70%	57%
0.01	9.91	(0.83%)	789,950	0.71%	1.31%	0.71%	3%[7]

$0.02	$10.99	(1.17%)	$1,286	1.16%	0.30%	1.16%	25%
0.92	11.14	13.57%	1,191	1.14%	0.27%	1.14%	34%
0.22	10.62	8.35%	306	1.15%	1.82%	1.15%	53%[7]

$0.03	$11.00	(0.96%)	$126,213	0.91%	0.54%	0.91%	25%
0.94	11.14	13.91%	138,470	0.89%	0.45%	0.89%	34%
0.24	10.61	8.41%	173,176	0.90%	1.75%	0.90%	53%[7]

[6]	Per share data is reflected from the Fund’s inception date of March 31, 2016.
[7]	For purposes of calculating the turnover ratio for the Large Cap Fund and Mid Cap Fund, transactions related to the in-kind subscription have been excluded.

121	SEE NOTES TO FINANCIAL STATEMENTS

June 30, 2018

Financial Highlights, continued

Selected data for a share outstanding throughout each period.

		Income (loss) from investment operations			Distributions to shareholders
	Net asset value, beginning of period	Net investment income[1]	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains
Small Cap Fund
Investor Class
Period Ended June 30, 2018 (Unaudited)	$16.41	$0.01	$0.24	$0.25	$—	$—
Year Ended December 31, 2017	15.34	0.03	1.30	1.33	0.02	0.24
Year Ended December 31, 2016	13.30	0.12	2.26	2.38	0.10	0.24
Year Ended December 31, 2015	13.92	0.03	(0.56)	(0.53)	0.02	0.07
Year Ended December 31, 2014	13.58	0.12	0.83	0.95	0.10	0.51
Year Ended December 31, 2013	10.58	0.10	4.43	4.53	0.11	1.42
Class A
Period Ended June 30, 2018 (Unaudited)	$16.38	$—	$0.25	$0.25	$—	$—
Year Ended December 31, 2017	15.31	0.03	1.30	1.33	0.02	0.24
Year Ended December 31, 2016	13.28	0.12	2.25	2.37	0.10	0.24
Year Ended December 31, 2015	13.90	0.03	(0.56)	(0.53)	0.02	0.07
Year Ended December 31, 2014	13.56	0.13	0.83	0.96	0.11	0.51
Period Ended December 31, 2013[5]	11.83	0.13	3.15	3.28	0.13	1.42
Institutional Class
Period Ended June 30, 2018 (Unaudited)	$16.53	$0.03	$0.24	$0.27	$—	$—
Year Ended December 31, 2017	15.44	0.07	1.32	1.39	0.06	0.24
Year Ended December 31, 2016	13.38	0.16	2.27	2.43	0.13	0.24
Year Ended December 31, 2015	14.00	0.06	(0.56)	(0.50)	0.05	0.07
Year Ended December 31, 2014	13.65	0.16	0.83	0.99	0.13	0.51
Year Ended December 31, 2013	10.62	0.15	4.44	4.59	0.14	1.42

[1]	Based on average shares outstanding during the period.
[2]	Total return represents aggregate total return for the period indicated, includes reinvestment of all dividends and distributions, and does not reflect the deduction of any applicable sales charges. Total returns for periods of less than one year have not been annualized.
[3]	Ratios representing periods of less than one year have been annualized.

SEE NOTES TO FINANCIAL STATEMENTS	122

June 30, 2018

				Ratios to average net assets[3]
Total distributions	Net asset value, end of period	Total return[2]	Net assets end of period (in $000’s)	Net expenses including reimbursements and waivers	Net investment income	Total expenses excluding reimbursements and waivers	Portfolio Turnover[4]

$—	$16.66	1.52%	$202,981	1.18%	0.07%	1.18%	31%
0.26	16.41	8.77%	223,360	1.19%	0.18%	1.19%	56%
0.34	15.34	17.90%	272,159	1.19%	0.82%	1.19%	49%
0.09	13.30	(3.85%)	216,844	1.22%	0.20%	1.23%	48%
0.61	13.92	7.06%	103,508	1.24%	0.88%	1.37%	167%
1.53	13.58	43.24%	45,890	1.24%	0.75%	1.66%	162%

$—	$16.63	1.53%	$19,789	1.18%	0.05%	1.18%	31%
0.26	16.38	8.80%	27,100	1.19%	0.19%	1.19%	56%
0.34	15.31	17.85%	39,477	1.19%	0.84%	1.19%	49%
0.09	13.28	(3.87%)	28,394	1.22%	0.19%	1.23%	48%
0.62	13.90	7.10%	19,698	1.24%	0.91%	1.37%	167%
1.55	13.56	28.10%	3,151	1.24%	1.36%	1.66%	162%

$—	$16.80	1.63%	$552,621	0.93%	0.33%	0.93%	31%
0.30	16.53	9.10%	580,752	0.95%	0.45%	0.95%	56%
0.37	15.44	18.17%	482,315	0.94%	1.14%	0.94%	49%
0.12	13.38	(3.62%)	260,786	0.97%	0.44%	0.98%	48%
0.64	14.00	7.31%	77,469	0.99%	1.14%	1.11%	167%
1.56	13.65	43.64%	8,507	0.99%	1.10%	1.41%	162%

[4]	Not annualized
[5]	Per share data is reflected from class inception date of May 1, 2013.

123	SEE NOTES TO FINANCIAL STATEMENTS

June 30, 2018

Financial Highlights, continued

Selected data for a share outstanding throughout each period.

		Income (loss) from investment operations			Distributions to shareholders
	Net asset value, beginning of period	Net investment income[1]	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains
ESG Beta Quality Fund
Investor Class
Period Ended June 30, 2018 (Unaudited)	$19.69	$0.14	$0.06	$0.20	$0.14	$—
Year Ended December 31, 2017	16.90	0.23	3.45	3.68	0.23	0.66
Year Ended December 31, 2016	17.55	0.16	0.95	1.11	0.16	1.60
Year Ended December 31, 2015	18.26	0.03	0.38	0.41	0.03	1.09
Year Ended December 31, 2014	17.08	0.12	1.87	1.99	0.11	0.70
Year Ended December 31, 2013	13.50	0.03	3.96	3.99	0.04	0.37
Class A
Period Ended June 30, 2018 (Unaudited)	$19.65	$0.16	$0.03	$0.19	$0.14	$—
Year Ended December 31, 2017	16.86	0.23	3.45	3.68	0.23	0.66
Year Ended December 31, 2016	17.52	0.17	0.93	1.10	0.16	1.60
Year Ended December 31, 2015	18.23	0.04	0.38	0.42	0.04	1.09
Year Ended December 31, 2014	17.06	0.08	1.91	1.99	0.12	0.70
Period Ended December 31, 2013[5]	14.39	—	3.09	3.09	0.05	0.37
Institutional Class
Period Ended June 30, 2018 (Unaudited)	$20.23	$0.17	$0.07	$0.24	$0.17	$—
Year Ended December 31, 2017	17.34	0.28	3.55	3.83	0.28	0.66
Year Ended December 31, 2016	17.97	0.19	0.99	1.18	0.21	1.60
Year Ended December 31, 2015	18.66	0.08	0.39	0.47	0.07	1.09
Year Ended December 31, 2014	17.44	0.16	1.91	2.07	0.15	0.70
Year Ended December 31, 2013	13.76	0.07	4.03	4.10	0.05	0.37

ESG Beta Dividend Fund
Investor Class
Period Ended June 30, 2018 (Unaudited)	$11.50	$0.12	$(0.02)	$0.10	$0.12	$—
Year Ended December 31, 2017	9.86	0.22	1.67	1.89	0.23	0.02
Period Ended December 31, 2016[6]	9.96	0.01	(0.10)	(0.09)	0.01	—
Institutional Class
Period Ended June 30, 2018 (Unaudited)	$11.50	$0.14	$(0.01)	$0.13	$0.13	$—
Year Ended December 31, 2017	9.86	0.24	1.67	1.91	0.25	0.02
Period Ended December 31, 2016[6]	9.96	0.01	(0.10)	(0.09)	0.01	—

[1]	Based on average shares outstanding during the period.
[2]	Total return represents aggregate total return for the period indicated, includes reinvestment of all dividends and distributions, and does not reflect the deduction of any applicable sales charges. Total returns for periods of less than one year have not been annualized.
[3]	Ratios representing periods of less than one year have been annualized.
[4]	Not annualized.
[5]	Per share data is reflected from class inception date of May 1, 2013.
[6]	Per share data is reflected from the Fund’s inception date of December 16, 2016.

SEE NOTES TO FINANCIAL STATEMENTS	124

June 30, 2018

				Ratios to average net assets[3]
Total distributions	Net asset value, end of period	Total return[2]	Net assets end of period (in $000’s)	Net expenses including reimbursements and waivers	Net investment income	Total expenses excluding reimbursements and waivers	Portfolio Turnover[4]

$0.14	$19.75	1.03%	$149,444	0.90%	1.34%	0.90%	38%
0.89	19.69	21.89%	164,016	0.90%	1.25%	0.90%	36%
1.76	16.90	6.26%	161,041	1.07%	0.93%	1.09%	80%
1.12	17.55	2.20%	161,334	1.24%	0.18%	1.28%	26%
0.81	18.26	11.66%	159,794	1.26%	0.69%	1.32%	29%
0.41	17.08	29.61%	141,698	1.29%	0.18%	1.35%	27%

$0.14	$19.70	0.98%	$5,625	0.90%	1.33%	0.90%	38%
0.89	19.65	21.96%	5,589	0.90%	1.25%	0.90%	36%
1.76	16.86	6.24%	4,296	1.06%	0.96%	1.09%	80%
1.13	17.52	2.24%	3,251	1.24%	0.20%	1.28%	26%
0.82	18.23	11.68%	1,729	1.26%	0.47%	1.33%	29%
0.42	17.06	21.58%	289	1.29%	0.02%	1.35%	27%

$0.17	$20.30	1.17%	$55,123	0.65%	1.57%	0.65%	38%
0.94	20.23	22.22%	43,038	0.65%	1.48%	0.65%	36%
1.81	17.34	6.49%	27,580	0.84%	1.08%	0.84%	80%
1.16	17.97	2.50%	38,741	0.99%	0.44%	1.03%	26%
0.85	18.66	11.91%	37,629	1.01%	0.91%	1.07%	29%
0.42	17.44	29.93%	28,590	1.04%	0.48%	1.10%	27%

$0.12	$11.48	0.84%	$727	0.90%	2.10%	0.90%	33%
0.25	11.50	19.24%	353	0.90%	2.10%	0.90%	31%
0.01	9.86	(0.89%)	10	0.90%	1.93%	0.90%	0%[7]

$0.13	$11.50	1.10%	$130,845	0.65%	2.27%	0.65%	33%
0.27	11.50	19.44%	149,178	0.65%	2.31%	0.65%	31%
0.01	9.86	(0.89%)	136,601	0.65%	2.18%	0.65%	0%[7]

[7]	For purposes of calculating the turnover ratio for ESG Beta Dividend Fund, transactions related to the in-kind subscription have been excluded.

125	SEE NOTES TO FINANCIAL STATEMENTS

June 30, 2018

Financial Highlights, continued

Selected data for a share outstanding throughout each period.

		Income (loss) from investment operations				Distributions to shareholders
	Net asset value, beginning of period	Net investment income[1]		Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains
Global Opportunities Fund
Investor Class
Period Ended June 30, 2018[5] (Unaudited)	$10.00	$0.00	[6]	$(0.03)	$(0.03)	$—	$—
Institutional Class
Period Ended June 30, 2018[5] (Unaudited)	$10.00	$0.00	[6]	$(0.03)	$(0.03)	$—	$—

Global Environmental Markets Fund
Investor Class
Period Ended June 30, 2018 (Unaudited)	$16.11	$0.09		$(0.92)	$(0.83)	$0.10	$—
Year Ended December 31, 2017	13.16	0.07		3.40	3.47	0.05	0.47
Year Ended December 31, 2016	11.96	0.08		1.19	1.27	0.07	—
Year Ended December 31, 2015	12.25	0.04		(0.21)	(0.17)	0.04	0.08
Year Ended December 31, 2014	12.80	0.07		(0.42)	(0.35)	0.12	0.08
Year Ended December 31, 2013	9.88	0.07		3.07	3.14	0.20	0.02
Class A
Period Ended June 30, 2018 (Unaudited)	$16.09	$0.09		$(0.92)	$(0.83)	$0.10	$—
Year Ended December 31, 2017	13.14	0.07		3.40	3.47	0.05	0.47
Year Ended December 31, 2016	11.94	0.08		1.19	1.27	0.07	—
Year Ended December 31, 2015	12.23	0.04		(0.21)	(0.17)	0.04	0.08
Year Ended December 31, 2014	12.78	0.04		(0.38)	(0.34)	0.13	0.08
Period Ended December 31, 2013[7]	10.75	(0.02)		2.29	2.27	0.22	0.02
Institutional Class
Period Ended June 30, 2018 (Unaudited)	$16.22	$0.13		$(0.95)	$(0.82)	$0.12	$—
Year Ended December 31, 2017	13.24	0.10		3.44	3.54	0.09	0.47
Year Ended December 31, 2016	12.03	0.11		1.20	1.31	0.10	—
Year Ended December 31, 2015	12.31	0.07		(0.21)	(0.14)	0.06	0.08
Year Ended December 31, 2014	12.86	0.08		(0.40)	(0.32)	0.15	0.08
Year Ended December 31, 2013	9.92	0.09		3.10	3.19	0.23	0.02

[1]	Based on average shares outstanding during the period.
[2]	Total return represents aggregate total return for the period indicated, includes reinvestment of all dividends and distributions, and does not reflect the deduction of any applicable sales charges. Total returns for periods of less than one year have not been annualized.
[3]	Ratios representing periods of less than one year have been annualized.

SEE NOTES TO FINANCIAL STATEMENTS	126

June 30, 2018

				Ratios to average net assets[3]
Total distributions	Net asset value, end of period	Total return[2]	Net assets end of period (in $000’s)	Net expenses including reimbursements and waivers	Net investment income	Total expenses excluding reimbursements and waivers	Portfolio Turnover[4]

$—	$9.97	(0.30%)	$1	1.10%	0.00%	2.08%	0%

$—	$9.97	(0.30%)	$26,917	0.92%	0.23%	1.73%	0%

$0.10	$15.18	(5.17%)	$139,278	1.21%	1.33%	1.21%	8%
0.52	16.11	26.42%	154,325	1.23%	0.46%	1.26%	18%
0.07	13.16	10.62%	122,610	1.29%	0.61%	1.34%	30%
0.12	11.96	(1.45%)	104,712	1.40%	0.31%	1.41%	22%
0.20	12.25	(2.78%)	96,255	1.40%	0.56%	1.46%	27%
0.22	12.80	32.01%	94,214	1.40%	0.65%	1.54%	20%

$0.10	$15.16	(5.17%)	$16,373	1.21%	1.39%	1.21%	8%
0.52	16.09	26.45%	15,383	1.23%	0.47%	1.26%	18%
0.07	13.14	10.62%	13,042	1.30%	0.63%	1.34%	30%
0.12	11.94	(1.44%)	13,330	1.40%	0.30%	1.41%	22%
0.21	12.23	(2.73%)	9,763	1.40%	0.31%	1.46%	27%
0.24	12.78	21.32%	2,188	1.40%	(0.23%)	1.54%	20%

$0.12	$15.28	(5.08%)	$550,995	0.96%	1.71%	0.96%	8%
0.56	16.22	26.79%	439,991	0.98%	0.67%	1.02%	18%
0.10	13.24	10.91%	209,759	1.04%	0.86%	1.09%	30%
0.14	12.03	(1.21%)	133,930	1.15%	0.55%	1.16%	22%
0.23	12.31	(2.53%)	87,605	1.15%	0.63%	1.21%	27%
0.25	12.86	32.37%	42,898	1.15%	0.78%	1.29%	20%

[4]	Not annualized
[5]	Per share data is reflected from the Fund’s inception date of June 27, 2018.
[6]	Rounds to less than $0.01.
[7]	Per share data is reflected from class inception date of May 1, 2013.

127	SEE NOTES TO FINANCIAL STATEMENTS

June 30, 2018

Financial Highlights, continued

Selected data for a share outstanding throughout each period.

		Income (loss) from investment operations			Distributions to shareholders
	Net asset value, beginning of period	Net investment income[1]	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains
Global Women's Leadership Fund[5]
Investor Class
Period Ended June 30, 2018 (Unaudited)	$25.02	$0.26	$(0.17)	$0.09	$0.27	$—
Year Ended December 31, 2017	20.56	0.39	4.69	5.08	0.36	0.26
Year Ended December 31, 2016	19.75	0.39	0.79	1.18	0.37	—
Year Ended December 31, 2015	20.43	0.33	(0.53)	(0.20)	0.32	0.16
Year Ended December 31, 2014	21.78	0.47	0.84	1.31	0.45	2.21
Year Ended December 31, 2013	17.67	0.23	4.07	4.30	0.19	—
Institutional Class
Period Ended June 30, 2018 (Unaudited)	$25.13	$0.32	$(0.19)	$0.13	$0.30	$—
Year Ended December 31, 2017	20.65	0.43	4.73	5.16	0.42	0.26
Year Ended December 31, 2016	19.83	0.42	0.82	1.24	0.42	—
Year Ended December 31, 2015	20.52	0.38	(0.54)	(0.16)	0.37	0.16
Year Ended December 31, 2014	21.86	0.39	0.99	1.38	0.51	2.21
Year Ended December 31, 2013	17.71	0.29	4.08	4.37	0.22	—

EAFE ESG Leaders Index Fund
Investor Class
Period Ended June 30, 2018 (Unaudited)	$9.36	$0.12	$(0.40)	$(0.28)	$0.15	$—
Year Ended December 31, 2017	7.79	0.21	1.57	1.78	0.21	—
Year Ended December 31, 2016	8.13	0.20	(0.35)	(0.15)	0.19	—
Year Ended December 31, 2015	8.19	0.16	(0.08)	0.08	0.14	0.00	[9]
Period Ended December 31, 2014[6]	8.84	0.20	(0.70)	(0.50)	0.11	0.04
Institutional Class[7]
Period Ended June 30, 2018 (Unaudited)	$9.19	$0.18	$(0.44)	$(0.26)	$0.17	$—
Year Ended December 31, 2017	7.65	0.21	1.56	1.77	0.23	—
Year Ended December 31, 2016	7.99	0.21	(0.34)	(0.13)	0.21	—
Year Ended December 31, 2015	8.05	0.18	(0.08)	0.10	0.16	0.00	[9]
Year Ended December 31, 2014	8.84	0.34	(0.80)	(0.46)	0.29	0.04
Year Ended December 31, 2013	7.23	0.19	1.51	1.70	0.17	—

[1]	Based on average shares outstanding during the period.
[2]	Total return represents aggregate total return for the period indicated, includes reinvestment of all dividends and distributions, and does not reflect the deduction of any applicable sales charges. Total returns for periods of less than one year have not been annualized.
[3]	Ratios representing periods of less than one year have been annualized.
[4]	Not annualized.
[5]	Effective June 4, 2014, the Global Women’s Leadership Fund acquired the assets of the Pax World Global Women’s Equality Fund, Pax World Global Women’s Equality Fund (the “Predecessor Fund”) is treated as the survivor of the Reorganization for accounting and performance reporting purposes. Accordingly, all performance and other information shown for periods prior to June 4, 2014 is that of the Predecessor Fund and does not reflect the deduction of any applicable sales charges. Total returns for periods of less than one year have not been annualized.
[6]	Per share data is reflected from class inception date of March 31, 2014
[7]	Pax MSCI International ESG Index Fund acquired the assets of Pax World International Fund, a series of Pax World Funds Series Trust I, and the assets of Pax MSCI EAFE ESG Index ETF, a series of Pax World Funds Trust II, on March 31, 2014 (the “Reorganizations”). Pax MSCI EAFE ESG Index ETF (the “Predecessor Fund”) is treated as the survivor of the Reorganizations for accounting and performance reporting purposes. Accordingly, performance information shown for periods prior to the

SEE NOTES TO FINANCIAL STATEMENTS	128

June 30, 2018

				Ratios to average net assets[3]
Total distributions	Net asset value, end of period	Total return[2]	Net assets end of period (in $000’s)	Net expenses including reimbursements and waivers	Net investment income	Total expenses excluding reimbursements and waivers	Portfolio Turnover[4]

$0.27	$24.84	0.35%	$98,377	0.83%	2.39%	0.86%	28%[8]
0.62	25.02	24.86%	88,332	0.90%	1.69%	0.90%	56%[8]
0.37	20.56	6.01%	72,771	0.92%	1.93%	0.92%	49%[8]
0.48	19.75	(1.08%)	64,587	0.98%	1.62%	0.98%	50%[8]
2.66	20.43	5.95%	55,548	1.09%	2.13%	1.22%	134%[8]
0.19	21.78	24.56%	44,461	1.24%	1.17%	1.59%	28%

$0.30	$24.96	0.50%	$129,739	0.58%	2.73%	0.61%	28%[8]
0.68	25.13	25.14%	93,820	0.65%	1.84%	0.65%	56%[8]
0.42	20.65	6.30%	37,920	0.67%	2.09%	0.67%	49%[8]
0.53	19.83	(0.86%)	20,422	0.74%	1.85%	0.74%	50%[8]
2.72	20.52	6.21%	13,146	0.78%	1.73%	0.84%	134%[8]
0.22	21.86	24.88%	1,914	0.99%	1.51%	1.34%	28%

$0.15	$8.93	(2.96%)	$99,336	0.80%	3.42%	0.80%	20%[10]
0.21	9.36	23.01%	123,776	0.80%	2.38%	0.80%	42%[10]
0.19	7.79	(1.85%)	97,924	0.80%	2.55%	0.80%	44%[10]
0.14	8.13	0.91%	67,823	0.80%	1.94%	0.80%	86%[10]
0.15	8.19	(5.75%)	37,603	0.80%	2.27%	0.80%	36%[10,11]

$0.17	$8.76	(2.87%)	$544,134	0.55%	3.58%	0.55%	20%[10]
0.23	9.19	23.34%	560,348	0.55%	2.47%	0.55%	42%[10]
0.21	7.65	(1.63%)	402,694	0.55%	2.76%	0.55%	44%[10]
0.16	7.99	1.16%	324,651	0.55%	2.13%	0.55%	86%[10]
0.33	8.05	(5.49%)	89,098	0.55%	3.91%	0.55%	36%[10,11]
0.17	8.84	24.96%	58,549	0.55%	2.34%	0.55%	12%

Reorganization is that of the Predecessor Fund. Per share data shown for periods prior to the Reorganization has been restated to reflect the share conversion that occurred upon completion of the Reorganizations.

[8]	To manage cash flows, minimize trading costs and equitize cash balances in between trading blocks of securities, the Global Women’s Leadership Fund utilizes one or more exchange-traded funds (ETFs), the combination of which is intended to track the Fund’s broad-based benchmark. These investments are frequent and short-term, however, the Fund is required to include such ETF investment activity in the calculation of its portfolio turnover. Had such transactions been excluded, the portfolio turnover would have been 3% for the period ended June 30, 2018, 25% for the year ended December 31, 2017, 21% for the year ended December 31, 2016, 25% for the year ended December 31, 2015, and 99% for the year ended December 31, 2014.
[9]	Rounds to less than $0.01
[10]	To manage cash flows, minimize trading costs and equitize cash balances in between trading blocks of securities, the ESG Leaders Index Fund utilizes one or more exchange-traded funds (ETFs) which have an investment objective that tracks the Fund’s broad-based benchmark. These investments are frequent and short-term, however, the Fund is required to include such ETF investment activity in the calculation of its portfolio turnover. Had such transactions been excluded, the portfolio turnover would have been 8% for the period ended June 30, 2018, 16% for the year ended December 31, 2017, 10% for the year ended December 31, 2016, 8% for the year ended December 31, 2015, and 15% for the year ended December 31, 2014.
[11]	For purposes of calculating turnover ratio for the ESG Leaders Index Fund, transactions related to the Reorganization have been excluded.

129	SEE NOTES TO FINANCIAL STATEMENTS

June 30, 2018

Financial Highlights, continued

Selected data for a share outstanding throughout each period.

		Income (loss) from investment operations			Distributions to shareholders
	Net asset value, beginning of period	Net investment income[1]	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains
Core Bond Fund
Investor Class
Period Ended June 30, 2018 (Unaudited)	$10.04	$0.10	$(0.26)	$(0.16)	$0.11	$—
Year Ended December 31, 2017	10.01	0.21	0.04	0.25	0.21	0.01
Period Ended December 31, 2016[5]	9.93	0.01	0.08	0.09	0.01	—
Institutional Class
Period Ended June 30, 2018 (Unaudited)	$10.04	$0.13	$(0.27)	$(0.14)	$0.13	$—
Year Ended December 31, 2017	10.01	0.24	0.04	0.28	0.24	0.01
Period Ended December 31, 2016[5]	9.93	0.01	0.08	0.09	0.01	—

High Yield Bond Fund
Investor Class
Period Ended June 30, 2018 (Unaudited)	$6.78	$0.16	$(0.21)	$(0.05)	$0.17	$—
Year Ended December 31, 2017	6.71	0.35	0.07	0.42	0.35	—
Year Ended December 31, 2016	6.25	0.38	0.45	0.83	0.37	—
Year Ended December 31, 2015	7.03	0.40	(0.78)	(0.38)	0.40	—
Year Ended December 31, 2014	7.57	0.44	(0.53)	(0.09)	0.44	0.01
Year Ended December 31, 2013	7.53	0.46	0.07	0.53	0.48	0.01
Class A
Period Ended June 30, 2018 (Unaudited)	$6.79	$0.16	$(0.21)	$(0.05)	$0.17	$—
Year Ended December 31, 2017	6.72	0.35	0.07	0.42	0.35	—
Year Ended December 31, 2016	6.26	0.38	0.45	0.83	0.37	—
Year Ended December 31, 2015	7.04	0.40	(0.78)	(0.38)	0.40	—
Year Ended December 31, 2014	7.57	0.43	(0.51)	(0.08)	0.44	0.01
Period Ended December 31, 2013[8]	7.67	0.29	(0.08)	0.21	0.30	0.01
Institutional Class
Period Ended June 30, 2018 (Unaudited)	$6.75	$0.18	$(0.22)	$(0.04)	$0.17	$—
Year Ended December 31, 2017	6.68	0.36	0.08	0.44	0.37	—
Year Ended December 31, 2016	6.23	0.39	0.45	0.84	0.39	—
Year Ended December 31, 2015	7.01	0.42	(0.78)	(0.36)	0.42	—
Year Ended December 31, 2014	7.54	0.46	(0.52)	(0.06)	0.46	0.01
Year Ended December 31, 2013	7.50	0.47	0.05	0.52	0.47	0.01

[1]	Based on average shares outstanding during the period.
[2]	Total return represents aggregate total return for the period indicated, includes reinvestment of all dividends and distributions, and does not reflect the deduction of any applicable sales charges. Total returns for periods of less than one year have not been annualized.
[3]	Ratios representing periods of less than one year have been annualized.
[4]	Not annualized
[5]	Per share data is reflected from the Fund’s inception date of December 16, 2016.
[6]	For purposes of calculating the turnover rate for the Core Bond Fund, transactions related to the in-kind subscription have been excluded.

SEE NOTES TO FINANCIAL STATEMENTS	130

June 30, 2018

				Ratios to average net assets[3]
Total distributions	Net asset value, end of period	Total return[2]	Net assets end of period (in $000’s)	Net expenses including reimbursements and waivers	Net investment income	Total expenses excluding reimbursements and waivers	Portfolio Turnover[4]

$0.11	$9.77	(1.55%)	$3,275	0.71%	2.36%	0.71%	35%
0.22	10.04	2.56%	2,969	0.71%	2.11%	0.71%	60%
0.01	10.01	0.87%	109	0.74%	1.99%	0.74%	1%[6]

$0.13	$9.77	(1.43%)	$687,321	0.46%	2.61%	0.46%	35%
0.25	10.04	2.82%	697,050	0.46%	2.34%	0.46%	60%
0.01	10.01	0.93%	602,384	0.49%	2.23%	0.49%	1%[6]

$0.17	$6.56	(0.81%)	$183,130	0.97%	4.99%	0.97%	35%
0.35	6.78	6.37%	201,953	0.99%	5.14%	0.99%	91%
0.37	6.71	13.81%	228,936	0.99%	5.90%	0.99%	111%
0.40	6.25	(5.74%)	242,038	0.96%	5.82%	0.96%	78%
0.45	7.03	(1.41%)[7]	351,180	0.98%	5.81%	0.98%	74%
0.49	7.57	6.91%	472,484	0.96%	6.05%	0.96%	58%

$0.17	$6.57	(0.81%)	$6,707	0.97%	4.52%	0.97%	35%
0.35	6.79	6.36%	5,798	0.99%	5.13%	0.99%	91%
0.37	6.72	13.80%	5,623	0.98%	5.88%	0.98%	111%
0.40	6.26	(5.73%)	5,923	0.96%	5.87%	0.96%	78%
0.45	7.04	(1.27%)[7]	3,061	0.98%	5.80%	0.98%	74%
0.31	7.57	2.78%	786	0.96%	5.87%	0.96%	58%

$0.17	$6.54	(0.55%)	$192,503	0.72%	5.24%	0.72%	35%
0.37	6.75	6.64%	205,555	0.74%	5.37%	0.74%	91%
0.39	6.68	13.96%	166,051	0.74%	6.15%	0.74%	111%
0.42	6.23	(5.54%)	162,425	0.71%	6.08%	0.71%	78%
0.47	7.01	(1.05%)[7]	201,435	0.73%	6.07%	0.73%	74%
0.48	7.54	7.18%	187,522	0.71%	6.32%	0.71%	58%

[7]	In 2014, the Investment Adviser reimbursed the Fund $90,278 for a realized loss incurred by the Fund due to a trading error. Before the reimbursement from Adviser for the loss on trading error, the difference in the total return for the year would have been less than 0.005% for each class of shares.
[8]	Per share data is reflected from class inception date of May 1, 2013.

131	SEE NOTES TO FINANCIAL STATEMENTS

June 30, 2018

Financial Highlights, continued

Selected data for a share outstanding throughout each period.

		Income (loss) from investment operations			Distributions to shareholders
	Net asset value, beginning of period	Net investment income[1]	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains
Balanced Fund
Investor Class
Period Ended June 30, 2018 (Unaudited)	$22.66	$0.18	$(0.09)	$0.09	$0.40	$—
Year Ended December 31, 2017	22.34	0.30	2.55	2.85	0.20	2.33
Year Ended December 31, 2016	21.76	0.29	0.97	1.26	0.29	0.39
Year Ended December 31, 2015	23.70	0.25	(0.37)	(0.12)	0.20	1.62
Year Ended December 31, 2014	24.47	0.23	1.72	1.95	0.22	2.50
Year Ended December 31, 2013	23.73	0.28	3.54	3.82	0.21	2.87
Institutional Class
Period Ended June 30, 2018 (Unaudited)	$23.01	$0.24	$(0.11)	$0.13	$0.43	$—
Year Ended December 31, 2017	22.63	0.41	2.53	2.94	0.23	2.33
Year Ended December 31, 2016	22.04	0.35	0.98	1.33	0.35	0.39
Year Ended December 31, 2015	23.97	0.32	(0.37)	(0.05)	0.26	1.62
Year Ended December 31, 2014	24.73	0.29	1.74	2.03	0.29	2.50
Year Ended December 31, 2013	23.94	0.35	3.58	3.93	0.27	2.87

[1]	Based on average shares outstanding during the period.
[2]	Total return represents aggregate total return for the period indicated, includes reinvestment of all dividends and distributions, and does not reflect the deduction of any applicable sales charges. Total returns for periods of less than one year have not been annualized.
[3]	Ratios representing periods of less than one year have been annualized.
[4]	Not annualized
[5]	The expense ratio of the Balanced Fund does not include indirect expenses of the underlying funds in which the Fund invests.

SEE NOTES TO FINANCIAL STATEMENTS	132

June 30, 2018

				Ratios to average net assets[3]
Total distributions	Net asset value, end of period	Total return[2]	Net assets end of period (in $000’s)	Net expenses including reimbursements and waivers	Net investment income	Total expenses excluding reimbursements and waivers	Portfolio Turnover[4]

$0.40	$22.35	0.39%[6]	$1,435,574	0.30%[5]	1.48%[6]	0.30%[5]	4%
2.53	22.66	13.16%	1,496,146	0.29%	1.33%	0.30%	14%
0.68	22.34	5.81%	1,596,717	0.77%	1.31%	0.87%	49%
1.82	21.76	(0.53%)	1,596,682	0.87%	1.08%	0.90%	61%
2.72	23.70	8.00%	1,740,414	0.91%	0.91%	0.92%	52%
3.08	24.47	16.34%	1,771,519	0.91%	1.12%	0.92%	62%

$0.43	$22.71	0.55%[6]	$393,413	0.05%[5]	1.64%[6]	0.05%[5]	4%
2.56	23.01	13.42%	506,220	0.04%	1.79%	0.05%	14%
0.74	22.63	6.06%	279,574	0.52%	1.56%	0.62%	49%
1.88	22.04	(0.23%)	256,640	0.62%	1.34%	0.65%	61%
2.79	23.97	8.21%	248,979	0.66%	1.16%	0.67%	52%
3.14	24.73	16.70%	225,325	0.66%	1.37%	0.67%	62%

Indirect expenses of the underlying funds for the period of January 1, 2018 through June 30, 2018 were 0.61% and for the year ended December 31, 2017 were 0.61%.

[6]	In 2018, the Adviser reimbursed the Fund for expense overpayments related to transfer agent fees in the amount of $223,088 (see Note B). Before the reimbursement by the adviser, total returns for Investor Class and Institutional Class would have remained the same at 0.39% and 0.55%, respectively. The Net Investment Income for Investor Class and Institutional Class would have been 1.46% and 1.62%, respectively.

133	SEE NOTES TO FINANCIAL STATEMENTS

June 30, 2018

Notes to Financial Statements (Unaudited)

Pax World Funds Series Trust I and Pax World Fund Series Trust III

NOTE A—Organization and Summary of Significant Accounting Policies

Organization Pax World Funds Series Trust I (“Trust I”), which is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), is an open-end management investment company organized under the laws of the Commonwealth of Massachusetts on May 25, 2006. As of June 30, 2018, Trust I offered eleven investment funds: Pax Large Cap Fund (the “Large Cap Fund”), Pax Mid Cap Fund (the “Mid Cap Fund”), Pax Small Cap Fund (the “Small Cap Fund”), Pax ESG Beta Quality Fund (the “ESG Beta Quality Fund”), Pax ESG Beta Dividend Fund (the “ESG Beta Dividend Fund”), Pax Global Opportunities Fund (the “Global Opportunities Fund”), Pax Global Environmental Markets Fund (the “Global Environmental Markets Fund”), Pax MSCI EAFE ESG Leaders Index Fund (the “EAFE ESG Leaders Fund”), Pax Core Bond Fund (the “Core Bond Fund”), Pax High Yield Bond Fund (the “High Yield Bond Fund”), and Pax Balanced Fund (the “Balanced Fund”).

Pax World Funds Series Trust III (“Trust III”) is an open-end management investment company that was organized under the laws of the Commonwealth of Massachusetts on December 4, 2013 and registered under the 1940 Act. Pax Ellevate Global Women’s Leadership Fund (the “Global Women’s Leadership Fund”) is a diversified series of Trust III.

These financial statements relate to all funds (each a “Fund”, collectively, the “Funds”) offered under both Trust I and Trust III (each a “Trust”, collectively, the “Trusts”).

Effective June 27, 2018, the Global Opportunities Fund commenced operations.

The Large Cap Fund, Mid Cap Fund, ESG Beta Dividend Fund, Global Opportunities Fund, Global Women’s Leadership Fund, EAFE ESG Leaders Fund, Core Bond Fund and Balanced Fund each offer two classes of shares—Investor Class shares and Institutional Class shares. The Small Cap Fund, ESG Beta Quality Fund, Global Environmental Markets Fund and High Yield Bond Fund each offer three classes of shares—Investor Class shares, Class A shares and Institutional Class shares. Although all share classes generally have identical voting, dividend and liquidation rights, each class votes separately when required by law. Different share classes pay different distribution amounts to the extent the expenses of such classes differ, and distributions in liquidation will be proportional to the net asset value of each share class. Each share class has its own expense structure and sales charges, as applicable.

134

June 30, 2018

The Funds seek to avoid investing in issuers that their investment adviser has determined are involved in the manufacture or sale of weapons or manufacture of tobacco products or engage in business practices that their investment adviser determines to be sub-standard from an ESG or sustainability perspective in relation to their industry, sector, asset class or universe peers.

The Large Cap Fund’s investment objective is to seek long-term growth of capital. The Fund seeks to achieve this objective by investing, under normal market conditions, at least 80% of its assets in equity securities (such as common stocks, securities convertible into common or preferred stocks and warrants) of companies that, when purchased, have market capitalizations within the range of the Standard & Poor’s 500 Index as measured by market capitalization.

The Mid Cap Fund’s investment objective is to seek long-term growth of capital. The Fund seeks to achieve this objective by investing, under normal market conditions, at least 80% of its assets in equity securities (such as common stocks, securities convertible into common or preferred stocks and warrants) of companies that, when purchased, have capitalizations within the range of the Russell Midcap Index as measured by market capitalization.

The Small Cap Fund’s investment objective is to seek long-term growth of capital. The Fund seeks to achieve this objective by investing, under normal market conditions, at least 80% of its assets in equity securities (such as common stocks, securities convertible into common or preferred stocks and warrants) of companies that, when purchased, have capitalizations within the range of the Russell 2000 Index as measured by market capitalization.

The ESG Beta Quality Fund’s investment objective is to seek long-term growth of capital. The Fund seeks to achieve this objective by investing, under normal market conditions, primarily in large-capitalization domestic equity securities that the Adviser believes have strong Environmental, Social and Governance (ESG) profiles and that exhibit higher “quality” characteristics and reasonable valuations.

The ESG Beta Dividend Fund’s primary investment objective is income and capital appreciation. As a secondary objective and to the extent consistent with its primary investment objective, the ESG Beta Dividend Fund seeks capital preservation. The Fund seeks to achieve its investment objective by investing, under normal market conditions, at least 80% of its assets in equity securities that pay dividends.

The Global Opportunities Fund’s investment objective is to seek long term growth of capital by investing in companies benefiting from the transition to a more sustainable global economy. The Fund seeks to achieve this objective by investing,

135

June 30, 2018

Notes to Financial Statements (Unaudited), continued

under normal market conditions, at least 80% of its net assets in companies located around the world, including at least 40% of its net assets in securities of companies that its Adviser or Sub-Adviser believe will benefit from the transition to a more sustainable global economy - the shift away from a depletive economy to one that preserves ecological and societal balance for the benefit of future generations. The Fund seeks to invest in companies with durable business models that are well-positioned to benefit from or avoid the risks associated with this transition. Under normal market conditions, the Global Opportunities Fund will invest primarily in equity securities (such as common stocks, preferred stocks and securities convertible into common or preferred stocks) of companies organized or located outside the United States or doing a substantial amount of business outside the United States, including those located in emerging markets.

The Global Environmental Markets Fund’s investment objective is to seek long term growth of capital by investing in innovative companies around the world whose businesses and technologies focus on environmental markets, including alternative energy and energy efficiency; water infrastructure technologies and pollution control; environmental support services and waste management technologies; and sustainable food, agriculture and forestry. The Fund seeks to achieve this objective by investing, under normal market conditions, at least 80% of its net assets in the foregoing companies and will invest primarily in equity securities (such as common stocks, preferred stocks and securities convertible into common and preferred stocks) of companies located around the world, including at least 40% of its nets assets in securities of non-U.S. issuers, including those located in emerging markets.

The Global Women’s Leadership Fund’s investment objective is to seek investment returns that closely correspond to or exceed the price and yield performance, before fees and expenses, of the Pax Global Women’s Leadership Index (the “Women’s Index”), while maintaining risk characteristics that the Adviser believes are generally similar to those of the Women’s Index. The Fund seeks to achieve this objective by investing, under normal market conditions, more than 80% of its total assets in the component securities of the Women’s Index and in American depositary receipts, global depositary receipts and euro depositary receipts representing the component securities of the Women’s Index, including at least 40% of its net assets (unless market conditions are not deemed favorable, in which case the Global Women’s Leadership Fund would normally invest at least 30% of its assets) in companies organized or located outside the U.S. or doing a substantial amount of business outside the U.S.

The EAFE ESG Leaders Fund’s investment objective is to seek investment returns that closely correspond to the price and yield performance, before fees and expenses, of the MSCI EAFE ESG Leaders Index. The Fund seeks to achieve this objective

136

June 30, 2018

by investing, under normal circumstances, more than 80% of its total assets in the component securities of the MSCI EAFE ESG Leaders Index and in American depositary receipts, global depositary receipts and euro depositary receipts representing the component securities of the MSCI EAFE ESG Leaders Index.

The Core Bond Fund’s investment objective is to seek income and conservation of principal. The Fund seeks to achieve this objective by investing, under normal market conditions, at least 80% of its assets in bonds, which include debt obligations such as mortgage-related securities, securities issued by the United States Government or its agencies and instrumentalities, municipal bonds, corporate bonds and high-impact bonds (which provide financing to support solutions to global sustainability challenges) across the spectrum of issuers, each of which is, at the time of purchase, rated at least investment grade (rated BBB- or higher by Standard and Poor’s Ratings Group or Baa3 or higher by Moody’s Investors Service) or unrated and determined by the Adviser to be of comparable quality.

The High Yield Bond Fund’s primary investment objective is to seek high current income. As a secondary investment objective, the High Yield Bond Fund seeks capital appreciation. The Fund seeks to achieve this objective by investing, under normal market conditions, at least 80% of its assets in high-yield, fixed income securities (such as bonds, notes or debentures) that are rated below BBB- by Standard & Poor’s Ratings Group or below Baa3 by Moody’s Investors Service, similarly rated by another major rating service, or unrated and determined by the High Yield Bond Fund’s investment adviser to be of comparable quality. These fixed income securities are commonly referred to as “junk bonds.”

The Balanced Fund’s primary investment objective is to seek income and conservation of principal. As a secondary investment objective, the Fund seeks long-term growth of capital. The Fund uses a team approach to allocate among multiple underlying funds managed by the Adviser (“Underlying Funds”) in order to seek to achieve its investment objectives. The Adviser will allocate the Fund’s assets among Underlying Funds in its sole discretion. The Fund seeks to achieve its investment objectives, under normal market conditions, by investing (directly or indirectly through the use of Underlying Funds) approximately 50%-75% of its assets in equity securities (such as common stocks, preferred stocks and securities convertible into common or preferred stocks) and 25%-50% of its assets in debt securities (including but not limited to debt securities convertible into equity securities).

Under the Trusts’ organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trusts. Additionally, in the normal course of business, the Trusts

137

June 30, 2018

Notes to Financial Statements (Unaudited), continued

enter into contracts with service providers that contain general indemnification clauses. The Trusts’ maximum exposure under these arrangements is unknown as this could involve future claims that may be made against the Trusts that have not yet occurred. However, based on experience, the Trusts expect this risk of loss to be remote.

Accounting Estimates The preparation of financial statements in conformity with U.S. generally accepted accounting principles (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The Funds apply Investment Company accounting and reporting guidance.

Valuation of Investments For purposes of calculating the net asset value (“NAV”), determined ordinarily as of the close of regular trading (normally 4:00 p.m. Eastern time) (the “NYSE Close”) on the New York Stock Exchange (“NYSE”) on each day that the NYSE is open for trading, the Funds normally use pricing data for domestic equity securities received shortly after the NYSE Close and do not normally take into account trading, clearances or settlements that take place after the NYSE Close. U.S. fixed income and non-U.S. securities are normally priced using data reflecting the earlier closing of the principal markets for those securities, subject to possible fair value adjustments. Information that becomes known to the Funds or their agents after NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or NAV determined earlier that day.

For the purpose of these financial statements, fair values for various types of securities and other instruments are determined on the basis of closing prices or last sales prices on an exchange or other market, or based on quotes or other market information obtained from quotation reporting systems, established market makers or pricing services. Short-term investments having a maturity of 60 days or less are generally valued at amortized cost, which approximates fair value.

Investments denominated in currencies other than the U.S. dollar are converted to U.S. dollars using exchange rates obtained from pricing services. As a result, the NAV of a Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar.

If market quotations are not readily available (including in cases when available market quotations are deemed to be unreliable), the Funds’ investments will be valued as determined in good faith pursuant to policies and procedures approved

138

June 30, 2018

by the Boards of Trustees (so called “fair value pricing”). Fair value pricing may require subjective determinations about the value of a security or other asset, and fair values used to determine a Fund’s NAV may differ from quoted or published prices, or from prices that are used by others, for the same investments. Also, the use of fair value pricing may not always result in adjustments to the prices of securities or other assets held by a Fund. The Boards have delegated to the Advisers’ Best Execution and Valuation Committee the day-to-day responsibility for making fair value pricing determinations with respect to Fund holdings. The Best Execution and Valuation Committee is comprised of representatives of the Advisers, including several members of the Portfolio Management team, the Director of Trading, the Chief Compliance Officer and the Chief Financial Officer. One of the functions of the Best Execution and Valuation Committee is to value securities where current and reliable market quotations are not readily available. The Committee meets periodically and reports to the Board at each quarterly meeting regarding any securities for which fair value pricing was employed during the previous quarter. All actions taken by the Best Execution and Valuation Committee are reviewed and ratified by the Boards.

The Funds may determine that market quotations are not readily available due to events relating to a single issuer (e.g., corporate actions or announcements) or events relating to multiple issuers (e.g., governmental actions or natural disasters). The Funds may determine the fair value of investments based on information provided by pricing services and other third-party vendors, which may recommend fair value prices or adjustments with reference to other securities, indices or assets. In considering whether fair value pricing is required and in determining fair values, the Funds may, among other things, consider significant events (which may be considered to include changes in the value of U.S. securities or securities indices) that occur after the close of the relevant market and the usual time of valuation. At June 30, 2018, four securities were fair valued in good faith pursuant to policies and procedures approved by the Boards of Trustees. The Core Bond Fund held one security fair valued at $276,251, representing 0.04% of the Fund’s net asset value and the High Yield Bond Fund held three securities fair valued at $345,130, representing 0.09% of the Fund’s net asset value.

For those Funds that invest in non-U.S. securities, investors should be aware that many securities markets and exchanges outside the U.S. close prior to the close of the NYSE, and the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the NYSE. As a result, the Funds’ fair value pricing procedures require the Funds to consider changes in the fair value of non-U.S. securities between the time of the closing of the local market’s exchange and the close of the NYSE.

139

June 30, 2018

Notes to Financial Statements (Unaudited), continued

Generally, if there has been a movement in the U.S. market that exceeds a specified threshold, the Funds will assess whether the closing price on the local exchange is still appropriate. Although the threshold may be revised from time to time and the number of days on which fair value prices will be used will depend on market activity, it is possible that fair value prices will be used by the Funds to a significant extent. The value determined for an investment using the Funds’ fair value pricing procedures may differ from recent market prices for the investment.

Fair Value Measurements Fair value is defined as the price that the Fund would receive upon selling an investment in an orderly transaction between market participants. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below.

● Level 1	– unadjusted quoted prices in active markets for identical investments

● Level 2	– other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

● Level 3	– significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of investments)

Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following is a general summary of valuation inputs and classifications for different categories of securities.

Equity Securities Equity securities, including common stocks, preferred stocks and exchange-traded funds, for which market quotations are readily available, valued at the last reported sale price or official closing price as reported by an independent pricing service, are generally categorized as Level 1 in the hierarchy. Non-U.S. equity securities may also be valued at official close, or may be valued based on the fair value pricing procedures noted above. When third-party fair value pricing of foreign securities methods are applied, they are generally categorized as Level 2. To the extent that inputs for equity securities are unobservable, values are categorized as Level 3 in the hierarchy.

140

June 30, 2018

Fixed Income Securities Fixed income securities, including Corporate Bonds (both investment-grade and high-yield), U.S. Treasury Obligations, Government Bonds, Mortgage-Backed and Asset-Backed Securities, Bank Loans and Municipal Bonds, are valued at evaluated prices received from independent pricing services, which are evaluated using various inputs and techniques which may include trade activity, broker-dealer quotes, yield curves, coupon rates, default rates, cash flows, models and other inputs, and are generally categorized as Level 2 in the hierarchy. To the extent that inputs for fixed income securities are unobservable, values are categorized as Level 3 in the hierarchy.

Affiliated and Unaffiliated Investment Companies Investments in mutual funds are valued at the Funds’ closing net asset value and are generally categorized as Level 1.

Short-term Investments Short-term securities, including repurchase agreements, with remaining maturities of 60 days or less, which are valued at amortized cost, are generally categorized as Level 2 in the hierarchy.

The following is a summary of the inputs used to value the Funds’ net assets as of June 30, 2018:

	Level 1	Level 2	Level 3*	Totals
Large Cap
Common Stocks	$676,774,742	$—	$—	$676,774,742
Cash Equivalents	22,392,611	—	—	22,392,611
Total	$699,167,353	$—	$—	$699,167,353
Mid Cap
Common Stocks	$121,420,245	$—	$—	$121,420,245
Cash Equivalents	7,059,795	—	—	7,059,795
Total	$128,480,040	$—	$—	$128,480,040
Small Cap
Common Stocks	$755,455,641	$—	$—	$755,455,641
Cash Equivalents	18,845,524	—	—	18,845,524
Total	$744,301,165	$—	$—	$744,301,165
ESG Beta Quality
Common Stocks	$208,575,609	$—	$—	$208,575,609
Cash Equivalents	2,442,494	—	—	2,442,494
Total	$211,018,103	$—	$—	$211,018,103
ESG Beta Dividend
Common Stocks	$130,489,335	$—	$—	$130,489,335
Cash Equivalents	1,416,733	—	—	1,416,733
Total	$131,906,068	$—	$—	$131,906,068

141

June 30, 2018

Notes to Financial Statements (Unaudited), continued

	Level 1	Level 2	Level 3*	Totals
Global Opportunities
Common Stocks	$26,020,153	$—	$—	$26,020,153
Cash Equivalents	3,167,677	—	—	3,167,677
Total	$29,187,830	$—	$—	$29,187,830
Global Environmental Markets
Common Stocks	$383,943,466	$311,331,157	$—	$695,274,623
Cash Equivalents	8,912,294	—	—	8,912,294
Total	$392,855,760	$311,331,157	$—	$704,186,917
Global Women’s Leadership
Common Stocks	$153,448,288	$71,548,917	$—	$224,997,205
Preferred Stocks	—	306,080	—	306,080
Exchange-Traded Funds	2,327,512	—	—	2,327,512
Cash Equivalents	53,709	—	—	53,709
Total	$155,829,509	$71,854,997	$—	$227,684,506
EAFE ESG Leaders
Common Stocks	$5,543,442	$623,254,888	$—	$628,798,330
Preferred Stocks	—	3,238,165	—	3,238,165
Rights	76,132	—	—	76,132
Exchange-Traded Funds	7,803,952	—	—	7,803,952
Total	$13,423,526	$626,493,053	$—	$639,916,579
Core Bond
Exchange-Traded Funds	$4,013,580	$—	$—	4,013,580
Community Investment Notes	—	3,096,679	276,251	3,372,930
Corporate Bonds	—	213,955,005	—	213,955,005
U.S. Gov't Agency Bonds	—	12,455,874	—	12,455,874
Government Bonds	—	5,013,645	—	5,013,645
Municipal Bonds	—	35,016,483	—	35,016,483
U.S. Treasury Notes	—	204,575,813	—	204,575,813
Mortgage-Backed Securities	—	198,428,879	—	198,428,879
Medium Term Certificates of Deposit	—	485,535	—	485,535
Cash Equivalents	20,807,933	—	—	20,807,933
Total	$24,821,513	$673,027,913	$276,251	$698,125,677
High Yield Bond
Common Stocks	$1,225,640	$—	$345,130	$1,570,770
Preferred Stocks	1,010,240	—	0	1,010,240
Corporate Bonds	—	358,706,715	—	358,706,715
Loans	—	2,444,120	—	2,444,120
U.S. Treasury Notes	—	2,499,072	—	2,499,072
Cash Equivalents	10,789,689	1,000,764	—	11,790,453
Total	$13,025,569	$364,650,671	$345,130	$378,021,370

142

June 30, 2018

	Level 1	Level 2	Level 3*	Totals
Balanced
Affiliated Investment Companies	$1,814,893,469	$—	$—	$1,814,893,469
Cash Equivalents	15,486,496	—	—	15,486,496
Total	$1,830,379,965	$—	$—	$1,830,379,965

*	Table includes securities valued at zero.

See Schedules of Investments for additional detailed industry classifications.

The following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

Core Bond Fund
Bonds and Community Investment Notes
Balance as of December 31, 2017	$276,251
Realized gain (loss)	—
Amortization of premium	—
Change in unrealized appreciation (depreciation)	—
Purchases/Received in Exchange	—
Sales/Maturities	—
Transfers in to and/or out of Level Three	—
Balance as of June 30, 2018	$276,251

High Yield Bond Fund
Stocks
Balance as of December 31, 2017	$437,486
Realized gain (loss)	—
Amortization of premium	—
Change in unrealized appreciation (depreciation)	(92,356)
Purchases/Received in Exchange	—
Sales	—
Transfers in to and/or out of Level Three	—
Balance as of June 30, 2018	$345,130

Transfers in and out of Levels during the year are assumed to be transferred on the last day of the period at their current value. During the year, Level 1 to Level 2 transfers were: $4,109,205 for the Global Women’s Leadership Fund and $23,651,430 for the EAFE ESG Leaders Fund and Level 2 to Level 1 transfers were: $7,415,045 for the Global Environmental Markets Fund, $54,738 for the Global Women’s Leadership Fund and $3,006,695 for the EAFE ESG Leaders Fund. All such transfers were due to utilization of the pricing vendor’s fair value pricing of foreign securities.

143

June 30, 2018

Notes to Financial Statements (Unaudited), continued

Significant unobservable inputs were used by two Funds for Level 3 fair value measurements. The High Yield Bond Fund holds two securities of the same issuer which are deemed to be valued at zero based on company financial statements, and one security based on proprietary methodology derived from publicly available quotes of an affiliated issuer class of shares. The Core Bond Fund holds a position in a Community Investment note which is valued based on a general obligation by the parent entity to limit investment exposure on the note.

Investment Transactions Investment transactions are recorded as of the date of purchase, sale or maturity. Net realized gains and losses from the sale or disposition of securities are determined on the identified cost basis, which is also used for federal income tax purposes. Corporate actions (including cash dividends) are recorded net of foreign tax withholdings.

Investment Income Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis and includes accretion of discount and amortization of premiums, if any. The value of additional securities received as dividend payments is recorded as income and as an increase to the cost basis of such securities. The Funds amortize purchase price premium and accrete discount on bonds, if any, over the remaining life of the bonds using the effective interest method of amortization; for callable bonds, the amortization period is to the most likely call date.

Distributions to Shareholders Distributions to shareholders are recorded by each of the Funds on the ex-dividend dates. The Funds (except Core Bond Fund and High Yield Bond Fund) expect to pay dividends of net investment income, if any, semiannually and to make distributions of capital gains, if any, at least annually. The Core Bond Fund and High Yield Bond Fund expect to pay dividends of net investment income, if any, monthly and to make distributions of capital gains, if any, at least annually. A shareholder begins earning dividends on the Core Bond Fund and High Yield Bond Fund shares the day after the Funds receive his or her purchase payment. Income and capital gains distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles.

Class Accounting Expenses directly attributable to a class of shares, such as 12b-1 distribution fees, are charged to that class. Each Fund has adopted a 12b-1 plan, applicable to certain classes of each of the Funds. Expenses of the Funds that are directly identifiable to a specific Fund, such as transfer agent fees, custody fees and registration fees, are applied to that Fund. Expenses that are not readily identifiable to a specific Fund, such as printing expense, Trustees’ fees and legal fees, are allocated in such a manner as deemed equitable, taking into consideration

144

June 30, 2018

the nature and type of expense and the relative net assets of the Funds. Investment income, realized and unrealized gains and losses are allocated based upon the relative daily net assets of each class of shares.

Federal Income Taxes Each of the Funds intends to elect to be treated and qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). If a Fund so qualifies and satisfies certain distribution requirements, such Fund will ordinarily not be subject to federal income tax on its net investment income (which includes short-term capital gains) and net capital gains that it distributes to shareholders. Each Fund expects to distribute all or substantially all of its income and gains to shareholders every year. Therefore, no Federal income or excise tax provision is required. The Funds are treated as separate entities for U.S. Federal income tax purposes.

Foreign Currency Transactions The accounting records of the Funds are maintained in U.S. dollars. In addition, purchases and sales of investment securities, dividend and interest income, and certain expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. Net realized and unrealized foreign currency exchange gains or losses occurring during the holding period of investment securities are a component of realized gain (loss) on investment transactions and unrealized appreciation (depreciation) on investments, respectively.

Non-U.S. Securities Non-U.S. markets can be significantly more volatile than domestic markets, causing the prices of some Fund investments to fluctuate significantly, rapidly and unpredictably. Non-U.S. securities may be less liquid than domestic securities; consequently, a Fund may at times be unable to sell non-U.S. securities at desirable times or prices. Other risks related to non-U.S. securities include delays in the settlement of transactions; less publicly available information about issuers; different reporting, accounting and auditing standards; the effect of political, social, diplomatic or economic events; seizure, expropriation or nationalization of the issuer or its assets; fluctuation in foreign currency exchange rates and the possible imposition of currency exchange controls. If a Fund invests substantially in securities of non-U.S. issuers tied economically to a particular country or geographic region, it will be subject to the risks associated with such country or geographic region to a greater extent than a fund that is more diversified across countries or geographic regions.

Securities Lending The Funds may lend their securities pursuant to a securities lending agreement (Lending Agreement) with State Street Bank and Trust Company. Initial security loans made pursuant to the Lending Agreement are required to be secured by collateral not less than the percentage specified in the agreement,

145

June 30, 2018

Notes to Financial Statements (Unaudited), continued

ranging from 102% to 105%, depending on the types of securities. Cash collateral received is invested in the State Street Navigator Securities Lending Government Money Market Portfolio, a registered Rule 2a-7 money market fund. Borrowers may also pledge non-cash collateral within the guidelines for acceptable forms of non-cash collateral approved by the Boards of Trustees. At June 30, 2018, non-cash collateral consisted of U.S. Treasuries, short-term U.S. Government Agency obligations and Sovereign debt.

The Funds have the right under the Lending Agreement to recover the securities from the borrower on demand. The primary risk associated with securities lending is if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons. The Funds could experience delays and costs in recovering securities loaned or in gaining access to the collateral. In the event the borrower fails to return loaned securities and the collateral received is insufficient to cover the value of the loaned securities and provided such collateral shortfall is not the result of investment losses, the lending agent has agreed to pay the amount of the shortfall to the Funds, or at the discretion of the lending agent, replace the loaned securities.

A portion of the income generated upon investment of the collateral is remitted to the borrower and the remainder is allocated between the Funds and the lending agent. The Funds record security lending income net of such allocation. The Funds continue to receive dividends on the securities loaned, which are accounted for in the same manner as other dividend and interest income.

As of June 30, 2018, the value of securities loaned, payable for collateral due to brokers and non-cash collateral pledged by brokers were as follows:

Fund	Market Value of Securities Loaned	Payable on Collateral Due to Broker	Non-Cash Collateral Value *	Over (Under) Collateralized
Large Cap	$38,479,439	$12,657,744	$27,207,800	$1,386,105
Mid Cap	8,205,243	984,206	7,469,971	248,934
Small Cap	114,196,211	1,654,648	115,886,587	3,345,024
ESG Beta Quality	6,305,929	836,583	5,643,406	174,060
ESG Beta Dividend	3,648,415	479,208	3,283,118	113,911
Global Environmental Markets	1,284,604	—	1,312,794	28,190
Global Women's Leadership	1,135,387	—	1,156,729	21,342
EAFE ESG Leaders	95,410	—	101,629	6,219
Core Bond	22,296,453	6,513,335	16,237,055	453,937

*	Non-cash collateral is not included in the financial statements.

146

June 30, 2018

For the Large Cap Fund, Mid Cap Fund, Small Cap Fund, ESG Beta Quality Fund, ESG Beta Dividend Fund, Global Environmental Markets Fund, Women’s Leadership Fund and EAFE ESG Leaders Fund all of the securities on loan at June 30, 2018 are classified as Common Stocks in each Fund’s Schedule of Investments. For the Core Bond Fund all of the securities on loan at June 30, 2018 are classified as Corporate Bonds, U.S. Treasury or Agency securities on the Fund’s Schedule of Investments.

The following table displays a breakdown of transactions accounted for as secured borrowings, the gross obligation by class of collateral pledge, and the remaining contractual maturity of those transactions as of June 30, 2018.

	Remaining Contractual Maturity of the Agreements
Securities Lending Transactions	Overnight and Continuous	Up to 30 days	30-90 days	Greater than 90 days	Total
Core Bond Fund
U.S. Treasury and Agency Securities	$11,156,574	$—	$—	$—	$11,156,574
Corporate Debt	11,139,879	—	—	—	11,139,879
Total Borrowings	$22,296,453	$—	$—	$—	$22,296,453
Gross amount of recognized liabilities for securities lending transactions					$22,296,453

NOTE B—Investment Advisory Fee and Transactions with Affiliated and Other Parties

Trust I and Trust III have entered into Investment Advisory Contracts (the “Management Contracts”) with Impax Asset Management LLC (“IAM”) and Pax Ellevate Management LLC (“PEM”), respectively (each, the “Adviser”, and collectively, the “Advisers”). Pursuant to the terms of the Management Contracts, the Advisers, subject to the supervision of the Boards of Trustees of the Trusts, are responsible for managing the assets of the Funds in accordance with the Funds’ investment objective, investment programs and policies.

147

June 30, 2018

Notes to Financial Statements (Unaudited), continued

Pursuant to the Management Contracts, the Advisers have contracted to furnish the Funds continuously with an investment program, determining what investments to purchase, sell and exchange for the Funds and what assets to hold uninvested. The Advisers also have contracted to provide office space and certain management and administrative facilities for the Funds. In return for such services, the Funds pay an advisory fee to the Advisers at the following annual rates (expressed as a percentage of the average daily net assets of such Fund):

Average Net Asset Value of Fund
Fund	Assets	Annual Rate
Large Cap	All Assets	0.65%
Mid Cap	All Assets	0.75%
Small Cap	All Assets	0.75%
ESG Beta Quality	All Assets	0.65%[1]
ESG Beta Dividend	All Assets	0.65%[1]
Global Opportunities	All Assets	0.80%[2]
Global Environmental Markets		0.80%[3]
Global Women's Leadership	All Assets	0.55%[1,4]
EAFE ESG Leaders	All Assets	0.55%[1]
Core Bond	All Assets	0.40%
High Yield Bond	All Assets	0.50%
Balanced	All Assets	0.05%[1]

[1]	The management fee is a unified fee that includes all of the operating costs and expenses of the Fund (other than taxes, charges of governmental agencies, interest, brokerage commissions incurred in connection with portfolio transactions, distribution and/or service fees payable under a plan pursuant to Rule 12b-1 under the Investment Company Act of 1940, acquired fund fees and expenses and extraordinary expenses), including accounting expenses, administrator, transfer agent, custodian fees, legal fees and other expenses.

[2]	The Adviser has voluntarily waived a portion of the management fee from assets attributable to $2 million investment in the Fund. There is no guarantee that the Adviser will continue to provide the waiver in the future.

[3]	Effective May 1, 2018 the management fee changed to 0.80% based on average net assets up to $1 billion; 0.75% for assets of $1 billion to $1.5 billion; 0.70% for assets of $1.5 billion to $2 billion; 0.65% for assets of $2 billion to $3 billion; and 0.60% for assets over $3 billion. Prior to May 1, 2018, the Fund’s advisory fee was 0.80%. Prior to May 1, 2018, the Fund’s annual rate (expressed as percentage of the average daily net assets of the Fund) was 0.80% on all assets.

[4]	Effective February 26, 2018, the Adviser contractually agreed to waive 0.10% of its management fee resulting in a net rate of 0.55%. Effective May 1, 2018, the waiver was replaced with a contractual reduction of the management fee to 0.55%. Prior to May 1, 2018 the Fund’s advisory fee was 0.65%.

148

June 30, 2018

For the period ended June 30, 2018, the Funds incurred the following advisory fees:

Fund	Amount
Large Cap	$2,317,988
Mid Cap	502,558
Small Cap	3,018,273
ESG Beta Quality	685,702
ESG Beta Dividend	474,075
Global Opportunities	1,765
Global Environmental Markets	2,689,657
Global Women's Leadership	626,960
EAFE ESG Leaders	1,880,255
Core Bond	1,363,981
High Yield Bond	989,862
Balanced	479,466

The Adviser has contractually agreed to reimburse the Funds or limit expenses of the Funds to the extent that each Fund’s respective expenses exceed, on an annual basis, the following percentages of average daily net assets:

	Expense Caps
Fund	Investor	Class A	Institutional
ESG Beta Quality [1]	0.90%	0.90%	0.65%
ESG Beta Dividend [1]	0.90%		0.65%
Global Opportunities [2]	1.23%	1.23%	0.98%
Global Environmental Markets [3]	1.23%	1.23%	0.98%
Global Women's Leadership [1,4]	0.80%		0.55%
EAFE ESG Leaders [1]	0.80%		0.55%
Balanced [1]	0.30%		0.05%

[1]	Expense caps for funds represent their respective unified management fees plus distribution and/or service fees payable under a plan pursuant to Rule 12b-1, as applicable to particular classes of shares.

[2]	The Adviser has contractually agreed to reimburse expenses (other than interest, commissions, taxes, extraordinary expenses and acquired fund fees and expenses, if any) to the extent that they exceed the expense caps indicated. The reimbursement arrangement may not be amended or terminated without the approval of the Fund’s Board of Trustees before December 31, 2021.

[3]	The Adviser has contractually agreed to reimburse expenses (other than interest, commissions, taxes, extraordinary expenses and acquired fund fees and expenses, if any) to the extent they exceed the expense caps indicated. This reimbursement arrangement may not be amended or terminated without the approval of the Fund’s Board of Trustees before December 31, 2018.

[4]	Prior to February 26, 2018 expenses were capped at 0.90% and 0.65% of investor Class shares and Institutional Class shares, respectively.

Such expenses include (i) management and distribution fees; (ii) the fees of affiliated and unaffiliated Trustees; (iii) the fees of the Funds’ custodian and transfer agent; (iv) the fees of the Funds’ legal counsel and independent registered

149

June 30, 2018

Notes to Financial Statements (Unaudited), continued

public accounting firm; (v) the reimbursement of organizational expenses; and (vi) expenses related to shareholder communications including all expenses of shareholders’ and Boards of Trustees’ meetings and of preparing, printing and mailing reports, proxy statements and prospectuses to shareholders.

For the period ended June 30, 2018, the dollar amount of expense reimbursements were as follows:

	Total Expenses Reimbursed by Adviser
Fund	Investor	Class A	Institutional
Global Opportunities	$—		$1,797
Global Environmental Markets	413	56	1,756

In addition, the Adviser voluntarily waived $131 and $35,657 of its management fee from the Global Opportunities Fund and the Global Women’s Leadership Fund, respectively.

In 2018, the Adviser reimbursed the Balanced Fund in the amount of $223,088 for prior payments made in excess of limitations approved by the Board of Trustees. This reimbursement is included in “other income” on the Statement of Operations.

The Trusts have adopted a plan (“Plan”) pursuant to Rule 12b-1 under the 1940 Act that allows the Funds to pay distribution fees for the sale and distribution of certain shares as described below and for personal services rendered to the Fund shareholders in connection with the maintenance of shareholder accounts. Under the Plan, each Fund will pay its Distributor a distribution fee equal to 0.25% of the annual average daily net assets attributable to the Investor Class shares and Class A shares. The Distributor may pay all or any portion of the distribution fee to securities dealers or other organizations (including, but not limited to, any affiliate of the Distributor) as commissions, asset-based sales charges or other compensation with respect to the sale of indicated shares of such Fund, or for providing personal services to investors in the indicated shares of such Fund and/or the maintenance of shareholder accounts, and may retain all or any portion of the distribution fee as compensation for the Distributor’s services as principal underwriter of the indicated shares of such Fund.

Several individuals who are officers and/or Trustees of the Trusts are also employees of the Adviser.

150

June 30, 2018

NOTE C—Investment Information

Purchases and proceeds from sales of investments for the Funds for the period ended June 30, 2018 were as follows:

	Purchases		Sales
Fund	Investments[1]	U.S. Gov’t Bonds	Investments[1]	U.S. Gov’t Bonds
Large Cap	$218,079,407	$—	$272,521,257	$—
Mid Cap	31,862,086	—	41,850,830	—
Small Cap	236,687,099	—	286,063,951	—
ESG Beta Quality	79,210,924	—	82,654,890	—
ESG Beta Dividend	48,041,580	—	65,550,766	—
Global Opportunities	26,100,296	—	—	—
Global Environmental Markets	191,680,287	—	53,908,735	—
Global Women's Leadership	105,142,105	—	57,093,809	—
EAFE ESG Leaders	136,364,654	—	145,238,807	—
Core Bond	111,379,704	150,426,220	62,513,127	175,594,369
High Yield	131,805,695	—	148,508,603	—
Balanced	81,255,251		199,737,776

[1]	Excluding short-term investments and U.S. Government bonds.

For federal income tax purposes, the identified cost of investments owned at June 30, 2018 as well as the gross unrealized appreciation (depreciation) of investments and resulting net unrealized appreciation (depreciation) as of June 30, 2018 were as follows for the Funds:

Fund	Identified cost of investments for Federal income tax basis	Gross unrealized appreciation	Gross unrealized depreciation	Net unrealized appreciation (depreciation)
Large Cap	$563,952,548	$150,185,998	$14,971,193	$135,214,805
Mid Cap	107,431,269	24,163,998	3,115,227	21,048,771
Small Cap	673,982,806	121,589,812	21,271,453	100,318,359
ESG Beta Quality	132,956,260	79,695,794	1,633,951	78,061,843
ESG Beta Dividend	103,731,946	28,931,975	757,853	28,174,122
Global Opportunities	29,267,974	159,810	239,954	(80,144)
Global Environmental Markets	625,360,198	105,187,785	26,361,066	78,826,719
Global Women's Leadership	203,021,783	33,206,654	8,543,931	24,662,723
EAFE ESG Leaders	590,590,276	85,567,399	36,241,096	49,326,303
Core Bond	710,217,165	1,678,731	13,770,219	(12,091,488)
High Yield	390,798,928	3,716,526	16,494,085	(12,777,559)
Balanced	1,752,331,273	210,099,802	132,051,110	78,048,692

At June 30, 2018 the Mid Cap Fund, Small Cap Fund, ESG Beta Quality Fund, Global Opportunities Fund, Global Environmental Markets Fund, Global Women’s Leadership Fund and EAFE ESG Leaders Fund had unrealized foreign currency gains (losses) of $76; $456; $(325); $(7,650); $938; $4,657 and $(30,654), respectively.

151

June 30, 2018

Notes to Financial Statements (Unaudited), continued

Netting Agreements During the ordinary course of business, the Funds may enter into transactions subject to enforceable netting agreements or other similar arrangements (“netting agreements”). Generally, the right to offset in netting agreements allows a Fund to offset any exposure to a specific counterparty with any collateral received or delivered to that counterparty based on the terms of the agreement. Generally, a Fund manages its cash collateral and securities collateral on a counterparty basis. As of June 30, 2018, there is no collateral held at the counterparty that would be offset by a master netting agreement that the Funds have with the counterparty. The Funds did not hold any derivative instruments as of June 30, 2018.

Affiliated Investments The term “affiliated company” includes other investment companies that are managed by a Fund’s Adviser. At June 30, 2018, the Balanced Fund held the following investments in affiliated Funds:

Fund	Shares Held at 12/31/17	Gross Additions	Gross Reductions	Shares Held at 6/30/2018
Balanced
Large Cap	67,837,134	237,200	5,163,977	62,910,357
Mid Cap	12,404,360	33,884	991,840	11,446,404
ESG Beta Dividend	12,965,138	133,043	1,746,234	11,351,947
Global Opportunities	—	2,500,000	—	2,500,000
Global Environmental Markets	—	635,307	—	635,307
EAFE ESG Leaders	26,348,540	328,324	9,052,955	17,623,909
Core Bond	69,273,277	898,893	—	70,172,170

Fund	Value at 12/31/17	Dividend Income	Realized Gains/ Losses[1]	Net change in Unrealized Appreciation/ Depreciation	Value at 6/30/2018
Balanced
Large Cap	$717,038,507	$2,606,827	$1,953,812	$19,236,439	$683,835,584
Mid Cap	138,184,566	376,111	(3,310,589)	1,660,361	125,910,449
ESG Beta Dividend	149,099,087	1,548,618	2,271,376	(2,371,687)	130,547,394
Global Opportunities	—	—	—	(75,000)	24,925,000
Global Environmental Markets	—	73,865	—	(366,371)	9,707,495
EAFE ESG Leaders	242,143,087	2,879,404	2,053,173	(10,690,216)	154,385,447
Core Bond	695,503,701	8,837,149	—	(18,662,027)	685,582,100
Total	$1,941,968,948	$16,321,974	$2,967,771	$(11,268,501)	$1,814,893,469

[1]	Includes realized capital gain distributions from an affiliated fund, if any.

152

June 30, 2018

The Funds are permitted to purchase and sell securities (“cross-trade”) from and to other Funds within the Trusts or other accounts managed by the Advisers pursuant to “Cross-Trading” Procedures adopted by the Trusts’ Boards of Trustees. These procedures have been designed to ensure that any cross-trade of securities by the respective fund from or to another fund or account that is or could be considered an affiliate of the fund under certain limited circumstances by virtue of having a common investment adviser complies with Rule 17a-7 of the 1940 Act. Further, as defined under these procedures, each cross-trade is effected at the current market price to save costs where allowed. Pursuant to these procedures, for the period ended June 30, 2018, the Global Women’s Leadership Fund, the EAFE ESG Leaders Fund and High Yield Bond Fund engaged in cross-trades. The Global Women’s Leadership Fund, the EAFE ESG Leaders Fund and High Yield Bond Fund had total purchases of $477,259, $4,527,289 and $329,250, respectively, and total sales of $4,527,289, $477,259 and $0, respectively. The Global Women’s Leadership Fund and EAFE ESG Leaders Fund had net losses of $31,897 and $1,917, respectively.

Restricted and Illiquid Securities The Funds may purchase certain restricted securities and limited amounts of illiquid securities. The Funds may invest in securities exempt from registration under Rule 144A of the Securities Act of 1933 (“the Act”) which are restricted from sale to the public and may only be sold to a qualified institutional buyer. The Funds do not have the right to demand that such securities be registered. The value of such securities is determined by valuations supplied by a pricing service or, if not available, in good faith by or at the direction of the Boards of Trustees. At June 30, 2018, the High Yield Bond Fund held $204,783,001 or 53.56% of net assets and the Core Bond Fund held $54,825,350 or 7.94% of net assets in securities exempt from registration under Rule 144A of the Act.

At June 30, 2018, the High Yield Bond Fund held $2,804,818 of illiquid securities representing 0.73% of net assets and Core Bond Fund held $6,235,218 of illiquid securities, representing 0.90% of net assets. The Fund will classify as “illiquid” all securities that may no longer be disposed of within seven days in the ordinary course of business at approximately the amount at which the Fund has valued such security for the purpose of calculating the Fund’s net asset value. Illiquid investments may include restricted securities, repurchase agreements that mature in more than seven days or that have a notice or demand feature more than seven days, certain over-the-counter option contracts and participation interests in loans. Because illiquid securities trade less frequently and in smaller volume than liquid securities, the Fund may experience difficulty in closing out positions at prevailing market prices.

153

June 30, 2018

Notes to Financial Statements (Unaudited), continued

Security	Acquisition Date Range	Cost	Market Value
Core Bond Fund
CINI Investment Note, 2.000%, 10/31/20	11/01/14 - 11/01/15	$276,251	$276,251
Community Credit Union of Lynn, 2.200%, 11/29/22	11/14/17 - 11/14/17	250,000	239,909
Master Asset Backed Securities Trust 2007-NCW, 144A, 2.691%, 05/25/37	07/06/17 - 07/06/17	1,659,482	1,663,972
Self-Help Federal Credit Union, 1.700%, 04/13/20	04/06/18 - 04/06/18	250,000	245,626
TES 2017-2 LLC, 144A, 4.120%, 02/20/48	12/08/17 - 02/13/18	1,952,618	1,912,719
Tesla Energy Operations, Inc., 4.700%, 05/29/25	05/26/15 - 05/26/15	1,984,086	1,896,741
High Yield Bond Fund
Chaparral Energy, Inc., Class B shares	03/30/17 - 03/30/17	19,281	345,130
Charlotte Russe, Inc.	05/21/13 - 01/16/15	7,784	15,568
Charlotte Russe, Inc., 8.500%, 12/15/22	05/21/13 - 01/16/15	3,258,827	2,444,120
Interactive Health, Inc.	03/19/04 - 10/01/13	706	0
Interactive Health, Inc., 0.000%	03/19/04 - 10/01/13	1,412	0

NOTE D—Tax Information

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations, which may differ from GAAP. In addition to permanent differences previously noted, temporary differences may arise from recognition of certain items of income, expense, gain or loss in different periods for financial reporting and tax purposes. Such differences will reverse at some time in the future. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. For tax purposes, short-term capital gains are considered ordinary income.

154

June 30, 2018

The tax character of distributions paid during 2018 and 2017 was as follows:

	Distributions paid in 2018		Distributions paid in 2017
Fund	Ordinary income	Long-term capital gains	Ordinary income	Long-term capital gains
Large Cap	$2,623,548	$—	$21,849,160	$65,005,043
Mid Cap	379,363	—	4,492,596	6,433,169
Small Cap	—	—	11,603,515	3,622,260
ESG Beta Quality	1,580,459	—	2,492,693	6,932,351
ESG Beta Dividend	1,559,377	—	3,194,252	229,692
Global Opportunities	—	—	—	—
Global Environmental Markets	5,204,777	—	3,464,879	15,876,884
Global Women's Leadership	2,587,279	—	3,688,140	741,672
EAFE ESG Leaders	11,841,005	—	15,553,251	—
Core Bond	8,872,606	—	15,895,087	1,027,617
High Yield Bond	10,128,314	—	21,862,777	—
Balanced	32,518,376	—	35,128,127	167,868,523

During the period from November 1, 2017 through December 31, 2017, the Global Environmental Markets Fund incurred a qualified late-year ordinary loss of $57,889 and the Core Bond Fund incurred post-October capital losses of $278,781. These losses are treated for federal income purposes as if they had occurred on January 1, 2018.

As of December 31, 2017, for federal income tax purposes, the following Funds had capital loss carryforwards available to offset future gains, if any, to the extent provided by the Treasury regulations:

	No Expiration
Fund	Short-term	Long-term
EAFE ESG Leaders	$1,895,584	$9,071,665
High Yield Bond	26,337,964	27,839,051

For financial reporting purposes, the capital accounts are adjusted to reflect the tax character of permanent book/tax differences. Reclassifications are primarily due to tax treatment of gain (loss) on foreign currency transactions, tax treatment related to REITs, partnerships, and PFICs, equalization adjustments and adjustments related to previous fund mergers.

Uncertain Tax Positions Management has analyzed the Funds’ tax positions taken for all open tax years which remain subject to examination by the Funds’ major tax jurisdictions (years 2014 through 2017). The Funds recognize interest and penalties, if any, related to tax liabilities as income tax expense in the Statement

155

June 30, 2018

Notes to Financial Statements (Unaudited), continued

of Operations. Management has concluded that, as of and during the year ended December 31, 2017, no provision for federal income tax is necessary and, therefore, the Funds did not have a liability for any unrecognized tax expenses.

NOTE E—RECENT ACCOUNTING PRONOUNCEMENTS

In October 2016, the Commission issued Final Rule Release No. 33-10233, Investment Company Liquidity Risk Management Programs. This final rule requires funds to establish a liquidity risk management program and enhances disclosures regarding funds’ liquidity. Some of the requirements of this final rule must be adopted by December 1, 2018; other requirements have been extended to June 1, 2019. Management is currently assessing the impact of this rule to the Funds’ financial statements and other filings.

In October 2016, the Commission issued Final Rule Release No. 33-10234, Investment Company Swing Pricing. This rule permits certain funds to use swing pricing during periods of heavy redemptions and requires certain disclosures regarding the use of swing pricing in forms filed with the SEC. This final rule will be effective November 19, 2018. Management is currently assessing the impact of this rule to the Funds’ financial statements and other filings.

NOTE F—Board Considerations for Approval of Advisory and Subadvisory Agreements

Review Process. The 1940 Act requires that the Trustees of the Trusts request and evaluate, and that IAM and PEM furnish, such information as may reasonably be necessary for the Trustees of the Trusts to evaluate the terms of the relevant Trust’s Management Contracts. Similarly, the 1940 Act requires that the Trustees of Trust I request and evaluate, and that each of Impax Asset Management Ltd. (“Impax”) and Aperio Group, LLC (“Aperio”) (each a “Subadviser” and collectively, the “Subadvisers”) furnish, such information as may reasonably be necessary for the Trustees of Trust I to evaluate the terms of its respective subadvisory contract (each a “Subadvisory Contract” and collectively, the “Subadvisory Contracts”) among Trust I, IAM and such Subadviser. The Trustees who are not “interested persons” (as defined in Section 2(a)(19) of the 1940 Act) of the Trusts (the “Independent Trustees”) met in person in March and June of 2018 for the purpose of considering the Management Contracts and each Subadvisory Contract (the “contract review meetings”). In addition, the Trustees of each Trust consider matters bearing on the relevant Trust and its investment management and other arrangements at their regular meetings throughout the year, including reviews of investment results and performance data at each regular meeting and periodic presentations from the Advisers and each Subadviser.

156

June 30, 2018

During the course of the contract review meetings, the Trustees met and discussed the Management Contracts and each Subadvisory Contract with representatives of the Advisers. The Independent Trustees were assisted in their evaluation of the Management Contracts and each Subadvisory Contract by independent legal counsel, from whom they received assistance and advice, including a written memorandum regarding the legal standards applicable to the consideration of advisory arrangements, and with whom they met separately from management. The Independent Trustees requested additional information, to which management responded.

In their deliberations, the Trustees did not identify any particular information that was all-important or controlling. Some of the factors that figured particularly in the Trustees’ deliberations are described below, although individual Trustees may have evaluated the information presented differently from one another, or given different weights to various factors in reaching their unanimous conclusion. The Trustees’ conclusions were based, in part, on their consideration of these arrangements during the course of the year and in prior years. The Trustees evaluated the information available to them on a Fund-by-Fund basis, and their determinations were made separately in respect of each Pax Fund; however, they also took into account the common interests of all the Pax Funds in their review.

Nature, Extent and Quality of Services. In considering the Management Contracts and each Subadvisory Contract, the Trustees, including the Independent Trustees, evaluated the nature, extent and quality of the advisory services provided to each Trust by the relevant Adviser and, with respect to Trust I, each Subadviser. They considered the terms of the relevant Management Contract and each Subadvisory Contract, as applicable, and received and considered information provided by management that described, among other matters:

●	the nature and scope of the advisory services provided or to be provided to the Pax Funds and information regarding the experience, qualifications and adequacy of the personnel providing those services,

●	the investment program used by or to be used by each Adviser and Subadviser to manage the Pax Funds,

●	possible conflicts of interest and fall-out benefits,

●	brokerage practices,

●	the compliance functions of each Adviser and Subadviser, and

157

June 30, 2018

Notes to Financial Statements (Unaudited), continued

●	financial results, assets under management and other information relating to the financial resources of each Adviser.

In addition to considering the Pax Funds’ investment performance (see below), the Trustees of each Trust considered, among other matters, the general oversight of the relevant Trust by its Adviser. They also took into account information concerning the investment philosophies and processes used by the Advisers and each Subadviser in managing the Pax Funds as well as their in-house investment and sustainable research capabilities. They also considered various investment resources available to the Advisers and each Subadviser, including research services acquired with “soft dollars” available to the Advisers and each Subadviser as a result of securities transactions effected for the Pax Funds.

The Trustees considered, among other matters, that each Adviser provides the relevant Trust with office space and personnel, and provides oversight and coordination of the Pax Funds’ third-party service providers. These services include accounting, bookkeeping, tax, legal, audit, custody and transfer agency services, and preparation of prospectuses, shareholder reports and other regulatory filings. They also took into account the Advisers’ compliance and operational functions, as well as the resources being devoted by the Advisers to such functions and the Adviser’s plans to add certain additional resources.

The Trustees concluded, within the context of their overall conclusions regarding the Management Contracts and each Subadvisory Contract, that the scope of the services provided to each Pax Fund and to be provided under the relevant Management Contract, and to each Pax Fund by its applicable Subadviser, was consistent with such Fund’s operational requirements; that the Advisers have the capabilities, resources and personnel necessary to provide the advisory services currently required by each Pax Fund; and that, overall, the nature, extent and quality of the services provided by and to be provided by the Advisers to the relevant Trust, and each applicable Subadviser to each Pax Fund, were sufficient to warrant approval of the Management Contracts and each Subadvisory Contract.

Fund Performance. In connection with the contract review meetings, the Trustees, including the Independent Trustees, reviewed information prepared by Broadridge Financial Solutions, Inc. (“Broadridge”) regarding the total return investment performance of the Pax Funds, comparing each Pax Fund’s investment results with those of other mutual funds within their Broadridge peer group over the one-, three-, five- and ten-year periods (to the extent the Pax Fund had been in existence) ended March 31, 2018. The Trustees, including the Independent Trustees, considered the methodology employed by Broadridge to identify peer groups, including the extent to which such peer groups included other mutual

158

June 30, 2018

funds that employ sustainable or socially responsible investing practices and the extent to which the peer group pursued investment strategies similar to those of the relevant Pax Fund. The Independent Trustees considered, in particular, that the Balanced Fund had outperformed its peer group for the three- and five-year periods. The Independent Trustees also considered that the Balanced Fund’s performance relative to its performance universe had improved since the Fund was restructured in early 2015. The Trustees further considered IAM’s process for determining the Balanced Fund’s allocations between equities and fixed income and between U.S. and international investments. The Independent Trustees considered that the ESG Beta Quality Fund had underperformed its peer group for the three-year period and outperformed its peer group for the five-year period, noting that because the Fund’s name and strategy changed on June 30, 2016, the Fund’s performance for periods prior to June 30, 2016 may not be representative of the performance that it would have achieved had it been following its current investment strategy. The Independent Trustees considered that the Small Cap Fund had underperformed its peer group for the three-year period and performed in line with its peer group for the five-year period. The Independent Trustees considered that the MSCI EAFE ESG Leaders Index Fund had outperformed its peer group for the five-year period, but had underperformed its peer group for the three-year period. The Independent Trustees considered that each of the Mid Cap Fund, the ESG Beta Dividend Fund and the Core Bond Fund did not yet have a three-year record, but had underperformed its peer group for the one-year period. The Independent Trustees considered that the Global Environmental Markets Fund had outperformed its peer group for the three-year period, but had underperformed its peer group for the five-year period. The Independent Trustees considered that the Global Women’s Leadership Fund had outperformed its peer group for the three-year period and had performed in line with its peer group for the five-year period, noting that because the Fund’s name and strategy changed on June 4, 2014, the Fund’s performance for periods prior to June 4, 2014 may not be representative of the performance that it would have achieved had it been following its current investment strategy. The Independent Trustees considered that the High Yield Bond Fund had performed in line with its peer group for the three-year period, but had underperformed its peer group for the five-year period. The Independent Trustees also considered the steps taken by the Adviser to improve the performance of the Pax Funds that had underperformed their peers and/or benchmarks over longer periods, including the addition of an analyst to the investment team for the Small Cap Fund.

159

June 30, 2018

Notes to Financial Statements (Unaudited), continued

In addition to the information reviewed by the Trustees at the contract review meetings, the Trustees receive, during the year, detailed comparative performance information for each Pax Fund including performance relative to one or more selected securities indices or other benchmarks.

Based on this and other information, the Trustees concluded, within the context of their overall conclusions regarding the Management Contracts and each Subadvisory Contract, that the relevant performance record and process in managing each Pax Fund were sufficient to support approval of the Management Contracts and each Subadvisory Contract.

Fees and Other Expenses. The Trustees, including the Independent Trustees, considered the advisory fees paid by each Pax Fund and proposed to be paid to the relevant Adviser, and the Trustees of Trust I, including the Independent Trustees, considered subadvisory fees paid to each Subadviser by IAM, as well as each Pax Fund’s distribution and service (Rule 12b-1) fees, “other expenses” and total expenses. In doing so, the Trustees reviewed both information provided by management and information prepared by Broadridge regarding the expenses and proposed expenses, as applicable, of each Pax Fund relative to those of each Pax Fund’s Broadridge peer group. The Independent Trustees considered that the total expenses of each of the Pax Funds (after giving effect to the expense reimbursements described below, if applicable), other than the ESG Beta Dividend, MSCI EAFE ESG Leaders Index, Mid Cap and Global Women’s Leadership Funds, were below the median total expenses of its respective peer group. The Independent Trustees also considered that the advisory fees of all Pax Funds other than the ESG Beta Dividend, MSCI EAFE ESG Leaders Index and Global Women’s Leadership Funds (after giving effect to the expense reimbursements described below, if applicable) were below the median combined management and administrative fees of their peer groups. In connection with their review, the Trustees of Trust I considered IAM’s agreement to reimburse the Global Environmental Markets Fund to the extent such Fund’s total operating expenses (other than interest, commissions, taxes, extraordinary expenses and acquired fund fees and expenses, if any) exceed a percentage of average daily net assets per annum of each share class as follows: 0.98% for Institutional Class shares, 1.23% for Individual Investor Class shares and 1.23% for Class A shares before December 31, 2018. The Trustees of Trust I also considered IAM’s agreement to reimburse the Global Opportunities Fund to the extent such Fund’s total operating expenses (other than interest, commissions, taxes, extraordinary expenses and acquired fund fees and expenses, if any) exceed a percentage of average daily net assets per annum of each share class as follows: 0.98% for Institutional Class shares and 1.23% for Investor Class shares before December 31, 2021. The Independent Trustees also noted that, under the

160

June 30, 2018

Management Contracts with respect to the MSCI EAFE ESG Leaders Index Fund the ESG Beta Quality Fund, the ESG Beta Dividend Fund, the Balanced Fund and the Global Women’s Leadership Fund, the relevant Adviser was obligated to pay all of the operating costs and expenses of the Pax Fund (other than taxes, charges of governmental agencies, interest, brokerage commissions incurred in connection with portfolio transactions, distribution and/or service fees payable under a plan pursuant to Rule 12b-1 under the 1940 Act, acquired fund fees and expenses and extraordinary expenses), including accounting expenses, administrator, transfer agent and custodian fees, Fund legal fees and other expenses.

The Trustees of Trust I considered the expenses indirectly borne by the Balanced Fund through its investment in other Pax Funds, and the extent to which the services provided by IAM to the Balanced Fund were distinct from, and not duplicative of the services it provides to such other Pax Funds. The Trustees of each Trust noted that the relevant Adviser, at the time of the contract review meetings, did not have a significant institutional advisory business outside of the Pax Funds, and considered the differences in the services provided and proposed to be provided to institutional clients and those provided to the Pax Funds, as well as differences in the advisory fees charged and proposed to be charged to such clients and those charged to the Pax Funds.

The Trustees, including the Independent Trustees, also considered that none of the Pax Funds with at least five years of performance history (the Small Cap Fund, the ESG Beta Quality Fund, the MSCI EAFE ESG Leaders Index Fund, the Global Women’s Leadership Fund, the Global Environmental Markets Fund, the High Yield Bond Fund and the Balanced Fund) had both lower returns and higher net expenses than its peer group median. The Trustees also noted that the new Pax Funds, including the Large Cap Fund, the Mid Cap Fund, the ESG Beta Dividend Fund, the Core Bond Fund and the Global Opportunities Fund, were excluded from the four-quadrant performance versus expenses summary. Based on this and other information, the Trustees concluded, within the context of their overall conclusions regarding the Management Contracts and each Subadvisory Contract, that the fees and expenses to be charged represented reasonable compensation to the Advisers and each Subadviser in light of the services provided and to be provided. In coming to this conclusion, the Trustees took into account, among other factors, the fee waiver and reimbursement agreement described above.

Costs of Services Provided and Profitability. The Trustees of each Trust, including the Independent Trustees, reviewed information regarding the cost of services provided and to be provided by each Adviser and the estimated profitability of each Adviser’s relationship with the relevant Trust, including a profitability report prepared by management detailing the costs of services provided to each

161

June 30, 2018

Notes to Financial Statements (Unaudited), continued

Fund (other than the Global Opportunities Fund) by the relevant Adviser, and the estimated profitability to IAM, for the year ended December 31, 2017, of its advisory relationship with each Fund, and the estimated profitability to PEM, for the year ended December 31, 2017, of its advisory relationship with the Global Women’s Leadership Fund. The Trustees recognized that each Adviser should, in the abstract, be entitled to earn a reasonable level of profit for the services provided and to be provided to each Fund, and that it is difficult to make comparisons of profitability from mutual fund advisory contracts because comparative information is not generally available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions about cost allocations and each Adviser’s capital structure and cost of capital. The Trustees of each Trust concluded that, taking all of the foregoing into account, they were satisfied that each Adviser’s level of profitability from its relationship with the relevant Trust was not excessive. The Trustees of Trust I did not consider the profitability of any Subadvisory Contract to the relevant Subadviser because the structure of each Subadvisory Contract is such that any profits to the applicable Subadviser reduce the profitability of IAM, and the fees payable under each Subadvisory Contract were the product of arm’s-length bargaining between the applicable Subadviser and IAM.

Possible Fall-Out Benefits. The Trustees of Trust I, including the Independent Trustees, considered information regarding the direct and indirect benefits to IAM and each Subadviser from their relationships with the respective Pax Funds, including reputational and other “fall out” benefits. During the course of the year, the Trustees of Trust I received presentations from IAM about its trading practices and brokerage arrangements, including its policies with respect to research provided in connection with trade execution for the relevant Pax Funds (soft dollar arrangements), and the Trustees of Trust I accepted the representation of IAM that it fulfills its fiduciary obligation of seeking best execution when engaging in portfolio transactions for the Pax Funds. The Trustees of Trust I considered the receipt of these benefits in light of IAM’s profitability, and concluded that such benefits were not excessive.

The Trustees of Trust III, including the Independent Trustees, considered information regarding the direct and indirect benefits to PEM from its relationship with the Global Women’s Leadership Fund, including reputational and other “fall out” benefits. The Trustees of Trust III considered the receipt of these benefits in light of PEM’s profitability, and concluded that such benefits were not excessive.

Possible Economies of Scale. The Trustees, including the Independent Trustees, considered the extent to which the Advisers and each Subadviser, as applicable, may realize economies of scale or other efficiencies in managing and supporting

162

June 30, 2018

the Pax Funds. They noted that as assets increase, certain fixed costs may be spread across a larger asset base, and it was noted that any economies of scale or other efficiencies might be realized (if at all) across a variety of products and services, including the Pax Funds, and not only in respect of a single Pax Fund. The Independent Trustees noted that many of the Pax Funds are small by industry standards, and that it was therefore not necessary to engage in more substantive discussions of possible breakpoints or other fee reductions at this time. Based on these observations, the Independent Trustees concluded that the Pax Funds’ overall fee arrangements represent an appropriate sharing at the present time between Pax Fund shareholders and the relevant Adviser and Subadviser (where applicable) of any economies of scale or other efficiencies in the management of each Pax Fund at current asset levels.

Conclusions. Based on their evaluation of factors that they deemed to be material, including those factors described above, the Board of Trustees of each Trust, including the Independent Trustees, unanimously concluded that the approval of the Management Contracts with respect to each Pax Fund and the approval of the Subadvisory Contracts for the applicable Pax Funds, was in the best interests of the Pax Funds and that the Management Contracts and the Subadvisory Contracts should be approved.

163

June 30, 2018

Proxy Voting (Unaudited)

You may obtain a description of the Funds’ policies and procedures that the Funds use to determine how to vote proxies relating to their portfolio securities, without charge, upon request by contacting the Funds at 800.767.1729 or on the SEC’s website at www.sec.gov.

The information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by telephoning Pax (toll-free) at 800.767.1729 or visiting Pax’s website at www.paxworld.com and will be available without charge by visiting the SEC’s website at www.sec.gov.

Quarterly Portfolio Holdings Disclosure (Unaudited)

Each Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Each Fund’s Form N-Qs are available on the SEC website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 800.SEC.0330. Information contained in each Fund’s Form N-Qs may also be obtained by visiting Pax’s website at www.paxworld.com or telephoning Pax (toll-free) at 800.767.1729.

The Statement of Additional Information includes additional information about the trustees and is available upon request without charge by calling 800.767.1729 between the hours of 9:00 a.m. and 5:30 p.m. Eastern time or by visiting our website at www.paxworld.com.

164

June 30, 2018

Account Options and Services

At Pax World, we are pleased to offer a variety of account options and shareholder services to help meet your investment needs.

Types of Accounts	Services

Regular Accounts: Individual, business and trust accounts are available for all Pax World Funds.

Traditional IRA Contributions to an IRA may be tax-deductible. Taxes are paid only when funds are withdrawn, when investors may be in a lower tax bracket.

Roth IRA Contributions to a Roth IRA are not deductible, but after five years some types of withdrawals are tax-free.

SIMPLE IRA This is an easy-to maintain retirement plan designed for small businesses.

SEP IRA This is an employer funded retirement plan popular with small businesses and self-employed persons.

Education Savings Account & Uniform Gift to Minors Account (UGMA) These plans provide excellent ways to save for a child’s education.

Automatic Investment Plan You may arrange to have a fixed amount automatically deducted from your checking or savings account and invested in your Pax World account on a monthly or quarterly basis. Automatic investment plans do not assure a profit and do not protect against loss in declining markets.

Online Account Access Utilizing a unique ID number and PIN, you can access your Pax World account balances or histories; purchase or redeem fund shares; or make exchanges between different Pax World Funds.

www.paxworld.com Learn all about Pax World Funds through our web site! You can check Fund performance, read about our portfolio managers, view Connection—our quarterly newsletter, and see how we voted on various proxies for the companies in our portfolios.

Please note that the information contained herein does not constitute tax advice. Always consult your tax advisor before making any tax-related investment decisions.

This semi-annual report is intended for shareholders of the Pax World Funds only, and is not authorized for distribution to other persons unless accompanied or preceded by a prospectus. Please consider the Funds’ investment objectives, risks and charges and expenses carefully before investing. The Funds’ prospectus contains this and other information about the Funds and may be obtained by calling 800.767.1729, emailing info@paxworld.com or visiting www.paxworld.com.

Distributor: ALPS Distributors, Inc. member of FINRA 8/18.

165

PAX World Funds
Advised by Impax

30 Penhallow Street, Suite 400
Portsmouth NH 03801

800.767.1729
www.paxworld.com

GO PAPERLESS WITH
eDELIVERY AND
SAVE A TREE!

Pax direct shareholders: Go to www.paxworld.com and log in to online account access. Advisor/Brokerage clients: Contact your investment professional.

Printed on recycled paper using soy-based inks.

PAX008070

Item 2.	Code of Ethics.

This disclosure is not required for the Semi-annual report filing.

Item 3.	Audit Committee Financial Expert.

This disclosure is not required for the Semi-annual report filing.

Item 4.	Principal Accountant Fees and Services.

This disclosure is not required for the Semi-annual report filing.

Item 5.	Audit Committee of Listed Registrants.

This disclosure is not applicable to the Registrant.

Item 6.	Schedule of Investments.

A complete series of schedules of investments are included as part of the Report to Shareholders filed under Item 1

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

This disclosure is not applicable to the Registrant, as it is an open-end investment company.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

This disclosure is not applicable to the Registrant, as it is an open-end investment company.

Item 9.	Purchase of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

This disclosure is not applicable to the Registrant, as it is an open-end investment company.

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Directors that have been implemented since the Registrant last provided disclosure in response to the requirements of this Item.

Item 11.	Controls and Procedures.

(a) It is the conclusion of the Registrant’s principal executive officer and principal financial officer (or persons performing similar functions), based on an evaluation of the effectiveness of the design and operation of the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) (the “Disclosure Controls”) as of a date within 90 days of the filing date of this report on Form N-CSR, that the design and operation of the Disclosure Controls are effective to reasonably ensure that information required to be disclosed by the Registrant in this report on Form N-CSR has been recorded, processed, summarized and reported within the time periods specified in the rules and forms of the Securities and Exchange Commission.

(b) There has been no change in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940, as amended) that occurred during the second fiscal quarter of the period covered by this report on Form N-CSR that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12.	Exhibits.

(a)	(1)	The registrant’s code of ethics pursuant to Item 2 of Form N-CSR is filed with the registrant’s annual Form N-CSR.

	(2)	Certifications of the principal executive officer and principal financial officer of the Registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are attached.

	(3)	Written solicitation to repurchase securities issued by closed-end companies: not applicable.

(b)	Certification of the principal executive officer and principal financial officer of the Registrant required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Pax World Funds Series Trust III

By (Signature and Title)		/s/ Joseph F. Keefe
Joseph F. Keefe, President

Date	August 17, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf by the Registrant and in the capacities and on the dates indicated.

By (Signature and Title)		/s/ Joseph F. Keefe
Joseph F. Keefe, President (Principal Executive Officer)

Date	August 17, 2018

By (Signature and Title)		/s/ Alicia K. DuBois
Alicia K. DuBois, Treasurer (Principal Financial Officer)

Date	August 17, 2018

6